     As Filed with the Securities and Exchange Commission on April 25, 2003
================================================================================


                                                 Registration File No. 333-19521
                                                                       811-08013

                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                 ---------------

                                    FORM N-6

                        REGISTRATION STATEMENT UNDER THE
                              SECURITIES ACT OF 1933                   [ ]

                         PRE-EFFECTIVE AMENDMENT NO. ___               [ ]


                         POST-EFFECTIVE AMENDMENT NO. _11_              [X]


                                     and/or

                        REGISTRATION STATEMENT UNDER THE
                         INVESTMENT COMPANY ACT OF 1940                [ ]


                                 AMENDMENT NO.   4                     [X]



                        (Check appropriate box or boxes.)

        STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                           (Exact name of registrant)

                        STATE FARM LIFE INSURANCE COMPANY
                               (Name of depositor)
                                  P.O. Box 2307
                        Bloomington, Illinois 61702-2307
        Depositor's Telephone Number, including Area Code: (888) 702-2307

              Laura P. Sullivan, Esq.                      Copy to:
       State Farm Life Insurance Company               W. Thomas Conner
                 P.O. Box 2307                  Sutherland Asbill & Brennan LLP
       Bloomington, Illinois 61702-2307         1275 Pennsylvania Avenue, N.W.
                                                   Washington, DC 20004-2415


                  Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this registration statement.

        ___ immediately upon filing pursuant to paragraph (b) of Rule 485
         X  on May 1, 2003, pursuant to paragraph (b) of Rule 485
        --- 60 days after filing pursuant to paragraph (a)(1) of Rule 485
        --- on March 10, 2003 pursuant to paragraph (a)(1) of Rule 485 this post-effective amendment designates a new effective date for a --- previously filed post-effective amendment.


                                 ---------------

                      Title of Securities Being Registered:
           Flexible Premium Variable Universal Life Insurance Policies

The prospectus and statement of additional information included in Post-Effective Amendment No. 8 to the Registration Statement on Form N-6 (File No. 333-19521) filed on December 20, 2002 pursuant to paragraph (a)(1) of Rule 485 are incorporated herein by reference.
================================================================================

                             ---------------------

                               VARIABLE UNIVERSAL
                                 LIFE INSURANCE
                                     POLICY

                             ---------------------



May 1, 2003
-----------



                                   PROSPECTUS

                                   State Farm Life Insurance Company



[Logo of
State Farm
Insurance]
prospectus


                           PROSPECTUS DATED MAY 1, 2003


     INDIVIDUAL FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICY


                                   ISSUED BY

       STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                     OF STATE FARM LIFE INSURANCE COMPANY
                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                           Telephone (888) 702-2307

State Farm Life Insurance Company ("State Farm," "we," "us," or "our") is offering the flexible premium variable universal life insurance policy (the "Policy") described in this prospectus. State Farm designed the Policy to provide: (1) lifetime insurance protection on the insured person named in the Policy, and (2) flexibility regarding premiums and death benefits. Subject to certain restrictions, the purchaser of a Policy (the "Owner," "you," or "your") may:

..  change the frequency and amounts of premium payments;

..  change the level of death benefits; and

.. allocate premiums (after State Farm deducts a premium charge) and Policy values to:


 . State Farm's general account (the "Fixed Account"), an account that provides a specified minimum rate of interest; and



 . subaccounts ("Subaccounts") of State Farm Life Insurance Company Variable
   Life Separate Account (the "Variable Account"), a separate account allowing you to invest in the following investment portfolios ("Funds") of the State Farm Variable Product Trust (the "Trust"):


  [_]Large Cap Equity Index Fund

  [_]Small Cap Equity Index Fund

  [_]International Equity Index Fund

  [_]Stock and Bond Balanced Fund

  [_]Bond Fund

  [_]Money Market Fund

The accompanying prospectus for the Trust describes each of the Funds, including the risks of investing in each Fund, and provides other information about the Trust.


An Owner of a Policy can select between two death benefit options: (1) a level insurance amount (Basic Amount) or (2) a level insurance amount plus the Policy Account Value. As long as the Policy is in force, State Farm guarantees that the death benefit will never be less than the Basic Amount less any outstanding Policy loans and past due charges. For a Policy issued in Texas or Maryland, if the Insured is alive on the Maturity Date, State Farm will pay the Cash Surrender Value on the Maturity Date to the Owner and the Policy will terminate.


The Policy provides for a Cash Surrender Value, which is the amount State Farm would pay if you surrender the policy. Because this value varies with Fund performance, there is no guaranteed Cash Surrender Value or guaranteed minimum Cash Surrender Value if you allocate premiums and Policy values to the Trust. On any given day, the Cash Surrender Value could be more or less than the premiums paid.

The Policy provides for a death benefit guarantee whereby the Policy will not lapse (terminate without value) so long as you pay certain minimum premiums. The Policy also allows you to take loans, make withdrawals, and participate in a dollar-cost averaging program or a portfolio rebalancing program.

We designed the Policy to provide significant life insurance benefits with a long-term investment element. You should consider the Policy in conjunction with other insurance you own. Please consider carefully before replacing existing insurance with the Policy, or financing the purchase of the Policy through a loan or through withdrawals from another policy.

This prospectus provides information that a prospective owner should know before investing in the Policy. Please read this prospectus carefully and keep it for future reference. A prospectus for State Farm Variable Product Trust must accompany this prospectus and you should read it in conjunction with this prospectus. The Securities and Exchange Commission (the "SEC") maintains a web site (http://www.sec.gov) that contains other information about the Policy and the Variable Account, material incorporated by reference into the Variable Account's registration statement, and other information regarding other registrants that file electronically with the SEC.

Interests in the Policies and shares of the Funds are not deposits or obligations of or guaranteed by a bank, and are not federally insured by the Federal Deposit Insurance Corporation or any other governmental agency. The Policies are subject to investment risks, including possible loss of principal. IT MAY NOT BE ADVANTAGEOUS TO REPLACE EXISTING INSURANCE WITH THE POLICY.

The SEC has not approved or disapproved the Policy or determined that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

table of


                               Table of Contents

              POLICY SUMMARY..................................  2
               Policy Benefits................................  2.
                 Death Benefits...............................  2.
                 Cash Benefits................................  2.
                 Free Look Right to Cancel Policy.............  3.
               Policy Risks...................................  3.
                 Investment Risk..............................  3.
                 Risk of Lapse................................  3.
                 Tax Risk.....................................  3.
                 Withdrawal and Surrender Risk................  3.
                 Loan Risk....................................  4.
                 Risk of Increase in Current Fees and Charges   4
               Fund Risks.....................................  4.
              FEE TABLE.......................................  5.
              THE POLICY...................................... 10.
              PREMIUMS........................................ 11.
              ALLOCATION OPTIONS.............................. 12.
              CHARGES AND DEDUCTIONS.......................... 13.




                    HOW YOUR POLICY ACCOUNT VALUES VARY. 15.
                    DEATH BENEFITS...................... 16.
                    LOAN BENEFITS....................... 17.
                    SURRENDER BENEFITS.................. 18.
                    SETTLEMENT OPTIONS.................. 18.
                    REQUESTING PAYMENTS................. 19.
                    TELEPHONE TRANSACTIONS.............. 19.
                    OTHER POLICY BENEFITS AND PROVISIONS 19.
                    STATE FARM AND THE FIXED ACCOUNT.... 20.
                    THE VARIABLE ACCOUNT................ 20.
                    VOTING OF FUND SHARES............... 20.
                    TAX CONSIDERATIONS.................. 21.
                    TAX TREATMENT OF POLICY BENEFITS.... 21.
                    ADDITIONAL INFORMATION.............. 23.
                    INDEX OF TERMS...................... 24.
                    STATEMENT OF ADDITIONAL INFORMATION
                    TABLE OF CONTENTS................... 25.
                    APPENDIX A.......................... 26.

             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN
                    THOSE JURISDICTIONS WHERE SUCH OFFERING
                             MAY LAWFULLY BE MADE.

                                                                       contents

Policy Summary

The following paragraphs summarize the important benefits and risks of the Policy. Please read this summary along with the more detailed information appearing elsewhere in this prospectus. Unless otherwise indicated, the description of the Policy in this prospectus assumes that the Policy is in force and there is no outstanding Loan Amount. Please refer to the Index of Terms at the end of the prospectus for definitions of certain terms this prospectus uses.

The Policy is a flexible premium variable universal life insurance policy. The Policy is built around its Policy Account Value. The Policy Account Value will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans). We do not guarantee any minimum Policy Account Value. You could lose some or all of the money you invest and your Policy could lapse without value, unless you pay sufficient additional premiums.

If you have any questions, you may write or call our Securities Products Department at Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001,
(888) 702-2307 (toll free).

Policy series 97035 in all states except MT, NY, WI; 97085 in MT, A97035 in NY, WI.

Policy Benefits

Death Benefits

.. Death Benefit Options. Death Benefits are available in two Death Benefit options:

  . Option 1 (greater of Basic Amount plus any Net Premium payment received since the last Deduction Date, or a specified percentage of Policy Account Value); or

  . Option 2 (greater of Basic Amount plus the Policy Account Value, or a specified percentage of Policy Account Value). See "Death Benefits," page 16.

.. Flexibility to Change Death Benefit. We provide flexibility to change the Basic Amount and to change the Death Benefit option. See "Changing the Basic Amount," page 17, for rules and limits.

..  Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy
   Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the minimum Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. See "Death Benefit Guarantee," page 11.

.. Death Benefit Payment Options. Death Benefits are available as a lump sum or under a variety of payment options.

.. Tax Treatment. The Death Benefit should be excludible from the gross income of the Beneficiary. See "Tax Treatment of Policy Benefits," page 21.

Cash Benefits

.. Loans. You may take loans for amounts up to 90% of Cash Value, at a net interest rate of 2%. See "Loan Benefits," page 17, and "Tax Treatment of Policy Benefits," page 21.

.. Withdrawals. You may withdraw a portion of your Cash Surrender Value up to 4 times each Policy Year provided there is sufficient remaining Cash Surrender Value. A withdrawal processing fee equal to the lesser of $25 or 2% of the amount requested for withdrawal will apply to each withdrawal. See "Withdrawals," page 18, for rules and limits, and "Tax Treatment of Policy Benefits," page 21.

..  Surrenders. You may completely surrender the Policy at any time for its Cash
   Surrender Value (Policy Account Value minus Loan Amount and minus any applicable surrender charge). See "Full Surrender," page 18, and "Tax Treatment of Policy Benefits," page 21. State Farm will deduct a surrender charge from the Policy Account Value upon a full surrender of the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. See "Charges and Deductions, Surrender Charge," page 14.

.. Transfers. You may transfer Policy Account Value among the Subaccounts at any time after the end of the free look period. You may transfer Policy Account Value held in the

Summary

  Fixed Account to one or more Subaccounts once each Policy Year during the 30-day period following the end of each Policy Year, up to the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount of any transfer must be at least $250, or, if less, the Policy Account Value held in the Subaccount or the Fixed Account. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of
  12. See "Transfers," page 13, and "Charges and Deductions, Transfer Charge," page 14.

..  Payment Options. A variety of payment options are available.

Free Look Right to Cancel Policy

.. For a limited time after State Farm issues a Policy, you have the right to cancel your Policy and receive a full refund of all premiums paid. See "Free Look Right to Cancel Policy," page 10. During this limited period, State Farm will allocate Net Premiums paid to the Fixed Account. See "Net Premium Allocations," page 12.

Policy Risks

Investment Risk

If you invest your Policy Account Value in one or more Subaccounts, then you will be subject to the risk that investment performance will be unfavorable and that the Policy Account Value will decrease. In addition, we deduct Policy fees and charges from your Policy Account Value, which can significantly reduce your Policy Account Value. During times of poor investment performance, this deduction will have an even greater impact on your Policy Account Value. You could lose everything you invest and your Policy could lapse without value, unless you pay sufficient additional premiums. If you allocate Net Premiums to the Fixed Account, then we credit your Policy Account Value in the Fixed Account with a declared rate of interest. You assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 4%.

Risk of Lapse

If your Cash Surrender Value is not enough to pay the Monthly Deduction when due, and the Death Benefit Guarantee is not in effect, your Policy will enter a 61-day grace period. State Farm will notify you that the Policy will lapse unless you make a sufficient payment during the grace period. Your Policy also may lapse if your Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. Your Policy generally will not lapse if: (1) during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), pursuant to the Death Benefit Guarantee, you pay cumulative premiums, less withdrawals and the Loan Policy Account Value, at least equal to the Minimum Premium amount (discussed below) for your Policy; or (2) you make a payment before the end of the grace period large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. You may reinstate a lapsed Policy, subject to certain conditions.

Tax Risk


In order to qualify as a life insurance contract for federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code of 1986, as amended (the "Code"). Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving a higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. Assuming that a Policy qualifies as a life insurance contract for federal income tax purposes, you should not be deemed to be in constructive receipt of Policy Account Value under a Policy until there is a distribution from the Policy. Moreover, death benefits payable under a Policy should be excludible from the gross income of the Beneficiary. As a result, the Beneficiary generally should not have to pay U.S. federal income tax on the death benefit, although other taxes, such as estate taxes, may apply.


In general, depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, then surrenders, withdrawals, and loans (including loans secured by collateral assignment) under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% additional income tax may be imposed on surrenders, withdrawals, and loans taken before you attain age 591/2. If the Policy is not a MEC, distributions generally will be treated first as a return of basis or investment in the contract and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% additional income tax. We will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a MEC.

See "Tax Considerations," page 21. You should consult a qualified tax advisor for assistance in all Policy-related tax matters.

Withdrawal and Surrender Risk

The surrender charge under the Policy applies for 10 Policy Years after the Policy Date. An additional surrender charge will be applicable for 10 years from the date of any increase in the Basic Amount. It is possible that you will receive no Cash

Surrender Value if you surrender your Policy in the first few Policy Years. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the Policy Account Value in the near future. We designed the Policy to meet long-term financial goals. The Policy is not suitable as a short-term investment.

Even if you do not ask to surrender your Policy, surrender charges may play a role in determining whether your Policy will lapse, because surrender charges decrease the Cash Surrender Value, which is a measure we use to determine whether your Policy will enter a grace period (and possibly lapse). See "Risk of Lapse," page 3.

Only four withdrawals are permitted each Policy Year, and we will reduce your Basic Amount by the amount of any withdrawal if Death Benefit Option 1 is in effect.

Surrenders and withdrawals may have tax consequences.

Loan Risk

A Policy loan, whether or not repaid, will affect Policy Account Value over time because we subtract the Loan Amount from the Subaccounts and/or Fixed Account as collateral and hold it in the Loan Account. This loan collateral does not participate in the investment performance of the Subaccounts or receive any higher current interest rate credited to the Fixed Account. We reduce the amount we pay on the Insured's death by any Loan Amount. Your Policy may lapse if your Cash Surrender Value is insufficient to cover charges due to an outstanding Loan Amount.

A loan may have tax consequences. In addition, if you surrender the Policy or allow it to lapse while a Policy loan is outstanding, the amount of the loan, to the extent it has not previously been taxed, will be added to any amount you receive and taxed accordingly.


Risk of Increase in Current Fees and Charges



Certain fees and charges are currently assessed at less than their maximum levels. We may increase these current charges in the future up to their guaranteed maximum levels. If fees and charges are increased, you may need to increase the amount and/or frequency of Premiums to keep the Policy in force.


Fund Risks

A comprehensive discussion of the risks of each Fund may be found in the Funds' prospectus. Please refer to the Funds' prospectus for more information.

There is no assurance that any Fund will achieve its stated investment objective.

Fee Table


The following tables describe the fees and expenses that a Policy Owner will pay when buying, owning, and surrendering the Policy. Certain fees and charges are payable only if you choose an optional Policy feature. If the amount of a charge varies depending on the individual characteristics of the Insured, such as Age, sex or underwriting class, the tables show the minimum and maximum possible charges as well as the charges for a typical Insured. These minimum, maximum and typical charges may assist you in understanding the range of possible charges as well as the charge a typical Owner or Insured may pay, but these charges may not be representative of the amount you actually pay.



The first table describes the fees and expenses that a Policy Owner will pay at the time that he or she buys the Policy, surrenders the Policy, or transfers Policy Account Value among the Subaccounts and the Fixed Account.




                                                     Transaction Fees

                                                                                     Amount Deducted

           Charge                  When Charge is Deducted         Guaranteed Charge/1/              Current Charge/1/

Premium Charge (Maximum sales       Upon receipt of each        5% of each premium payment      5% of each premium payment
 charge imposed on premium)            premium payment

Surrender Charge/2/
  On Basic Amount:                 Upon surrender or lapse     Minimum of $1.20 and maximum    Minimum of $1.20 and maximum
   Minimum and Maximum Charge    during the first 10 Policy     of $21 per $1,000 of Basic         of $21 per $1,000 of
                                            Years                         Amount                       Basic Amount

   Charge for an Insured, Age      Upon surrender or lapse       $3.60 per $1,000 of Basic       $3.60 per $1,000 of Basic
    30 at issue, in the third    during the first 10 Policy               Amount                          Amount
    Policy Year                             Years

  On Increase in Basic Amount:     Upon surrender or lapse     Minimum of $1.20 and maximum    Minimum of $1.20 and maximum
   Minimum and Maximum Charge     during the first 10 years    of $21 per $1,000 of increase   of $21 per $1,000 of increase
                                 after an increase in Basic           in Basic Amount                 in Basic Amount
                                           Amount

   Charge for an Insured, Age      Upon surrender or lapse     $3.60 per $1,000 of increase    $3.60 per $1,000 of increase
    30 on the Policy              during the first 10 years           in Basic Amount                 in Basic Amount
    Anniversary preceding the    after an increase in Basic
    increase, in the third                 Amount
    year following the
    increase

Withdrawal Processing Fee              Upon withdrawal          The lesser of $25 or 2% of      The lesser of $25 or 2% of
                                                                   each amount withdrawn           each amount withdrawn

Transfer Fees/3/                        Upon transfer                $25 per transfer                $25 per transfer





(1)For each type of charge, the current charge and the guaranteed charge is shown. The current charge is the amount currently charged and the guaranteed charge is the maximum amount permitted by the Policy.


(2)The Surrender Charge is in effect for the first 10 Policy Years, as well as the first 10 years after an increase in Basic Amount. It increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. Surrender charges vary based on the Insured's Age at issue or on the Policy Anniversary preceding an increase in the Basic Amount (as applicable). The surrender charges as shown in the table may not be typical of the charges you will pay. Your Policy's schedule pages will indicate the surrender charges applicable to your Policy, and more detailed information concerning surrender charges is available on request from our Securities Products Department. See Appendix A for sample surrender charges.

(3)We currently do not assess a transfer charge, but we reserve the right to impose this charge on each transfer in a Policy Year in excess of 12.

The next table describes the fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy, not including Fund fees and expenses.



                                   Periodic Charges Other Than Fund Operating Expenses
                                                                                     Amount Deducted
           Charge                  When Charge is Deducted          Guaranteed Charge/1/             Current Charge/1/
Cost of Insurance/4/

   Minimum and Maximum Charge        On Policy Date and            Minimum of $ .0567 and          Minimum of $.0420 and
                                  monthly on Deduction Date        maximum of $83.3333 per     maximum of $26.1922 per $1,000
                                                               $1,000 of net amount at risk/5/   of net amount at risk per
                                                                          per month                        month

   Charge for a male Insured,        On Policy Date and           $.1209 per $1,000 of net       $.1124 per $1,000 of net
    Age 30, in the                monthly on Deduction Date       amount at risk per month       amount at risk per month
    non-tobacco rate class

Monthly Expense Charge               On Policy Date and                      $8                             $6
                                  monthly on Deduction Date

Mortality and Expense Risk                  Daily                Annual rate of 0.90% of the    Annual rate of 0.80% of the
 Charge                                                          average daily net assets of    average daily net assets of
                                                                   each Subaccount you are        each Subaccount you are
                                                                         invested in                    invested in





(4)Cost of insurance charges vary based on the Insured's Age, sex, rate class, Policy Year, Basic Amount, and net amount at risk. The cost of insurance charges shown in the table may not be typical of the charges you will pay. Your Policy's schedule pages will indicate the guaranteed cost of insurance charges applicable to your Policy, and more detailed information concerning cost of insurance charges is available on request from our Securities Products Department.


(5)The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider.


                              Periodic Charges Other Than Fund Operating Expenses

                                                                           Amount Deducted

      Charge             When Charge is Deducted         Guaranteed Charge/1/              Current Charge/1/

Optional Charges:/6/

 Accidental Death
   Benefit Rider:
   Minimum and         On Rider Effective Date and    Minimum of $.04 and maximum     Minimum of $.04 and maximum
    Maximum Charge      monthly on Deduction Date     of $.09 per $1,000 of rider     of $.09 per $1,000 of rider
                                                       coverage amount per month       coverage amount per month

   Charge for a        On Rider Effective Date and     $.05 per $1,000 of rider        $.05 per $1,000 of rider
    male Insured,       monthly on Deduction Date      coverage amount per month       coverage amount per month
    Age 30, in the
    first Policy
    Year following
    the Rider
    Effective Date

 Additional
   Insured's Level
   Term Rider:
   Minimum and         On Rider Effective Date and   Minimum of $.0567 and maximum   Minimum of $.0420 and maximum
    Maximum Charge      monthly on Deduction Date      of $83.3333 per $1,000 of       of $26.1922 per $1,000 of
                                                       rider coverage amount per       rider coverage amount per
                                                                 month                           month

   Charge for a        On Rider Effective Date and    $.1042 per $1,000 of rider      $.0862 per $1,000 of rider
    female Insured,     monthly on Deduction Date      coverage amount per month       coverage amount per month
    Age 30, in the
    non-tobacco
    rate class, in
    the first
    Policy Year
    following the
    Rider Effective
    Date

 Children's Term       On Rider Effective Date and     $.40 per $1,000 of rider        $.40 per $1,000 of rider
   Rider:               monthly on Deduction Date      coverage amount per month       coverage amount per month

 Waiver of Monthly
   Deduction Rider:
   Minimum and         On Rider Effective Date and   Minimum of $.0065 and maximum   Minimum of $.0065 and maximum
    Maximum Charge      monthly on Deduction Date       of $.3589 per $1 of the         of $.3589 per $1 of the
                                                      Monthly Deduction per month     Monthly Deduction per month


(6)Optional Charges are the charges that apply if a Policy Owner elects to add riders to the Policy or to take a loan. Charges for the Accidental Death Benefit Rider and Guaranteed Insurability Option Rider may vary based on the Insured's Age and rider coverage amount. Charges for Waiver of Monthly Deduction Rider may vary based on the Insured's Age and monthly deduction amount. Charges for the Additional Insured's Level Term Rider may vary based on the Insured's Age, sex, rate class, and rider coverage amount. Charge for the Children's Term Rider is based on units of coverage. One unit of coverage provides a $1,000 death benefit for each child. Charges based on Age may increase as the Insured ages. The rider charges shown in the table may not be typical of the charges you will pay. Your Policy's schedule pages will indicate the rider charges applicable to your Policy, and more detailed information concerning rider charges is available on request from our Securities Products Department.


               Periodic Charges Other Than Fund Operating Expenses
                             When Charge is                    Amount Deducted
      Charge                    Deducted           Guaranteed Charge/1/  Current Charge/1/

   Charge for a                                     $.0323 per $1 of     $.0323 per $1 of
    male Insured,      On Rider Effective Date and         the              the Monthly
    Age 30, in the             monthly on           Monthly Deduction   Deduction per month
    first Policy             Deduction Date             per month
    Year following
    the Rider
    Effective Date

Guaranteed                  On Rider Effective       Minimum of $.03      Minimum of $.03
Insurability Option        Date and monthly on     and maximum of $.24  and maximum of $.24
Rider:                       Deduction Date        per $1,000 of rider  per $1,000 of rider
   Minimum and                                     coverage amount per  coverage amount per
   Maximum Charge                                         month                month

   Charge for a            On Rider Effective      $.08 per $1,000 of   $.08 per $1,000 of
    male Insured,          Date and monthly on       rider coverage       rider coverage
    Age 25, in the           Deduction Date         amount per month     amount per month
    first Policy
    Year following
    the Rider
    Effective Date

Loan Interest                   On Policy          Annual rate of 2.00% Annual rate of 2.00%
 Spread/7/                   Anniversary or
                               earlier, as
                              applicable/8/



(7)The loan interest spread is the difference between the amount of interest we charge you for a Policy loan (which is 8.00% annually) and the amount of interest we credit to the Loan Account (guaranteed not to be lower than 6.00% annually).


(8)While a Policy loan is outstanding, loan interest is payable in arrears on each Policy Anniversary or, if earlier, on the date of loan repayment, lapse, surrender, Policy termination, or the Insured's death.



The following tables describe the Fund fees and expenses that a Policy Owner will pay periodically during the time that he or she owns the Policy. The fees and expenses are for the fiscal year ended December 31, 2002. Expenses of the Funds may be higher or lower in the future. More detail concerning each Fund's fees and expenses is contained in the prospectus for the Funds.



The following table shows the minimum and maximum total Annual Fund Operating Expenses (before waiver or reimbursement) charged by any of the Funds for the fiscal year ended December 31, 2002.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                                     Minimum Maximum

           Total Annual Fund Operating Expenses       0.31%   0.78%
           (expenses that are deducted from Fund
           assets, including management fees,
           distribution and/or service (12b-1) fees,
           and other expenses)

The following table shows the fees and expenses (before waiver or reimbursement) charged by each Fund for the fiscal year ended December 31, 2002.


Annual Fund Operating Expenses (expenses that are deducted from Fund assets):



                                    Investment               Other   Total Annual
               Fund                Advisory Fees 12b-1 Fees Expenses Expenses/[9]/

Large Cap Equity Index Fund            0.26%        N/A       0.05%      0.31%

Small Cap Equity Index Fund            0.40%        N/A       0.10%      0.50%

International Equity Index Fund        0.55%        N/A       0.23%      0.78%

Money Market Fund                      0.40%        N/A       0.07%      0.47%

Bond Fund                              0.50%        N/A       0.05%      0.55%

Stock and Bond Balanced Fund/[10]/     0.36%        N/A       0.10%      0.46%


(9)The investment adviser to the Funds has voluntarily agreed to bear the expenses incurred by each Fund (other than the International Equity Index
   Fund), other than the investment advisory fee, that exceed 0.10% of such Fund's average daily net assets, and the investment adviser to the Funds has agreed to bear all of the Stock and Bond Balanced Fund's own Other Expenses. The investment adviser to the Funds has agreed to bear the expenses incurred by the International Equity Index Fund, other than the investment advisory fee, that exceed 0.20% of that Fund's average daily net assets. These expense limitation arrangements are voluntary and the investment adviser can eliminate them at any time. After taking into account these arrangements, annual Fund operating expenses were:




                                    Investment               Other   Total Annual
               Fund                Advisory Fees 12b-1 Fees Expenses   Expenses

International Equity Index Fund        0.55%        N/A       0.20%      0.75%

Stock and Bond Balanced Fund/[10]/     0.36%        N/A       0.05%      0.41%


(10)The Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund. The Stock and Bond Balanced Fund does not pay investment advisory fees directly, but indirectly bears its share of the investment advisory fees incurred by the Large Cap Equity Index Fund and the Bond Fund. Therefore, the investment results of the Stock and Bond Balanced Fund are net of these indirect fees. The relative amounts that the Stock and Bond Balanced Fund invests in the Large Cap Equity Index Fund and the Bond Fund at any one time will fluctuate, but under normal circumstances, the Stock and Bond Balanced Fund attempts to maintain approximately 60% of its net assets in shares of the Large Cap Equity Index Fund and approximately 40% of its net assets in shares of the Bond Fund. Based on these percentages, an approximate indirect investment advisory fee and approximate indirect Other Expenses of those underlying Funds have been derived for the Stock and Bond Balanced Fund. This derived fee is used for the purpose of showing the Stock and Bond Balanced Fund's annual expenses in the table. By investing in the Large Cap Equity Index Fund and the Bond Fund, the Stock and Bond Balanced Fund will indirectly bear its share of those underlying Funds' Other Expenses and will incur its own other expenses.

                                                                         policy

The Policy


Applying for a Policy. To purchase a Policy, you must complete an application and submit it to an authorized State Farm agent. You also must pay an initial premium of a sufficient amount. See "Premiums," page 11. You can submit your initial premium with your application or at a later date. Coverage becomes effective as of the date we receive the premium, but is limited to $300,000 (unless the Insured is under 15 days old in which case coverage will not exceed $3,000) until the application is approved.


Generally, State Farm will issue a Policy covering an Insured up to age 80 if evidence of insurability satisfies our underwriting rules and we have received an initial premium of sufficient amount. This amount must be at least equal to 2 times the minimum monthly premium if the payment mode of the Policy is monthly, and 12 times the minimum monthly premium if the payment mode of the Policy is annual. Evidence of insurability may include, among other things, a medical examination of the Insured. We reserve the right not to accept an application for any lawful reason.


Ownership and Beneficiary Rights. The Policy belongs to the Owner named in the application. The Owner is the Insured unless the application specifies a different person as the Insured or the Owner is changed thereafter. While the Insured is living, the Owner may exercise all of the rights and options described in the Policy. The principal rights of the Owner include selecting and changing the Beneficiary, changing the Owner, and assigning the Policy. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so.


The principal right of the Beneficiary is the right to receive the Death Benefit under the Policy.

Comparison with Universal Life Insurance. The Policy is similar in many ways to universal life insurance. As with universal life insurance:

..  the Owner pays premiums for insurance coverage on the Insured;

.. the Policy provides for the accumulation of a Cash Surrender Value that is payable if you surrender the Policy during the Insured's lifetime; and

..  the Cash Surrender Value may be substantially lower than the premiums paid.

However, the Policy differs significantly from universal life insurance in that the Policy Account Value may decrease if the investment performance of the Subaccounts to which you allocated Policy Account Value declines (or is not sufficiently favorable). If the Cash Surrender Value becomes insufficient to cover charges when due and the Death Benefit Guarantee is not in effect, the Policy will lapse without value after a grace period. See "Premiums to Prevent Lapse," page 11.

Exchanges from State Farm Universal Life and State Farm Traditional Ordinary Whole Life. State Farm will permit the owner of a State Farm Universal Life policy or a State Farm Traditional Ordinary whole life policy to exchange such policy for a Policy subject to the following conditions:

    (1)the initial Basic Amount for the Policy must equal or exceed the Basic Amount less any policy loan and accrued loan interest for the original policy;

    (2)State Farm will waive evidence of insurability where the initial Basic Amount of the Policy is equal to the Basic Amount less any policy loan and accrued loan interest for the original policy, and where the Death Benefit options are the same for exchanges from a Universal Life policy or where the Death Benefit option is Option 1 for exchanges from a Traditional Ordinary whole life policy; and

    (3)the original policy must be cash surrendered and cannot be reinstated for any reason.

State Farm can change this program at any time. We reserve the right to refuse an exchange for any lawful reason.

On exchanges from a Universal Life policy to a Policy, State Farm will waive the surrender charge on the Universal Life policy and will waive the 5% premium charge on the Policy for the amount transferred from the Universal Life policy to the Policy.

On exchanges from a Traditional Ordinary whole life policy to a Policy, State Farm will waive the 5% premium charge on the Policy for the amount transferred from the Traditional Ordinary whole life policy to the Policy.

Free Look Right to Cancel Policy. During your "free-look" period, you may cancel your Policy and receive a refund of all premiums paid. The free look period expires 10 days after you receive your Policy. Some states may require a longer period. During this limited period, State Farm will allocate Net

Premiums paid to the Fixed Account. If you decide to cancel the Policy, you must return it by mail or other delivery to State Farm or to an authorized State Farm agent. Changing the Owner may have tax consequences and you should consult a tax advisor before doing so. Immediately after mailing or delivery, State Farm will deem the Policy void from the beginning.


Premiums

The premium amounts sufficient to fund a Policy depend on a number of factors, such as the Age, sex, and rate class of the proposed Insured, the desired Basic Amount, and any supplemental benefits. After you pay the initial premium, you may pay additional premiums in any amount and at any time. However, total premiums paid in a Policy Year may not exceed guideline premium limitations for life insurance set forth in the Code. We reserve the right to reject any premium that would result in the Policy being disqualified as life insurance under the Code and will refund any rejected premium. In addition, we will monitor Policies and will attempt to notify the Owner on a timely basis if his or her Policy is in jeopardy of becoming a modified endowment contract under the Code. If we detect that your Policy has become a MEC, we will send you a notice to that effect. We will continue your Policy as a MEC, unless you request that we return the premium causing your Policy to become a MEC to you within the time period prescribed by applicable provisions of the Code. See "Tax Considerations," page 21.

State Farm allows a credit on conversions of eligible State Farm term insurance to the Policy. The amount of the credit is based on the premiums paid on the term coverage during the 12 months prior to conversion. The amount of the credit will be added to the premium, if any, submitted by the Owner converting the term coverage, and will be treated as part of the initial premium for the Policy (except for purposes of the free look provision). Therefore, the credit will be included in the premiums for purposes of calculating and deducting the premium charge. See "Charges and Deductions, Premium Charge," page 14. State Farm will not recapture the credit if you surrender the Policy. State Farm will not include the amount of the credit for purposes of calculating agent compensation. See "Additional Information, Sale of the Policies," page 23.

Planned Premiums. When you apply for a Policy, you select a monthly or annual premium payment plan. You may arrange for monthly premiums to be paid via automatic deduction from your checking account. You are not required to pay premiums in accordance with this premium plan; rather, you can pay more or less than planned or skip a planned premium entirely. You can change the amount of planned premiums and payment arrangements, or switch between monthly and annual frequencies, whenever you want by providing satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file), which will be effective upon our receipt of the instructions. See "Telephone Transactions," page 19.

Depending on the Policy Account Value at the time of an increase in the Basic Amount and the amount of the increase requested, a change in the amount of planned premiums may be advisable. See "Changing the Basic Amount," page 17.

Premiums to Prevent Lapse. Failure to pay planned premiums will not necessarily cause a Policy to lapse. Whether a Policy lapses depends on whether its Cash Surrender Value is insufficient to cover the Monthly Deduction when due. If the Cash Surrender Value on a Deduction Date is less than the Monthly Deduction we are to deduct on that date and the Death Benefit Guarantee is not in effect, the Policy will be in default and a grace period will begin. See "Charges and Deductions, Monthly Deduction," page 14, and "Death Benefit Guarantee," below. This could happen if the Cash Surrender Value has decreased due to insufficient investment experience or because premiums paid have been insufficient to offset the Monthly Deduction.

You have until the end of the grace period to pay the required premium. If the grace period ends prior to the end of the Death Benefit Guarantee (see "Death Benefit Guarantee"), the required premium must be large enough to provide the lesser of (1) the Minimum Premium necessary at the end of the grace period, or
(2) an amount large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. If the grace period ends after the end of the Death Benefit Guarantee, the required premium must be large enough to provide an increase in the Cash Surrender Value sufficient to cover the Monthly Deductions for the grace period and any increase in the surrender charges. State Farm will send notice of the amount required to be paid during the grace period to your last known address and to any assignee of record. The grace period will end 61 days after we send the notice and your Policy will remain in effect during the grace period. If the Insured should die during the grace period before you pay the required premium, the Death Benefit will still be payable to the Beneficiary, although the amount paid will reflect a reduction for the Monthly Deduction(s) due on or before the date of the Insured's death. See "Amount of Death Benefit Payable," page 16. If you do not pay the required premium before the grace period ends, your Policy will lapse. It will have no value and no benefits will be payable. See "Reinstatement," page 20, for a discussion of your reinstatement rights.

A grace period also may begin if the Cash Surrender Value is insufficient to cover charges due to the outstanding Loan Amount. See "Effect of Policy Loan," page 17.

Death Benefit Guarantee. During the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas), so long as cumulative premiums paid, less withdrawals and the Loan Policy Account Value, are at least equal to the Minimum

Premium amount for your Policy, the Policy will remain in force, regardless of the sufficiency of Cash Surrender Value to cover Monthly Deductions. The Minimum Premium amount for your Policy is equal to the cumulative Minimum Monthly

Premium. We determine the Minimum Monthly Premium based on the Insured's Age, sex and rate class, the Basic Amount, and any supplemental benefits.



Crediting Premiums to the Policy. We will credit your initial premium to the Policy on the Policy Date. We will credit any additional premium received after the Policy Date to the Policy as of the end of the Valuation Period when we receive the premium at our Securities Products Department. Any amounts allocated to the Variable Account will be based on the unit value next computed after receipt. See "Subaccount Policy Value," page 15. We will deem any premiums we receive on a non-Valuation Day as being received on the next succeeding Valuation Day.


Allocation Options

Net Premium Allocations. When you apply for a Policy, you specify the percentage of Net Premium you want to allocate to each Subaccount and the Fixed Account. You can change the allocation percentages at any time by sending satisfactory written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). See "Telephone Transactions," page 19. The change will apply to all premiums we receive with or after we receive your instructions. Net Premium allocations must be in percentages totaling 100%, and each allocation percentage must be a whole number.

Until the free look period expires, we will allocate all Net Premiums to the Fixed Account. At the end of this period, we transfer the Policy Account Value to the Subaccounts and/or retain it in the Fixed Account based on the net premium allocation percentages in effect at the time of the transfer. See "How Your Policy Account Values Vary," page 15. Solely for this purpose, we assume your free look period starts 10 days after we issue your Policy.

Subaccount Options. The Variable Account has six Subaccounts, each investing in a specific Fund of the Trust. The Trust is a series-type fund registered with the SEC as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The paragraphs below summarize the investment objective(s) of each of the Funds in which Subaccounts invest. There is no assurance that any Fund will meet its objective(s).

.. The Large Cap Equity Index Fund seeks to match the performance of the Standard & Poor's(R) Composite Index of 500 Stocks./9/

.. The Small Cap Equity Index Fund seeks to match the performance of the Russell 2000(R) Small Stock Index./10/

.. The International Equity Index Fund seeks to match the performance of the Morgan Stanley Capital International Europe, Australia and Far East Free Index (the "EAFE(R) Free")./11/

.. The Bond Fund seeks to realize over a period of years the highest yield consistent with prudent investment management through current income and capital gains.

.. The Stock and Bond Balanced Fund seeks long-term growth of capital, balanced with current income.

.. The Money Market Fund seeks to maximize current income to the extent consistent with the preservation of capital and maintenance of liquidity. Neither the U.S. Government nor the Federal Deposit Insurance Corporation insure or guarantee an investment in the Money Market Fund. This Fund will attempt to maintain a stable net asset value of $1.00 per share, but there can be no assurance that the Fund will be able to do so.

State Farm Investment Management Corp. ("SFIM"), a wholly owned subsidiary of State Farm Mutual Automobile Insurance Company, serves as investment adviser to the Trust. SFIM has engaged Barclays Global Fund Advisors as the investment sub-adviser to provide day-to-day portfolio management for the Large Cap Equity Index Fund, the Small Cap Equity Index Fund, and the International Equity Index Fund.

In addition to the Variable Account, the Funds may sell shares to other separate investment accounts established by other insurance companies to support variable annuity contracts and variable life insurance policies or qualified retirement plans. It is possible that, in the future, material conflicts could arise as a result of such "mixed and shared" investing.

The Funds are not available for purchase directly by the general public, and are not the same as other mutual fund portfolios with very similar or nearly identical names that are

---------------------
(9)"Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Product and the Funds.
(10)The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund (the "Fund") is not sponsored, endorsed, sold or promoted by the Frank Russell Company, and the Frank Russell Company makes no representation regarding the advisability of investing in the Fund.


(11)The Morgan Stanley Capital International Europe, Australia and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "International Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley and Morgan Stanley makes no representation regarding the advisability of investing in the International Fund.

sold directly to the public. However, the investment objectives and policies of certain Funds are similar to the investment objectives and policies of other portfolios that the same investment adviser may manage. The investment results of the Funds, however, may be higher or lower than the results of such other portfolios. We provide no assurance or representation that the investment results of any of the Funds will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser, the same investment objectives and policies, and/or a very similar name.

The accompanying prospectus for the Trust contains further information about the Funds, including a description of Fund risks and expenses. Please carefully read the Trust's prospectus in conjunction with this prospectus and keep it for future reference.

Fixed Account Option. The Fixed Account is part of our general account. It is not a separate account. We credit amounts allocated to the Fixed Account with interest for the period of allocation at rates we determine in our sole discretion, but in no event will interest credited on these amounts be less than an effective annual rate of 4%. The current interest rate is the guaranteed interest rate plus any excess interest rate. We determine the current interest rate periodically. You assume the risk that interest credited may not exceed the guaranteed minimum rate of 4% per year. See "State Farm's Fixed Account Option," page 20. There are significant limits on your right to transfer Policy Account Value from the Fixed Account. See "Transfers," below.

Transfers. You may transfer Policy Account Value from and among the Subaccounts at any time after the end of the free look period. The minimum amount of Policy Account Value that you may transfer from a Subaccount is $250, or, if less, the Policy Account Value held in the Subaccount. You may transfer Policy Account Value held in the Fixed Account to a Subaccount or Subaccounts only once each Policy Year and only during the 30-day period following the end of each Policy Year. Unused transfers do not carry over to the next year. The maximum transfer amount is the greater of 25% of the Policy Account Value held in the Fixed Account on the date of the transfer or $1,000, unless waived by us. The amount transferred must be at least $250, or, if less, the Policy Account Value held in the Fixed Account.

You may make transfer requests by satisfactory written or telephone request (if we have your telephone authorization on file). See "Telephone Transactions," page 19. A transfer will take effect at the end of the Valuation Period during which we receive the request at the Securities Products Department. State Farm may, however, defer transfers under the same conditions that we may delay paying proceeds. There is no limit on the number of transfers from and among the Subaccounts. However, State Farm reserves the right to impose a $25 per transfer processing fee on each transfer in a Policy Year in excess of 12. State Farm reserves the right to modify, restrict, suspend or eliminate the transfer privileges, including telephone transfer privileges, at any time, for any reason.


Excessive trading (including short-term "market timing" trading) may adversely affect the performance of the Subaccounts. If a pattern of excessive trading by a Policy Owner or the Policy Owner's agent develops, we reserve the right not to process the transfer request.


Dollar-Cost Averaging Program. The dollar-cost averaging program permits you to systematically transfer on a monthly, quarterly, semi-annual or annual basis a set dollar amount from either the Subaccount investing in the Money Market Fund (the "Money Market Subaccount") or the Subaccount investing in the Bond Fund (the "Bond Subaccount") to any combination of Subaccounts and/or the Fixed Account. If the Money Market Subaccount or the Bond Subaccount is the Subaccount from which the transfer is made, it cannot also be used as one of the Subaccounts in this combination. The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

Portfolio Rebalancing Program. Once your money has been allocated among the Subaccounts, the performance of each Subaccount may cause your allocation to shift. You may instruct us to automatically rebalance (on a monthly, quarterly, semi-annual or annual basis) the value of your Policy in the Subaccounts to return to the percentages specified in your allocation instructions.

Charges and Deductions

State Farm deducts the charges described below. The charges are for the services and benefits State Farm provides, costs and expenses State Farm incurs and risks State Farm assumes under or in connection with the Policies.

Services and benefits State Farm provides include:

..  the death, cash and loan benefits provided by the Policy;

.. investment options, including Net Premium allocations, dollar-cost averaging and portfolio rebalancing programs;

..  administration of various elective options under the Policy; and

..  the distribution of various reports to Owners.

Costs and expenses State Farm incurs include those associated with underwriting applications, increases in Basic Amount, and riders, various overhead and other expenses associated with providing the services and benefits under the Policy, sales and marketing expenses, and other costs of doing business, such as federal, state and local premium and other taxes and fees.

Risks State Farm assumes include the risks that Insureds may live for a shorter period of time than estimated, therefore resulting in the payment of greater Death Benefits than expected, and that the costs of providing the services and benefits under the Policies will exceed the charges deducted.

  . Premium Charge. State Farm deducts a 5% charge from each premium payment before allocating the resulting Net Premium to the Policy Account Value.

  . Mortality and Expense Risk Charge. State Farm currently deducts a daily charge from assets in the Subaccounts attributable to the Policies at an annual rate of 0.80% of net assets. State Farm guarantees that this charge will not exceed an annual rate of 0.90% of net assets. This charge does not apply to Fixed Account assets attributable to the Policies. We factor this charge into the Net Investment Factor (see page 16). State Farm may profit from this charge and may use such profit for any lawful purpose including paying our expenses related to selling the Policies.

  . Monthly Deduction. State Farm deducts the Monthly Deduction on each Deduction Date from Policy Account Value in the Variable Account and the Fixed Account on a pro rata basis. The Monthly Deduction for each Policy consists of (1) the cost of insurance charge discussed below, (2) a current monthly expense charge of $6 (it cannot exceed $8 per month), and
     (3) any charges for additional benefits added by riders to the Policy (see "Supplemental Benefits" page 19).

  . Surrender Charge. If you surrender or lapse the Policy during the first 10 Policy Years or the first 10 years after an increase in Basic Amount, State Farm will deduct a surrender charge based on the Basic Amount at issue, or increase, as applicable. State Farm will deduct the surrender charge before we pay any surrender proceeds. State Farm also deducts a surrender charge if the Policy lapses during the first 10 Policy Years or the first 10 years after an increase in Basic Amount. State Farm does not deduct a surrender charge upon a withdrawal, although it does apply a withdrawal processing fee, as described below. State Farm does not deduct a surrender charge upon a decrease in Basic Amount, but it also will not reduce the surrender charge upon a decrease in Basic Amount.

     The surrender charge depends on the Insured's Age at issue, or on the Policy Anniversary preceding an increase. We calculate the surrender charge based as an amount per $1,000 of the Basic Amount at issue or of the increase in Basic Amount. The maximum surrender charge amount per $1,000 of Basic Amount is $21, which is for Insured's ages 70 to 80. During the 10-year period a surrender charge is in effect, it increases monthly in the first two years, remains level for the next four years, then decreases by 1/5 each year for the next five years to zero. See Appendix A for sample surrender charges. Your Policy will state the surrender charge for your Policy.

  . Transfer Charge. State Farm reserves the right to impose a $25 transfer processing fee on each transfer in a Policy Year in excess of 12. For purposes of assessing this fee, each transfer request is considered one transfer, regardless of the number of Subaccounts affected by the transfer. Any unused "free" transfers do not carry over to the next year.

  . Withdrawal Processing Fee. On each withdrawal, State Farm will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested.


  . Loan Interest Charge. State Farm charges an annual interest rate on a Policy loan of 8.00%. Loan interest is payable in arrears on each Policy Anniversary. After offsetting the 6.00% interest State Farm guarantees it will credit to the Loan Account, the maximum guaranteed net cost of loans is 2.00% (annually).


  . Fund Expenses. There are Fund management fees and other expenses that are deducted from the average daily value of your money invested in the Subaccounts. See the fee table in this prospectus and the prospectus for the Trust for a description of the investment advisory fees and other expenses incurred by the Funds.

Comment on Cost of Insurance. The cost of insurance is a significant charge under your Policy because it is the primary charge for the Death Benefit provided by your Policy. The cost of insurance charge depends on a number of variables that cause the charge to vary from Policy to Policy and from Deduction Date to Deduction Date. We calculate the cost of insurance separately for the Basic Amount at issue and for any increase in the Basic Amount. The cost of insurance charge is equal to the Company's current monthly cost of insurance rate for the Insured multiplied by the net amount at risk under the Policy for the Basic Amount at issue or as increased. The net amount at risk is equal to the difference between (1) the amount of insurance attributable to the Basic Amount at issue or as increased, as applicable, on the Deduction Date at the start of the month divided by 1.0032737, and (2) the Policy Account Value attributable to the Basic Amount at issue or as charges increased, as applicable, on the Deduction Date at the start of the month after the deduction of the part of the Monthly Deduction that does not include the cost of insurance and the monthly charge for any Waiver of Monthly Deduction rider. We also calculate the net amount at risk separately for the Basic Amount at issue and for any increase in the Basic Amount. In determining the net amount at risk for each increase in Basic Amount, the Policy Account Value is first considered part of the initial Basic Amount. If the Policy Account Value exceeds the initial Basic Amount, it is then considered as part of any increases in Basic Amount in the order these increases took effect. The net amount at risk is affected by interest credited to the fixed account, Subaccount investment performance, loans, payments of premiums, Policy fees and charges, the Death Benefit option, withdrawals, and increases or decreases in Basic Amount. Your Policy describes more specifically how we calculate this amount.

We base the cost of insurance rate for the Insured on his or her Age, sex, applicable rate class, and the Basic Amount. We use a standard method of underwriting in determining rate classes, which are based on the health of the Insured and other factors. We currently place Insureds in the following rate classes when we issue the Policy, based on our underwriting: a male or female or unisex rate class where appropriate under applicable law (currently including the state of Montana); and a tobacco or non-tobacco rate class. Currently, we also may place Insureds into classes with extra ratings, which reflect higher mortality risks and higher cost of insurance rates. We may make additional rate classes available in the future. We place juveniles in a male or female or unisex rate class. The original rate class applies to the initial Basic Amount. If we approve an increase in Basic Amount, a different rate class may apply to the increase, based on the Insured's circumstances at the time of the increase. We may place an Insured into a rate class with extra ratings for a temporary period of time, due to occupation or temporary illness. We also may place an Insured into a rate class with permanent extra ratings.


We guarantee that the cost of insurance rates used to calculate the monthly cost of insurance charge will not exceed the maximum cost of insurance rates set forth in the Policy. We base the maximum cost of insurance rates on the Insured's Age last birthday at the start of the Policy Year, sex, and, for issue ages 20 and over, tobacco use. If the Insured is age 20 and over on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Non-Smoker Table applies if the Insured is classified as non-tobacco; otherwise, the Commissioners 1980 Standard Ordinary Smoker Mortality Table applies. If the Insured is under age 20 on the Policy Date or the effective date of any increase in Basic Amount, the Commissioners 1980 Standard Ordinary Mortality Table applies. Modifications are made for rate classes other than standard.


How Your Policy Account Values Vary

Policy Account Value. The Policy Account Value serves as a starting point for calculating certain values under a Policy, such as the Cash Surrender Value and the Death Benefit. It is the aggregate of the value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and values held in our general account to secure Policy loans. See "Loan Benefits," page 17. We determine the Policy Account Value on the Policy Date and thereafter on each Valuation Day. The Policy Account Value will vary from day to day to reflect the performance of the Subaccounts to which you allocate amounts, interest credited on amounts allocated to the Fixed Account and Loan Account, charges, transfers, withdrawals, Policy loans, Policy loan interest, and Policy loan repayments. There is no minimum guaranteed Policy Account Value. It may be more or less than premiums paid.

Cash Value. The Cash Value on a Valuation Day is the Policy Account Value reduced by any surrender charge that we would deduct if you surrendered the Policy on that day.

Cash Surrender Value. The Cash Surrender Value on a Valuation Day is the Cash Value reduced by any Loan Amount. For Policies issued in Maryland and Texas, if the Insured is alive on the Maturity Date, we will pay the Cash Surrender Value to the Owner and the Policy will terminate.

Subaccount Policy Value. On any Valuation Day, for each Subaccount the Subaccount Policy Value is equal to the number of Subaccount units credited to the Policy multiplied by their unit value for that Valuation Day. When you allocate an amount to a Subaccount, either by Net Premium allocation, transfer of Policy Account Value or repayment of a Policy loan, we credit your Policy with units in that Subaccount. We determine the number of units by dividing the dollar amount allocated, transferred or repaid to the Subaccount by the Subaccount's unit value for the Valuation Day when we effect the allocation, transfer or repayment. The number of Subaccount units credited to a Policy will decrease when we take the allocated portion of the Monthly Deduction from the Subaccount, take a Policy loan from the Subaccount, transfer an amount from the Subaccount, take a withdrawal from the Subaccount, or surrender the Policy.

Unit Values. A Subaccount's unit value varies to reflect the investment performance of the underlying Fund, and may increase or decrease from one Valuation Day to the next. We values
arbitrarily set the unit value for each Subaccount at $10 when we established the Subaccount. For each Valuation Period after the date of establishment, we determine the unit value by multiplying the value of a unit for a Subaccount for the prior Valuation Period by the net investment factor for the Subaccount for the current valuation period.

Net Investment Factor. The net investment factor is an index we use to measure the investment performance of a Subaccount from one Valuation Period to the next. The net investment factor for any Subaccount for any Valuation Period reflects the change in the net asset value per share of the Fund held in the Subaccount from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Subaccount. If any "ex-dividend" date value occurs during the Valuation Period, the per share amount of any dividend or capital gain distribution is taken into account. Also, if any taxes need to be reserved, a per share charge or credit for any taxes reserved for, which is determined by us to have resulted from the operations of the Subaccount, is taken into account.

Fixed Policy Account Value. The Fixed Policy Account Value on any date on or after the Issue Date is equal to: (1) the sum of the following amounts in the Fixed Account Net Premium allocations, Policy Account Value transfers, and interest accruals (if the date is a Policy Anniversary it also includes any dividend payments); minus (2) the sum of any Monthly Deductions attributed to the Fixed Account, any withdrawals or transfers (including any transfer processing fee or withdrawal processing fee) from the Fixed Account, and Policy loans taken from the Fixed Account.

Death Benefits

As long as the Policy remains in force, we will pay the Death Benefit once we receive at our Securities Products Department due proof of the Insured's death. We will pay the Death Benefit to the Beneficiary.

Amount of Death Benefit Payable. The amount of Death Benefit payable is the amount of insurance determined under the Death Benefit Option in effect on the date of the Insured's death, plus any supplemental Death Benefit provided by riders, minus any Loan Amount on that date, and if the date of death occurred during a grace period, minus the past due Monthly Deductions.

Under certain circumstances, State Farm may further adjust the amount of the Death Benefit for reasons of material misstatements contained in the application, if the Insured dies by suicide, or if the application misstates the Insured's Age or sex. If the Insured dies before we issue a Policy, we limit the Death Benefit payable to $300,000, unless the Insured is under 15 days old in which case the Death Benefit payable will not exceed $3,000.


Death Benefit Options. State Farm uses the Policy Account Value on the Insured's date of death to determine the amount of insurance. Under Option 1, the Death Benefit is the greater of (1) the Basic Amount plus any Net Premiums received since the last Deduction Date, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. Under Option 2, the Death Benefit is the greater of
(1) the Basic Amount plus the Policy Account Value, or (2) the applicable percentage amount of the Policy Account Value based on the Insured's Age at the start of the current Policy Year, as determined using the table of percentages prescribed by federal income tax law. The percentage is 250% to Age 40 and declines thereafter as the Insured's Age increases. The table of percentages is shown below.



                 Table of Percentages of Policy Account Value
                -----------------------------------------------
                Age  Percentage Age Percentage  Age  Percentage
                0-40    250%    54     157%     68      117%
                 41     243%    55     150%     69      116%
                 42     236%    56     146%     70      115%
                 43     229%    57     142%     71      113%
                 44     222%    58     138%     72      111%
                 45     215%    59     134%     73      109%
                 46     209%    60     130%     74      107%
                 47     203%    61     128%    75-90    105%
                 48     197%    62     126%     91      104%
                 49     191%    63     124%     92      103%
                 50     185%    64     122%     93      102%
                 51     178%    65     120%     94      101%
                 52     171%    66     119%     95+     100%
                 53     164%    67     118%


We reserve the right to change the table if the table of percentages currently in effect becomes inconsistent with any federal income tax laws and/or regulations. Under Option 1, the Death Benefit ordinarily will not change. Under Option 2, the Death Benefit will vary directly with the Policy Account Value, which will increase or decrease depending on the investment performance of the Subaccounts, the amount of interest we credit to the Fixed Account, the premiums you pay, the Policy fees and charges we deduct, and the effect of any Policy transactions (such as transfers, withdrawals, and loans).

You select the Death Benefit Option when you apply for the Policy. If you do not select a Death Benefit Option, Option 2 will be chosen. You may change the Death Benefit Option on your Policy subject to certain rules. Changing the Death Benefit Option may have tax consequences and you should consult a tax advisor before doing so.

Changing the Basic Amount. You select the Basic Amount when you apply for the Policy. You may change the Basic Amount, subject to the following conditions:

    (1)State Farm will not permit any change that may result in your Policy being disqualified as a life insurance contract under Section 7702 of the Code.

    (2)You may only make one change (increase or decrease) during a Policy Year. To increase the Basic Amount, contact an authorized State Farm agent. To decrease the Basic Amount, submit a written request to our Securities Products Department. Any increase in the Basic Amount must be at least $25,000 and you must submit an application, along with evidence of insurability satisfactory to State Farm. There must be enough Cash Surrender Value to make a Monthly Deduction that includes the cost of insurance for the increase.

A change in planned premiums may be advisable based on the increase in Basic Amount. See "Planned Premiums," page 11. Also, the Minimum Premium for the Death Benefit Guarantee will increase. See "Death Benefit Guarantee," page 11. If we approve the increase in Basic Amount, the increase will become effective as of the date you apply for it and we will adjust the Policy Account Value to the extent necessary to reflect a portion of the Monthly Deduction attributable to the increase as of the effective date and any intervening Deduction Date based on the increase in Basic Amount. The surrender charge will increase upon an increase in Basic Amount; but we also will not allow any increases after the Policy Anniversary when the Insured is age 80.

Any decrease in the Basic Amount must be at least $10,000, and the Basic Amount after the decrease must be at least $50,000. We will process any decrease in Basic Amount on the date we receive your written request at our Securities Products Department. Also, the minimum monthly premium for the Death Benefit Guarantee will decrease. State Farm will use any decrease first to reduce the most recent increase, then the next most recent increases, then the initial Basic Amount. We will not deduct a surrender charge upon a decrease in Basic Amount. We will not reduce the surrender charge upon a decrease in Basic Amount.

Changing the Basic Amount may have tax consequences and you should consult a tax advisor before doing so.

Effect of Withdrawals on the Death Benefit. A withdrawal will affect your Death Benefit in the following respects:

.. If Death Benefit Option 1 is in effect, the withdrawal will also reduce the Basic Amount dollar-for-dollar. If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

.. If Death Benefit Option 2 is in effect, the withdrawal will not affect the Basic Amount.

Loan Benefits

You may borrow an amount(s) up to 90% of your Cash Value at any time. You may make requests for Policy loans in writing or by telephone (if we have your telephone authorization on file). See "Telephone Transactions," page 19. Outstanding Policy loans, including accrued interest, reduce the amount available for new loans.

Loan Account. Making a loan does not affect the Policy Account Value. However, we transfer an amount equal to the loan proceeds from the Policy Account Value in the Variable Account and Fixed Account to the Loan Account, and hold this amount as "collateral" for the loan. If you do not direct an allocation for this transfer when requesting the loan we will take it on a pro rata basis. When you repay a loan, we transfer an amount equal to the repayment from the Loan Account to the Variable Account and Fixed Account and allocate this amount as you direct when submitting the repayment. If you provide no direction, we will allocate the amount in accordance with your standing instructions for Net Premium allocations.

Interest. We will charge interest daily on any outstanding Policy loan at an effective annual rate of 8.0%. Interest is due and payable at the end of each Policy Year while a Policy loan is outstanding. On each Policy Anniversary, any unpaid amount of loan interest accrued since the last Policy Anniversary becomes part of the outstanding loan. We transfer an amount equal to the unpaid amount of interest to the Loan Account from each Subaccount and the Fixed Account on a pro-rata basis according to the respective values in each Subaccount and the Fixed Account. On each Deduction Date, we will credit the amount in the Loan Account with interest at a minimum guaranteed annual effective rate of 6.0%. On each Deduction Date, we will transfer the interest so earned to the Subaccounts and the Fixed Account in accordance with the instructions for Net Premium allocations then in effect.

Loan Repayment. You may repay all or part of your Loan Amount at any time while the Insured is living and the Policy is in force. You must send loan repayments to our Securities Products Department and we will credit the repayment at the end of the Valuation Period during which we receive them. State Farm does not treat a loan repayment as a premium payment and loan repayments are not subject to the 5% premium charge.

Effect of Policy Loan. A Policy loan, whether or not repaid, will affect Policy values over time (such as Policy Account

Value, Cash Surrender Value, and the Death Benefit) because the investment results of the Subaccounts and current interest rates credited on Policy Account Value in the Fixed Account will apply only to the non-loaned portion of the Policy Account Value. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the Subaccounts or credited interest rates for the Fixed Account while the Policy loan is outstanding, the effect could be favorable or unfavorable.


Policy loans reduce the amount available for allocations, surrender, and transfers, and, particularly if not repaid, could make it more likely than otherwise for a Policy to terminate. If you surrender the Policy or the Death Benefit becomes payable while a Policy loan is outstanding, we will deduct the Loan Amount in calculating the surrender proceeds or Death Benefit. If the Loan Amount exceeds the Cash Value on any Deduction Date and the Death Benefit Guarantee is not in effect, the Policy will be in default. We will send you, and any assignee of record, notice of the default. You will have a 61-day grace period to submit a sufficient payment to avoid lapse. Policy loans may have tax consequences and you should consult a tax advisor before taking out a loan.


Surrender Benefits


Full Surrender. You may surrender your Policy at any time for its Cash Surrender Value, as calculated at the end of the valuation day when we receive your request (or on a later date, if you so request). A surrender charge may apply. The withdrawal processing fee assessed on withdrawals does not apply to full surrender. See "Charges and Deductions, Surrender Charge," page 14. Your Policy will terminate and cease to be in force if you surrender it for a lump sum. You cannot later reinstate the Policy. Surrendering your Policy may have tax consequences and you should consult a tax advisor before doing so.


Withdrawals. You may make withdrawals under your Policy. You may make withdrawal requests in writing or by telephone (if we have your telephone authorization on file). See "Telephone Transactions," page 19. We will process each withdrawal at the unit values next determined after we receive your request. The minimum withdrawal amount is $500. A withdrawal must be less than the Cash Surrender Value on the day the request for withdrawal is effective. You may not make more than four withdrawals during a Policy Year. On each withdrawal, we will assess a withdrawal processing fee equal to the lesser of $25 or 2% of the amount withdrawn. State Farm will deduct this charge from your Policy Account Value along with the withdrawal amount requested. When you request a withdrawal, you can direct us how to deduct the withdrawal from your Policy Account Value. If you provide no directions, we will deduct the withdrawal from your Policy Account Value in the Subaccounts and Fixed Account on a pro-rata basis. Making a withdrawal under your Policy may have tax consequences and you should consult a tax advisor before doing so.

A withdrawal can affect the Basic Amount, Death Benefit, and net amount at risk (which is used to calculate the cost of insurance charge (see "Charges and Deductions," page 13). If Death Benefit Option 1 is in effect, we will reduce the Basic Amount by the amount of the withdrawal (including the withdrawal processing fee). If the Basic Amount reflects increases in the Initial Basic Amount, the withdrawal will reduce first the most recent increase, and then the next most recent increase, if any, in reverse order, and finally the Initial Basic Amount.

Settlement Options


The Policy offers a wide variety of optional ways of receiving proceeds payable under the Policy other than in a lump sum. An authorized State Farm agent can explain these options upon request. None of these options vary with the investment performance of a Variable Account. Even if the Death Benefit under the Policy is excludible from income, payments under Settlement Options may not be excludible in full. This is because earnings on the Death Benefit after the Insured's death are taxable and payments under the Settlement Options generally include such earnings. You should consult a tax advisor as to the tax treatment of payments under Settlement Options.



                                                                       benefits
payments


Requesting Payments

You must send written requests for payment (except where we authorize telephone requests) to our Securities Products Department or give the requests to an authorized State Farm agent for forwarding to our Securities Products Department. We will ordinarily pay any Death Benefit, loan proceeds or surrender or withdrawal proceeds in a lump sum within seven days after receipt at our Securities Products Department of all the documents required for such a payment or, for surrenders and withdrawals, on a later date if you so request. Other than the Death Benefit, which we determine as of the date of the Insured's death, we will determine the amount as of the end of the Valuation Period during which our Securities Products Department receives all required documents or, for surrenders and withdrawals, on a later date if you so request.

Telephone Transactions

You may make certain requests under the Policy by telephone provided we have your written authorization on file at the Securities Products Department. These include requests for transfers, withdrawals, Policy loans, changes in premium allocation designations, dollar-cost averaging changes and changes in the portfolio rebalancing program. Our Securities Products Department will employ reasonable procedures to confirm that instructions communicated by telephone are genuine. Such procedures may include, among others, requiring some form of personal identification prior to acting upon instructions received by telephone, providing written confirmation of such transactions, and/or tape recording of telephone instructions. Your request for telephone transactions authorizes us to record telephone calls. If we do not employ reasonable procedures, we may be liable for any losses due to unauthorized or fraudulent instructions. However, if we do employ reasonable procedures, we will not be liable for any losses due to unauthorized or fraudulent instructions. We reserve the right to place limits, including dollar limits, on telephone transactions.

Telephone systems may not always be available. Any telephone system, whether it is yours, your service provider's, your State Farm agent's, or ours, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may delay or prevent our processing of your request. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances. If you experience technical difficulties or problems, you should make your transaction request in writing to our Securities Products Department or give the request to an authorized State Farm agent for forwarding to our Securities Products Department.

Other Policy Benefits and Provisions

Exchange Provision. You have the right to transfer all of your Policy Account Value to the Fixed Account. During the first two Policy Years or the first two years after an increase in Basic Amount (only the first 18 months after the Policy Date in Connecticut), we do not count such transfers for purposes of determining whether a transfer processing fee applies. In Connecticut, during the first 18 months after the Policy Date, you also have the right to request a new policy.


Supplemental Benefits. The following supplemental benefits are available and you may add them to your Policy by rider. State Farm will deduct monthly charges for these benefits from your Policy Account Value as part of the Monthly Deduction See "Monthly Deduction," page 14.


  . Guaranteed Insurability Option Rider. Allows you to increase the Basic Amount on the specific option dates without evidence of insurability.

  . Waiver of Monthly Deduction Rider. Provides for the waiver of the Monthly Deductions upon total disability of the Insured for as long as the disability continues.

  . Additional Insured's Level Term Rider. Provides level term insurance coverage for the Insured's spouse to spouse's age 85. This rider may not be available in all states.

  . Accidental Death Benefit Rider. Provides additional death benefit if accidental death occurs prior to age 70.

  . Children's Term Rider. Provides term life insurance on your eligible children.

Additional rules and limits apply to these supplemental benefits. Please ask your authorized State Farm agent for further information or contact our Securities Products Department.

Reinstatement. If you have not surrendered the Policy, you may reinstate the Policy within five years after lapse, subject to compliance with certain conditions, including the payment of a necessary premium and submission of satisfactory evidence of insurability. See your Policy for further information.

Modifying the Policy. Upon notice to you, at any time we may make such changes in the Policy as are necessary: to assure compliance at all times with the definition of life insurance prescribed by the Code; to make the Policy, our operations, or the Variable Account's operations conform with any law or regulation issued by any government agency to which they are subject; or to reflect a change in the operation of the Variable Account, if allowed by the Policy. Only a State Farm officer has the right to change the Policy. No agent has the authority to change the Policy or waive any of its terms. A State Farm officer must sign all endorsements, amendments, or riders in order for those documents to be valid. If we modify the Policy, we will make appropriate endorsements to the Policy.

State Farm and The Fixed Account

State Farm Life Insurance Company. State Farm is a stock life insurance company. State Farm's Home Office is located at One State Farm Plaza, Bloomington, Illinois 61710-0001.

State Farm's Fixed Account Option. The Fixed Account is part of State Farm's general account assets. State Farm owns the assets in the general account, and uses its general account assets to support its insurance and annuity obligations other than those funded by separate accounts. These assets are subject to State Farm's general liabilities from business operations. Subject to applicable law, State Farm has sole discretion over the investment of the Fixed Account's assets.

Because of exemptive and exclusionary provisions, State Farm has not registered interests in the Fixed Account under the Securities Act of 1933, nor has State Farm registered the Fixed Account as an investment company under the 1940 Act. Accordingly, neither the Fixed Account nor any interests therein are subject to the provisions of these Acts and, as a result, the staff of the SEC has not reviewed the disclosure in this prospectus relating to the Fixed Account. The disclosure regarding the Fixed Account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in a prospectus.

The Variable Account

State Farm established the Variable Account as a separate investment account under Illinois law on December 9, 1996. State Farm owns the assets in the Variable Account and is obligated to pay all benefits under the Policies. State Farm uses the Variable Account to support the Policies as well as for other purposes permitted by law.

The Variable Account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws. Such registration does not involve any supervision by the SEC of the management of the Variable Account or State Farm. State Farm has established other separate investment accounts, of which State Farm Life Insurance Company Variable Annuity Separate Account is registered with the SEC under the 1940 Act.

The Variable Account is divided into Subaccounts, each of which currently invests in shares of a specific Fund of State Farm Variable Product Trust. These Subaccounts buy and redeem Fund shares at net asset value without any sales charge. Any dividend from net investment income and distribution from realized gains from security transactions of a Fund is reinvested at net asset value in shares of the same Fund. Income, gains and losses, realized or unrealized, of a Subaccount are credited to or charged against that Subaccount without regard to any other income, gains or losses of State Farm. Assets equal to the reserves and other contract liabilities with respect to each Subaccount are not chargeable with liabilities arising out of any other business or account of State Farm. If the assets exceed the required reserves and other liabilities, State Farm may transfer the excess to its general account.

The Variable Account may include other Subaccounts that are not available under the Policy and are not otherwise discussed in this prospectus. State Farm may substitute another subaccount or insurance company separate account under the Policy if, in State Farm's judgment, investment in a Subaccount should no longer be possible or becomes inappropriate to the purposes of the Policies, or if investment in another subaccount or insurance company separate account is in the best interest of Owners. No substitution may take place without notice to Owners and prior approval of the SEC and insurance regulatory authorities, to the extent required by the 1940 Act and applicable law.

Voting of Fund Shares

State Farm is the legal owner of shares held by the Subaccounts and as such has the right to vote on all matters submitted to shareholders of the Funds. However, as required by law, State Farm will vote shares held in the Subaccounts at regular and special meetings of shareholders of the Funds in accordance with instructions received from Owners with Policy Account Value in the Subaccounts.

To obtain voting instructions from Owners, before a meeting of shareholders of the Funds State Farm will send Owners voting instruction material, a voting instruction form and any other related material. Shares held by a Subaccount for which no timely instructions are received will be voted by State Farm in the same proportion as those shares for which voting instructions are received. Should the applicable federal securities laws, regulations or interpretations thereof change so as to permit State Farm to vote shares of the Funds in its own right, State Farm may elect to do so.

State Farm may, if required by state insurance officials, disregard Owner voting instructions if such instructions would require shares to be voted so as to cause a change in sub-classification or investment objectives of one or more of the Funds, or to approve or disapprove an investment advisory agreement. In addition, State Farm may under certain circumstances disregard voting instructions that would require changes in the investment policy or investment adviser of one or more of the Funds, provided that State Farm reasonably disapproves of such changes in accordance with applicable federal regulations. If State Farm ever disregards voting instructions, State Farm will advise Owners of that action and of the reasons for such action in the next report to Owners.

Tax Considerations

Introduction. The following summary provides a general description of the Federal income tax considerations associated with the Policy and does not purport to be complete or to cover all tax situations. This discussion is not intended as tax advice. Please consult counsel or other competent tax advisors for more complete information. This discussion is based upon State Farm's understanding of the present Federal income tax laws. State Farm makes no representation as to the likelihood of continuation of the present Federal income tax laws or as to how the Internal Revenue Service (the "IRS") may interpret such laws.

Tax Status of the Policy. In order to qualify as a life insurance contract for Federal income tax purposes and to receive the tax treatment normally accorded life insurance contracts under Federal tax law, a Policy must satisfy certain requirements which are set forth in the Internal Revenue Code. Guidance as to how these requirements are to be applied is limited. Nevertheless, State Farm believes that a Policy issued on the basis of a standard rate class should satisfy the applicable requirements. There is less guidance with respect to Policies issued on a substandard basis (i.e., a rate class involving higher than standard mortality risk), and it is not clear whether such a Policy would in all cases satisfy the applicable requirements, particularly if the Owner pays the full amount of premiums permitted under the Policy. If it is subsequently determined that a Policy does not satisfy the applicable requirements, State Farm may take appropriate steps to bring the Policy into compliance with such requirements and reserves the right to restrict Policy transactions in order to do so.

In certain circumstances, owners of variable life insurance contracts have been considered for Federal income tax purposes to be the owners of the assets of the Variable Account supporting their contracts due to their ability to exercise investment control over those assets. Where this is the case, the contract owners have been currently taxed on income and gains attributable to the Variable Account assets. There is little guidance in this area, and some features of the Policies, such as the flexibility of an Owner to allocate premium payments and Policy Account Values, have not been explicitly addressed in published rulings. While State Farm believes that the Policies do not give Owners investment control over Variable Account assets, State Farm reserves the right to modify the Policies as necessary to prevent an Owner from being treated as the owner of the Variable Account assets supporting the Policy.

In addition, the Code requires that the investments of the Variable Account be "adequately diversified" in order for the Policies to be treated as life insurance contracts for Federal income tax purposes. State Farm intends that the Variable Account, through the Funds, will satisfy these diversification requirements.

The following discussion assumes that the Policy will qualify as a life insurance contract for Federal income tax purposes.

Tax Treatment of Policy Benefits

In General. State Farm believes that the Death Benefit under a Policy should be excludible from the gross income of the Beneficiary. Federal, state and local gift, estate, transfer, and other tax consequences of ownership or receipt of Policy proceeds depend on the circumstances of each Owner or Beneficiary. Consult a tax advisor on these consequences.

Generally, the Owner will not be deemed to be in constructive receipt of the Policy Account Value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by (e.g., by assignment) a Policy, the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract."


Modified Endowment Contracts. Under the Internal Revenue Code, certain life insurance contracts are classified as "Modified Endowment Contracts," with less favorable tax treatment than other life insurance contracts. Due to the flexibility of the Policies as to premiums and benefits, the individual circumstances of each Policy will determine whether it is classified as a Modified Endowment Contract. In general, a Policy will be classified as a Modified Endowment Contract if the amount of premiums paid into the Policy causes the Policy to fail the "7-pay test." A Policy will generally fail the 7-pay test if at any time in the first seven Policy Years, the amount paid into the Policy exceeds the sum of the level premiums that would have been paid at that point under a Policy that provided for paid-up future benefits after the payment of seven level annual payments.

In some circumstances, if there is a reduction in the benefits under the Policy at any time, for example, as a result of a withdrawal, the 7-pay test will have to be reapplied as if the Policy had originally been issued at the reduced Basic Amount. If there is a "material change" in the Policy's benefits or other terms, the Policy may have to be retested as if it were a newly issued Policy. A material change may occur, for example, when the Basic Amount is increased. To prevent your Policy from becoming a Modified Endowment Contract, it may be necessary to limit premium payments or to limit reductions in benefits.


A current or prospective Owner should consult with a competent tax advisor to determine whether a premium payment or any other Policy transaction will cause the Policy to be classified as a Modified Endowment Contract. We also will monitor Policies and will attempt to notify an Owner on a timely basis if his or her Policy is in jeopardy of becoming a Modified Endowment Contract.

Distributions other than Death Benefits from Modified Endowment Contracts. Policies classified as Modified Endowment Contracts are subject to the following tax rules:


    (1)All distributions, other than Death Benefits, such as distributions upon surrender and withdrawals, will be treated as ordinary income subject to tax up to an amount equal to the excess (if any) of the Policy Account Value (Cash Surrender Value for surrenders) immediately before the distribution plus prior distributions over the Owner's total investment in the Policy at the time. "Total investment in the Policy" means the aggregate amount of any premiums or considerations paid for a Policy, plus any previously taxed distributions, minus any credited dividends.


    (2)Loans taken from or secured by (e.g., by assignment), such a Policy are treated as distributions and taxed accordingly.


    (3)A 10 percent additional income tax is imposed on the amount included in income except where the distribution or loan is made when the Owner has attained age 59 1/2 or is disabled, or where the distribution is part of a series of substantially equal periodic payments for the life (or life expectancy) of the Owner or the joint lives (or joint life expectancies) of the Owner and the Owner's Beneficiary or designated Beneficiary.


If a Policy becomes a Modified Endowment Contract, distributions that occur during the Policy Year will be taxed as distributions from a Modified Endowment Contract. In addition, distributions from a Policy within two years before it becomes a Modified Endowment Contract will be taxed in this manner. This means that a distribution made from a Policy that is not a Modified Endowment Contract could later become taxable as a distribution from a Modified Endowment Contract.

Distributions other than Death Benefits from Policies that are not Modified Endowment Contracts. Distributions from a Policy that is not a Modified Endowment Contract are generally treated first as a recovery of an Owner's investment in the Policy and only after the recovery of all investment in the Policy as taxable income. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes if Policy benefits are reduced during the first 15 Policy Years may be treated in whole or in part as ordinary income subject to tax.

Loans from or secured by a Policy that is not a Modified Endowment Contract are generally not treated as distributions.

Finally, neither distributions from nor loans from or secured by a Policy that is not a Modified Endowment Contract are subject to the 10 percent additional tax.


Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for a recipient's federal income tax liability. Recipients can generally elect however, not to have tax withheld from distributions.


Policy Loans. In general, interest on a loan from a Policy will not be deductible. If a loan from a Policy that is not a Modified Endowment Contract is outstanding when the Policy is canceled or lapses, then the amount of the outstanding loan will be taxed as if it were a distribution from the Policy. Before taking out a Policy loan, an Owner should consult a tax advisor as to the tax consequences.

Multiple Policies. All Modified Endowment Contracts that are issued by State Farm (or its affiliates) to the same Owner during any calendar year are treated as one Modified Endowment Contract for purposes of determining the amount includible in the Owner's income when a taxable distribution occurs.

Continuation Beyond Age 100. The tax consequences of allowing the Policy to continue in force beyond the 100th birthday of the Insured are uncertain. An owner should consult a tax advisor as to those consequences.

Business Uses of the Policy. Businesses can use the Policy in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax advisor. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

New Guidance on Split Dollar Plans. On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.


Although the prohibition on loans is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.


Split Dollar Arrangements. In addition, the IRS and Treasury Department have recently issued guidance that substantially affects the tax treatment of split-dollar arrangements. Consult a qualified tax advisor before entering into or paying additional premiums with respect to such arrangements.



Tax Shelter Regulations. Prospective Owners that are corporations should consult a tax advisor about the treatment of the Policy under the Treasury Regulations applicable to corporate tax shelters.


Alternative Minimum Tax. There may also be an indirect tax upon the income in the Policy or the proceeds of a Policy under the Federal corporate alternative minimum tax if the Owner is subject to that tax.

Our Income Taxes. At the present time, we make no charge for any Federal, state or local taxes (other than the charge for state and local premium taxes) that we incur that may be attributable to the Variable Account or its Subaccounts. We do have the right in the future to make additional charges for any such tax or other economic burden resulting from the application of the tax laws that we determine is attributable to the Variable Account or its Subaccounts.

Under current laws in several states, we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.

Possible Tax Law Changes. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. It is possible that any legislative change could be retroactive (that is, effective prior to the date of the change). Consult a tax advisor with respect to legislative developments and their effect on the Policy.

Additional Information

Sale of the Policies. State Farm VP Management Corp., a subsidiary of State Farm Mutual Automobile Insurance Company, acts as the principal underwriter of the Policies. State Farm VP Management Corp. also acts as principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account, a separate account also established by State Farm, and may act as principal underwriter for other separate accounts established by affiliates of State Farm. State Farm VP Management Corp. is a corporation organized under the laws of the state of Delaware in 1996, is registered as a broker-dealer under the Securities Exchange Act of 1934, and is a member of the NASD. The Policies may not be available in all states. The Policies are sold by certain registered representatives of State Farm VP Management Corp. who are also appointed and licensed as State Farm insurance agents.

Commissions are payable to the broker-dealer under two alternative commission schedules, depending on which schedule is elected by the registered representatives. Under the first schedule, commissions will not exceed 40% of the premiums received up to the Primary Compensation Premium (as defined in agreements between State Farm VP Management Corp. and its registered representatives) and 3% of all other premiums received. Under the second schedule, commissions will not exceed 30% of the premiums received up to the first Primary Compensation Premium, 15% of the premiums received up to the next two Primary Compensation Premiums, and 4% of all other premiums received. In addition, State Farm may pay incentive bonuses or expense reimbursements.

Litigation. State Farm and its affiliates, like other life insurance companies, are involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although we cannot predict the outcome of any litigation with certainty, State Farm believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account or State Farm.

Financial Statements. Our financial statements and the financial statements of the Variable Account are contained in the SAI. Our financial statements should be distinguished from the Variable Account's financial statements and you should consider our financial statements only as bearing upon our ability to meet our obligations under the Policies. For a free copy of these financial statements and/or the SAI, please call or write to us at our Securities Products Department.

Index of Terms

This prospectus uses the following special terms:

Age -- Age means the age on the Insured's last birthday as of the Policy Date and each Policy Anniversary. If the Policy Date falls on the Insured's birthday, the Age will be the age the Insured reaches on the Policy Date.

Basic Amount -- The amount of coverage on the Insured provided by the basic plan.

Cash Value -- Policy Account Value less any applicable surrender charge.

Cash Surrender Value -- Cash Value less any Loan Amount.

Death Benefit -- The amount of insurance provided under the Policy determined by the Death Benefit Option and any insurance amounts provided by riders. State Farm will reduce the amount payable on the Insured's death by any Loan Amount and any unpaid Monthly Deductions.

Deduction Date -- The Policy Date and each monthly anniversary of the Policy
Date.

Fund -- An investment portfolio of the State Farm Variable Product Trust and an underlying investment option under the Policy.

Insured -- The person upon whose life State Farm issues the Policy.

Issue Date -- The date State Farm issues the Policy.

Loan Account -- A part of our general account to which we transfer Policy Account Value in the Variable Account and the Fixed Account to provide collateral for any loan you take under the Policy.

Loan Amount -- The sum of all outstanding Policy loans including both principal plus accrued interest.

Loan Policy Account Value -- The value of the Loan Account for this Policy.

Maturity Date -- For Policies issued in Texas and Maryland, the Maturity Date is the Policy Anniversary when the Insured is Age 100.

Minimum Monthly Premium -- The amount shown on the Schedule pages of your Policy. We determine the Minimum terms Monthly Premium for your Policy based on the Insured's Age, sex and rate class, the Basic Amount, and any supplemental benefits.

Minimum Premium -- For any Policy Month during the first 10 Policy Years (first 9 Policy Years for Policies issued in Texas) the cumulative Minimum Monthly Premium required to keep the Death Benefit Guarantee in effect.

Net Premium -- Premium less the 5% premium charge.

Policy -- The variable life insurance policy described in this prospectus. The Policy contains the Basic Plan, any amendments, endorsements and riders, and a copy of the application. The Policy is the entire contract.

Policy Account Value -- The combined value of your Policy in all of the Subaccounts of the Variable Account, the Fixed Account, and the values held in our general account to secure Policy loans.

Policy Anniversary -- The same day and month as the Policy Date each year that the Policy remains in force.

Policy Date -- If we issue the Policy as applied for and we receive the premium before the Issue Date, the Policy Date is the later of the application date or the date we receive the premium. Otherwise, the Policy Date is the Issue Date. We measure Policy Months, Years and Anniversaries from the Policy Date. The Policy Date cannot be the 29th, 30th, or 31st day of any month.

Policy Month -- A 1-month period starting with the same day as the Policy Date each month that the Policy remains in force.

Policy Year -- Any 12-month period starting with the Policy Date or a Policy Anniversary.

SAI -- The Statement of Additional Information ("SAI") that contains additional information regarding the Policy. The SAI is not a prospectus, and should be read together with the prospectus. You may obtain a copy of the SAI by writing or calling us at our Securities Products Department. The Table of Contents for the SAI appears on the last page of this prospectus.

Securities Products Department -- Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001, 1-888-702-2307.

Trust -- State Farm Variable Product Trust.

Valuation Day -- Each day on which the New York Stock Exchange is open for business except for a day that a Subaccount's corresponding Fund does not value its shares.

Valuation Period -- The period that starts at the close of regular trading on the New York Stock Exchange on any Valuation Day and ends at the close of regular trading on the next succeeding Valuation Day.

table of


                      Statement of Additional Information
                               Table of Contents

                 ADDITIONAL POLICY INFORMATION............. 1
                  Incontestability......................... 1
                  Misstatement of Age or Sex............... 1
                  Limited Death Benefit - Suicide Exclusion 1
                  Assignment............................... 1
                  Change of Owner.......................... 1
                  The Beneficiary.......................... 1
                  Dividends................................ 1
                  Changing Death Benefit Options........... 1
                  More Information on Payments............. 2
                  Dollar Cost Averaging.................... 2
                  Portfolio Rebalancing Program............ 2
                 PERFORMANCE DATA.......................... 3
                 RELATIONSHIPS WITH THE COMPANIES THAT
                 MAINTAIN THE BENCHMARK INDICES............ 6
                  Standard & Poor's........................ 6
                  Frank Russell Company.................... 7
                  Morgan Stanley & Co. Incorporated........ 7

                ADDITIONAL INFORMATION......................  8
                 Insurance Marketplace Standards Association  8
                 Potential Conflicts of Interest............  8
                 Safekeeping of Account Assets..............  8
                 Reports to Policy Owners...................  8
                 Principal Underwriter......................  8
                 Underwriting Procedures....................  9
                 Legal Matters..............................  9
                 Experts....................................  9
                 The Company................................  9
                 Other Information.......................... 10
                 Financial Statements....................... 10
                INDEX TO FINANCIAL STATEMENTS...............  1

             THE POLICY MAY NOT BE AVAILABLE IN ALL JURISDICTIONS.
                THIS PROSPECTUS CONSTITUTES AN OFFERING ONLY IN
                    THOSE JURISDICTIONS WHERE SUCH OFFERING
                             MAY LAWFULLY BE MADE.

25



                                                                       contents

                                  APPENDIX A

                         Example of Surrender Charges

  Beginning    Policy Issued to Insured Age 35   Policy Issued to Insured Age 50
------------- --------------------------------  --------------------------------
                               $50,000 Increase
                               In Basic Amount,                  $50,00 Increase
                                    Policy                       in Basic Amount,
Policy Policy $100,000 Initial   Beginning of   $100,000 Initial   Beginning of
 Year  Month    Basic Amount   Year 16 (Age 50)   Basic Amount   Year 16 (Age 65)
 ----  ------ ---------------- ---------------- ---------------- ----------------
   1      1       $ 21.50*         $  0.00         $   53.00 *       $  0.00
   1      6        129.00             0.00             318.00           0.00
   1     12        258.00             0.00             636.00           0.00
   2      6        387.00             0.00             954.00           0.00
   2     12        516.00             0.00           1,272.00           0.00
   3      1        516.00             0.00           1,272.00           0.00
   4      1        516.00             0.00          1,272.000           0.00
   5      1        516.00             0.00           1,272.00           0.00
   6      1        516.00             0.00           1,272.00           0.00
   7      1        412.80             0.00           1.017.60           0.00
   8      1        309.60             0.00             763.20           0.00
   9      1        206.40             0.00             508.80           0.00
  10      1        103.20             0.00             254.40           0.00
  11      1          0.00             0.00               0.00           0.00
  12      1          0.00             0.00               0.00           0.00
  13      1          0.00             0.00               0.00           0.00
  14      1          0.00             0.00               0.00           0.00
  15      1          0.00             0.00               0.00           0.00
  16      1          0.00            26.50*              0.00          40.42*
  16      6          0.00           159.00               0.00         242.50
  16     12          0.00           318.00               0.00         485.00
  17      6          0.00           477.00               0.00         727.50
  17     12          0.00           636.00               0.00         970.00
  18      1          0.00           636.00               0.00         970.00
  19      1          0.00           636.00               0.00         970.00
  20      1          0.00           636.00               0.00         970.00
  21      1          0.00           636.00               0.00         970.00
  22      1          0.00           508.80               0.00         776.00
  23      1          0.00           381.60               0.00         582.00
  24      1          0.00           254.40               0.00         388.00
  25      1          0.00           127.20               0.00         194.00
  26      1          0.00             0.00               0.00           0.00

---------------------
*In this example, the Surrender Charge increases by approximately this amount each month through the first 2 years after issue or increase. The Surrender Charge then remains level through the end of the 6th year. Starting at the beginning of the 7th year after issue or increase, the surrender charge decreases by 1/5 at the beginning of each year, until it is zero in the 11/th/ year.

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001

                         FORWARDING SERVICE REQUESTED

                                                             U.S.
                                                             POSTAGE
                                                             PAID

                                                             STATE
                                                             FARM

                                                             INSURANCE
                                                             COMPANIES

                                                             PRESORTED STANDARD




To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The Table of Contents for the SAI appears on the last page of this prospectus. For a free copy of the SAI, to receive personalized illustrations of Death Benefits, Cash Surrender Values, and Policy Account Values, and to request other information about the Policy please call or write to us at our Securities Products Department.


The SAI has been filed with the SEC and is incorporated by reference into this prospectus. The SEC maintains an Internet website (http://www.sec.gov) that contains the SAI and other information about us and the Policy. Information about us and the Policy (including the SAI) may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC., or may be obtained upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 450 Fifth Street, NW. Washington, DC 20549-0102. Additional information on the operation of the Public Reference Room may be obtained by calling the SEC at

(202) 942-8090.




[LOGO] STATE FARM INSURANCE (R)

                                  Issued By:
                       State Farm Life Insurance Company
                    (Not licensed in New York or Wisconsin)
                State Farm Life and Accident Assurance Company
                     (Licensed in New York and Wisconsin)
                      Home offices: Bloomington, Illinois

                        State Farm VP Management Corp.
              (Underwriter & Distributor of Securities Products)
                             One State Farm Plaza
                       Bloomington, Illinois 61710-0001
                                1-888/702-2307


231-3549.7-CH

                   Investment Company Act File No. 811-08013
                                                              Printed in U.S.A.

       STATE FARM LIFE INSURANCE COMPANY VARIABLE LIFE SEPARATE ACCOUNT
                                 (Registrant)

                       STATE FARM LIFE INSURANCE COMPANY
                                  (Depositor)

                                 P.O. Box 2307
                       Bloomington, Illinois 61702-2307
                           Telephone (888) 702-2307

                               -----------------

                      STATEMENT OF ADDITIONAL INFORMATION

     Individual Flexible Premium Variable Universal Life Insurance Policy



   This Statement of Additional Information ("SAI") contains additional information regarding the flexible premium variable universal life insurance policy (the "Policy") offered by State Farm Life Insurance Company ("State Farm," "we," "us," or "our"). This SAI is not a prospectus, and should be read together with the prospectus for the Policy dated May 1, 2003 and the prospectus for the State Farm Variable Product Trust (the "Trust"). You may obtain a copy of these prospectuses by writing or calling us at our address or phone number shown above. Capitalized terms in this SAI have the same meanings as in the prospectus for the Policy.



     The date of this Statement of Additional Information is May 1, 2003.

                      STATEMENT OF ADDITIONAL INFORMATION

                               TABLE OF CONTENTS


    Additional Policy Information.......................................   1
       Incontestability.................................................   1
       Misstatement of Age or Sex.......................................   1
       Limited Death Benefit - Suicide Exclusion........................   1
       Assignment.......................................................   1
       Change of Owner..................................................   1
       The Beneficiary..................................................   1
       Dividends........................................................   1
       Changing Death Benefit Options...................................   1
       More Information on Payments.....................................   2
       Dollar Cost Averaging............................................   2
       Portfolio Rebalancing Program....................................   2
    Performance Data....................................................   3
    Relationships with the Companies that Maintain the Benchmark Indices   6
       Standard & Poor's................................................   6
       Frank Russell Company............................................   7
       Morgan Stanley & Co. Incorporated................................   7
    Additional Information..............................................   8
       Insurance Marketplace Standards Association......................   8
       Potential Conflicts of Interest..................................   8
       Safekeeping of Account Assets....................................   8
       Reports to Policy Owners.........................................   8
       Principal Underwriter............................................   8
       Underwriting Procedures..........................................   9
       Legal Matters....................................................   9
       Experts..........................................................   9
       The Company......................................................   9
       Other Information................................................  10
       Financial Statements.............................................  10
    Index to Financial Statements....................................... F-2

                         ADDITIONAL POLICY INFORMATION

Incontestability

   The Policy limits our right to contest the Policy as issued or as increased, for reasons of material misstatements contained in the application, after it has been in force during the Insured's lifetime for a minimum period, generally for two years from the Issue Date of the Policy or effective date of the increase.

Misstatement of Age or Sex

   State Farm will adjust the Death Benefit if the application misstates the Insured's Age or sex.

Limited Death Benefit--Suicide Exclusion

   The Policy limits the Death Benefit if the Insured dies by suicide generally within two years after the Issue Date of the Policy or effective date of the increase.

Assignment

   You may assign the Policy subject to its terms. We are not deemed to know of an assignment unless we receive a written copy of it at our Securities Products Department. We assume no responsibility for the validity or effect of any assignment. In certain circumstances, an assignment may be a taxable event. See "Tax Considerations" in the prospectus.

Change of Owner

   When allowed by law, you may change the Owner of the Policy by sending a written request to our Securities Products Department while the Insured is alive and the Policy is in force. The change will take effect the date you sign the written request, but the change will not affect any action we have taken before we receive the written request. A change of Owner does not change the Beneficiary designation. A change of Owner may have adverse tax consequences. You should consult a tax advisor before changing an Owner.

The Beneficiary

   You designate the Beneficiary(ies) when you apply for the Policy. The Beneficiary is entitled to the insurance benefits under the Policy. You may change the Beneficiary or the order of payment during the Insured's lifetime by providing a written request to the Securities Products Department. We will effect your change on the date you sign the request or on any later date specified in the request, but the change will not affect any action we have taken before we receive the request. When the Insured dies, we will make payment in equal shares to the primary Beneficiary(ies) living when payment is made. If no Beneficiary is living when the Insured dies, we will make a one-sum payment to you, if you are alive when payment is made. Otherwise, we will make a one-sum payment to the estate of the last survivor of you and all Beneficiaries.

Dividends

   The Policy is participating. However, we do not anticipate paying any dividends on the Policy.

Changing Death Benefit Options

   You may change the Death Benefit Option on your Policy subject to the following rules:

   You must submit each change by written request that we receive at our Securities Products Department, and you may only change the Death Benefit Option once in any Policy Year. We will process each change on the date we receive your written request at our Securities Products Department. We will send you revised Policy schedule pages reflecting the new Death Benefit Option and the effective date of the change.

   If you request a change from Option 1 to Option 2, the Basic Amount will be decreased by the Policy Account Value on the effective date of the change. When you make a change from Option 2 to Option 1, the Basic Amount after the change will be increased by the Policy Account Value on the effective date of the change. The minimum monthly premium for the Death Benefit Guarantee will also change when you change a Death Benefit Option. Changing the Death Benefit option may have tax consequences and you should consult a tax advisor before doing so.

More Information on Payments

   We generally will pay the Death Benefit through the State Farm Benefit Management Account(R), an interest bearing checking account. We will send the State Farm Benefit Management Account(R) checkbook to you within seven days after we receive all required documents. A Beneficiary will have immediate access to the proceeds by writing a check on the State Farm Benefit Management Account(R). We will pay interest on the amount in the State Farm Benefit Management Account(R) from the date of the Insured's death to the date the State Farm Benefit Management Account(R) is closed. Neither the Federal Deposit Insurance Corporation nor any other agency insure amounts in the State Farm Benefit Management Account(R), and unlike the assets in the Variable Account, amounts in the State Farm Benefit Management Account(R) are not protected against the claims of our other creditors.

   We may delay making a payment or processing a transfer request if:

    (1)the disposal or valuation of the Variable Account's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists as a result of which it is not reasonably practicable for the Variable Account: (A) to dispose of its securities; or (B) to determine the value of its net assets; or

    (2)the SEC by order permits postponement of payment to protect State Farm's policy owners.

   We also may defer making payments attributable to a check that has not cleared, and we may defer payment of proceeds from the Fixed Account for a withdrawal, surrender or Policy loan request for up to six months from the date we receive the request. However, we will not defer payment of a withdrawal or Policy loan requested to pay a premium due on a State Farm policy.


   Due to federal laws designed to counter terrorism and prevent money laundering by criminals, we may be required to reject a premium payment. We may also be required to provide additional information about your account to government regulators. In addition, we may be required to block a Policy owner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans, or death benefits, until instructions are received from the appropriate regulator.


Dollar Cost Averaging

   You may elect to participate in the dollar-cost averaging program at any time by sending us a written request. To use the dollar-cost averaging program, you must transfer at least $100 from the Money Market Subaccount or Bond Subaccount, as applicable. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Subaccount from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file. There is no additional charge for dollar-cost averaging. A transfer under this program is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the dollar-cost averaging program at any time and for any reason. Dollar-cost averaging is not available while you are participating in the portfolio rebalancing program.

Portfolio Rebalancing Program

   You may elect to participate in the portfolio rebalancing program at any time by sending us a written request at the Securities Products Department. Your percentage allocations must be in whole percentages. You may make subsequent changes to your percentage allocations at any time by providing written or telephone instructions to the Securities Products Department (if we have your telephone authorization on file). Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and a portfolio rebalancing transfer is not considered a transfer for purposes of assessing a transfer processing fee. We reserve the right to discontinue offering the portfolio rebalancing program at any time and for any reason. Portfolio rebalancing does not guarantee a profit or protect against loss. You may not use amounts in the Fixed Account in connection with the portfolio rebalancing program. Portfolio rebalancing is not available while you are participating in the dollar-cost averaging program.

                               PERFORMANCE DATA

Hypothetical Illustrations


   In order to demonstrate how the actual investment performance of the Funds could have affected the Death Benefit, Policy Account Value, and Cash Surrender Value of the Policy, we may provide hypothetical illustrations based on certain assumptions of a hypothetical Policy owner, and using the actual investment performance of each Fund since its inception. These hypothetical illustrations are designed to show the performance that could have resulted if the Policy had been in existence during the period illustrated and are not indicative of future performance.


   The values we illustrate for Death Benefit, Policy Account Value, and Cash Surrender Value take into account all applicable charges and deductions from the Policy (current and guaranteed), the Separate Account, and the Funds.

Yields and Total Returns

   From time to time, sales literature or advertisements may include performance for the Subaccounts of the Separate Account, including yields and annual total returns. Performance data may also be made available on our website and is authorized for use with prospective investors only when preceded or accompanied by a current prospectus. We encourage you to obtain from your State Farm registered representative agent a personalized illustration that will reflect all applicable fees and charges, including the cost of insurance. Past performance is not predictive of future performance.

   Yields and total returns for a Subaccount are based on the investment performance of the corresponding Fund. Fund performance reflects the Fund's fees and expenses. See the prospectuses for the Funds.

   Performance information reflects only the performance of a hypothetical investment during the particular time period on which calculations are based. Average annual total return figures are based on historical earnings and are not intended to indicate future performance. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the Fund in which a subaccount invests and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

   Advertising and sales literature also may compare the performance of each Subaccount or each Fund to the Standard & Poor's(R) Composite Index of 500 stocks, a widely used measure of stock performance. This unmanaged index assumes the reinvestment of dividends but does not reflect any "deduction" for the expense of operating or managing an investment portfolio, or for any contract-level fees and charges. Other independent ranking services and indices may also be used as sources of performance comparison.

   We also may report other types of performance information or data, which may be illustrated by tables, graphs, or charts.

Average Annual Total Returns


   From time to time, sales literature or advertisements may quote the average annual total returns for each Subaccount for various periods of time including, but not limited to, a period measured from the date the Subaccount commenced operations. For periods prior to the date a Subaccount commenced operations, performance information for Policies funded by that Subaccount also may be calculated based on the performance of the corresponding Fund and the assumption that the Subaccount was in existence for the same periods as those indicated for the Fund, with the current level of Policy charges.


   The average annual total return quotations represent the average annual compounded rates of return that would equate an initial investment of $1,000 under a Policy to the value of that investment (reflecting only Common Charges, as described below) as of the last day of each of the periods for which total return quotations are provided. The ending date for each period for which total return quotations are provided generally will be for the most recent calendar quarter, considering the type and media of the communication and will be stated in the communication. Average annual total return information shows the average percentage change in the value of an investment in the Subaccount from the beginning date of the measuring period to the end of that period.

   Until a Subaccount has been in operation for 10 years, we will include quotes of average annual total return for the period measured from the Subaccount's inception. When a Subaccount has been in operation for 1, 5, and 10 years, the average annual total return for these periods will be provided. Average annual total returns for other periods may, from time to time, also be disclosed. Average annual total return for the Subaccounts may include information for the period before any policies were registered under the Securities Act of 1933, from the inception of the Subaccounts, with the level of Policy charges currently in effect.

   The average annual total return reflects underlying fund fees and expenses and certain contract-level expenses, including the premium charge, the daily mortality and expense risk charge, and the current monthly expense charge ("Common Charges"). However, charges such as surrender charges and cost of insurance charges, which are based on certain factors, such as sex, Age, rate class, Policy Year, Basic Amount, or net amount at risk, and which therefore vary with each Policy, are not reflected in average annual total returns, nor are any charges assessed on withdrawal, transfer, or increase in Basic Amount ("Non-Common Charges"). See "Charges and Deductions" in the Prospectus, page
13. If Non-Common Charges were deducted, performance would be significantly lower.

   The performance of a Subaccount will be affected by expense reimbursements and fee waivers applicable to their corresponding Funds. Without these reimbursements and waivers, performance would be lower.

   Performance for any given past period is not an indication or representation of future performance. The performance of each Subaccount will fluctuate on a daily basis.

   The following table shows average annual total return performance information for the Subaccounts for the period ended December 31, 2002, based on the periods that the Funds have been in existence, adjusted to reflect only Common Charges. Non-Common Charges are not reflected in the rates of return shown below. If Non-Common Charges were deducted, performance would have been significantly lower. The results for any period prior to the Policy being offered are calculated as if the Policy had been offered during that period of time. These rates of return are not estimates, projections or guarantees of future performance.


                                              Inception   Since
              Fund                              Date    Inception
              ----                            --------- ---------
              Large Cap Equity Index Fund.... 1/22/1998   -4.96%
              Small Cap Equity Index Fund.... 1/29/1998   -6.23%
              International Equity Index Fund 1/22/1998   -8.04%
              Stock and Bond Balanced Fund... 1/29/1998   -2.89%
              Bond Fund...................... 1/22/1998    1.90%
              Money Market Fund.............. 1/29/1998   -0.45%

   From time to time, sales literature or advertisements may also quote average annual total returns for the underlying Funds that reflect all underlying Fund fees and expenses, but do not reflect the deduction of contract-level expenses (either Common Charges or Non-Common Charges). Because of the charges and deductions imposed under the Policy, performance data for the Subaccounts will be lower than performance data for their corresponding Funds.


   The following table shows average annual total return performance information for the Funds for the period ended December 31, 2002, based on the periods that the Funds have been in existence, adjusted to reflect only underlying fund fees and expenses. If Common Charges and Non-Common Charges were deducted, performance would have been significantly lower. These rates or return are not estimates, projects or guarantees of future performance.


                                              Inception   Since
              Fund                              Date    Inception
              ----                            --------- ---------
              Large Cap Equity Index Fund.... 1/22/1998   -1.59%
              Small Cap Equity Index Fund.... 1/29/1998   -2.40%
              International Equity Index Fund 1/22/1998   -4.44%
              Stock and Bond Balanced Fund... 1/29/1998     .78%
              Bond Fund...................... 1/22/1998    5.82%
              Money Market Fund.............. 1/29/1998    3.41%


Money Market Subaccount Yields

   From time to time, advertisements and sales literature may quote the current annualized yield of the Subaccount (the "Money Market Subaccount") investing in the Money Market Fund of the State Farm Variable Product Trust (the "Trust") for a seven-day period in a manner that does not take into consideration any realized or unrealized gains or losses or income other than investment income on shares of the Money Market Fund. The current yield of the Money Market Subaccount refers to the annualized investment income generated by an investment in the Subaccount over a specified seven-day period. The yield is calculated by assuming that the income generated for that seven-day period is generated each seven-day period over a 52-week period and is shown as a percentage of the investment.

   This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one Accumulation Unit of the Money Market Subaccount at the beginning of the period, dividing such net change in account value by the value of the hypothetical account at the beginning of the period to determine the base period return, and annualizing this quotient on a 365-day basis. The net change in account value reflects: 1) net income from the Money Market Fund attributable to the hypothetical account; and 2) common charges (other than the premium charge). Because of the charges and deductions imposed under the Policy, the yield for the Money Market Subaccount is lower than the yield for the Money Market Fund.


   The current yield on amounts held in the Money Market Subaccount normally fluctuate on a daily basis. THEREFORE, THE DISCLOSED YIELD FOR ANY GIVEN PAST PERIOD IS NOT AN INDICATION OR REPRESENTATION OF FUTURE YIELDS OR RATES OF RETURN. The Money Market Subaccount's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Money Market Fund, the types and quality of portfolio securities held by the Money Market Fund and the Money Market Fund's operating expenses. During extended periods of low interest rates, the yields of the Money Market Subaccount (or any Subaccount investing in a money market fund) may be extremely low and possibly negative. Yield calculations do not take into account the surrender charge that is assessed on surrender and lapse or the charges assessed on withdrawal, transfer, and increase in Basic Amount.



   For the period ended December 31, 2002, the seven-day current yield was -2.67% .

Money Market Fund Yields

   Yield is computed by dividing net investment income earned during a recent 30 day period by the product of the average daily number of shares outstanding and entitled to receive dividends during the period and the price per share on the last day of the relevant period. The results are compounded on a bond equivalent (semi-annual) basis and then annualized. Net investment income is equal to the dividends and interest earned during the period, reduced by accrued expenses for the period. The calculation of net investment income for these purposes may differ from the net investment income determined for accounting purposes.

   The Money Market Fund may quote its current yield and effective yield. Current yield is an annualized yield based on the actual total return for a seven-day period. Effective yield is an annualized yield based on a daily compounding of the current yield.


   For the period ended December 31, 2002, the seven-day current yield was 0% and the seven-day effective yield was 0%.


Use of Indexes


   From time to time, the performance of certain historical indexes may be presented in advertisements or sales literature. The performance of these indexes may be compared to the performance of certain Subaccounts or Funds, or may be presented without such a comparison.

     RELATIONSHIPS WITH THE COMPANIES THAT MAINTAIN THE BENCHMARK INDICES

Standard & Poor's

   "Standard & Poor's(R)", "S&P(R)", "S&P 500(R)", "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by State Farm and the Trust. Neither the State Farm Variable Universal Life Policy, the Large Cap Equity Index Fund, nor the Stock and Bond Balanced Fund (the "Product and the Funds") is sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P").

   S&P makes no representation or warranty, express or implied, to the Owners of the Product and the Funds or any member of the public regarding the advisability of investing in securities generally or in the Product and Funds particularly or the ability of the S&P 500 Index to track general stock market performance. S&P's only relationship to State Farm and the Trust is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to State Farm, the Trust, the Product, or the Funds. S&P has no obligation to take the needs of State Farm, the Trust or the Owners of the Product or the Funds into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Product or the Funds or the timing of the issuance or sale of the Product or the Funds or in the determination or calculation of the equation by which the Product or the Funds are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Product or the Funds.

   S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by State Farm, the Trust, Owners of the Product and Funds, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Frank Russell Company

(1)The Russell 2000(R) Index is a trademark/service mark of the Frank Russell Company. Russell(TM) is a trademark of the Frank Russell Company. The Small Cap Equity Index Fund is not promoted, sponsored or endorsed by, nor in any way affiliated with Frank Russell Company. Frank Russell Company is not responsible for and has not reviewed the prospectus for the Small Cap Equity Index Fund nor any associated literature or publications and Frank Russell Company makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.

(2)Frank Russell Company reserves the right, at any time and without notice, to alter, amend, terminate or in any way change its Index. Frank Russell Company has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating the Index.

(3)Frank Russell Company's publication of the Index in no way suggests or implies an opinion by Frank Russell Company as to the attractiveness or appropriateness of investment in any or all securities upon which the Index is based. Frank Russell Company makes no representation, warranty, or guarantee as to the accuracy, completeness, reliability, or otherwise of the Index or any data included in the Index. Frank Russell Company makes no representation or warranty regarding the use, or the results of use, of the Index or any data included therein, or any security (or combination thereof) comprising the Index. Frank Russell Company makes no other express or implied warranty, and expressly disclaims any warranty, of any kind, including, without means of limitation, any warranty of merchantability or fitness for a particular purpose with respect to the Index or any data or any security (or combination thereof) included therein.

Morgan Stanley & Co. Incorporated

   The Morgan Stanley Capital International Europe, Australia, and Far East Free (EAFE(R) Free) Index is the exclusive property of Morgan Stanley & Co. Incorporated ("Morgan Stanley"). Morgan Stanley Capital International is a service mark of Morgan Stanley and has been licensed for use by the Trust. The International Equity Index Fund (the "International Fund") is not sponsored, endorsed, sold or promoted by Morgan Stanley. Morgan Stanley makes no representation or warranty, express or implied, to the Owners of this International Fund or any member of the public regarding the advisability of investing in funds generally or in this International Fund particularly or the ability of the Morgan Stanley Capital International EAFE Free Index to track general stock market performance. Morgan Stanley is the licensor of certain trademarks, service marks and trade names of Morgan Stanley and of the Morgan Stanley Capital International EAFE Free Index which is determined, composed and calculated by Morgan Stanley without regard to the issuer of this International Fund. Morgan Stanley has no obligation to take the needs of the issuer of this International Fund or the Owners of this International Fund into consideration in determining, composing or calculating the Morgan Stanley Capital International EAFE Free Index. Morgan Stanley is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of this International Fund to be issued or in the determination or calculation of the equation by which this International Fund is redeemable for cash. Morgan Stanley has no obligation or liability to Owners of this International Fund in connection with the administration, marketing or trading of this International Fund. Although Morgan Stanley shall obtain information for inclusion in or for use in the calculation of the Index from sources which Morgan Stanley considers reliable, neither Morgan Stanley nor any other party guarantees the accuracy and/or the completeness of the Index or any data included therein. Neither Morgan Stanley nor any other party makes any warranty, express or implied, as to results to be obtained by the Trust, the Trust's customers and counterparties, Owners of the International Fund, or any other person or entity from the use of the Index or any data included therein in connection with the rights licensed hereunder or for any other use. Neither Morgan Stanley nor any other party makes any express or implied warranties, and Morgan Stanley hereby expressly disclaims all warranties of merchantability or fitness for a particular purpose with respect to the Index or any data included therein. Without limiting any of the foregoing, in no event shall Morgan Stanley or any other party have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

                            ADDITIONAL INFORMATION

Insurance Marketplace Standards Association

   We and State Farm Life and Accident Assurance Company are members of the Insurance Marketplace Standards Association (IMSA). IMSA is an independent and voluntary organization created by the American Council of Life Insurance (ACLI) to improve customer confidence in the life insurance industry. Life insurers that are members of IMSA agree to meet and maintain high standards of ethical conduct in their dealings with consumers for individual life insurance and annuity products.

Potential Conflicts of Interest

   The Funds currently sell shares to separate accounts to serve as the underlying investment for both variable life insurance policies and variable annuity contracts. We currently do not foresee any disadvantage to Owners arising from the sale of shares to support variable life insurance policies and variable annuity contracts. However, we will monitor events in order to identify any material irreconcilable conflicts that may possibly arise. In that event, we would determine what action, if any, should be taken in response to those events or conflicts. In addition, if we believe that a Fund's response to any if those events or conflicts insufficiently protects Owners, we will take appropriate action on our own, including withdrawing the Variable Account's investment in that Fund.

   The Funds also may sell shares directly to certain pension and retirement plans qualifying under Section 401 of the Internal Revenue Code of 1986, as amended. As a result, there is a possibility that a material conflict may arise between the interests of Owners of this Policy or other policies or contracts (including policies issued by other companies), and such retirement plans or participants in such retirement plans. In the event of any such material conflicts, we will consider what action may be appropriate, including removing the Fund as an investment option under the Policies or replacing the Fund with another fund.

   See the Trust's prospectus for more detail.

Safekeeping of Account Assets

   We hold the Variable Account's assets physically segregated and apart from the general account. We maintain records of all purchases and sale of portfolio shares by each of the Subaccounts. A fidelity bond in the amount of $5 million covering our directors, officers, and employees has been issued by National Union Fire Insurance Company.

Reports to Policy Owners

   State Farm maintains records and accounts of all transactions involving the Policy, the Variable Account, the Fixed Account and the Loan Account at its Securities Products Department. Each year, or more often if required by law, we will send you a report showing information about your Policy for the period covered by the report. State Farm also will send you an annual and a semi-annual report for each Fund underlying a Subaccount to which you have allocated Policy Account Value, as required by the 1940 Act. In addition, when you pay premiums (other than by pre-authorized checking account deduction) or if you take out a Policy loan, make transfers or make withdrawals, you will receive a written confirmation of these transactions.

Principal Underwriter


   State Farm VP Management Corp., the principal underwriter of the Policy, is located at One State Farm Plaza, Bloomington, Illinois 61710-0001. State Farm VP Management Corp. received $7,817,055 in 2002, $10,925,184 in 2001, and
$13,292,094 in 2000 as commissions for serving as principal underwriter of the Policy. State Farm VP Management Corp. did not retain any commissions in 2002, 2001 or 2000.

   State Farm offers the Policy to the public on a continuous basis. State Farm anticipates continuing to offer the Policy, but reserves the right to discontinue the offering.

Underwriting Procedures

   State Farm will follow its established insurance underwriting procedures for life insurance designed to determine whether the proposed Insured is insurable. This process may involve such verification procedures as medical examinations and may require that further information be provided about the proposed Insured before a determination can be made.

Legal Matters

   The legal matters in connection with the Policy described in the prospectus and SAI have been passed on by Kim M. Brunner, the Senior Vice President and General Counsel of State Farm. Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to the federal securities laws.

Experts




   The statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.



   As stated in their report, these financial statements were prepared by the Company in conformity with the accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory basis), which practices differ from accounting principles generally accepted in the United States of America (GAAP). The effect on the financial statements of the variances between the statutory basis of accounting and GAAP, although not reasonably determinable, are presumed to be material. Therefore, their report contains an adverse opinion on the financial statements of the Company in conformity with GAAP, but an unqualified opinion in conformity with statutory basis accounting.



   The statements of assets and policy owners' equity and surplus of the funds of the State Farm Life Insurance Company Variable Life Separate Account as of December 31, 2002 and the results of each of their operations for the year then ended, and the changes in each of their policy owners' equity and surplus for each of the two years in the period ended December 31, 2002, included in this Statement of Additional Information have been so included in the reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in accounting and auditing.


The Company

   We are an Illinois stock life insurance company and are wholly owned by State Farm Mutual Automobile Insurance Company, an Illinois mutual insurance company. We were incorporated in 1929 and have been continuously engaged in the life insurance business since that year. We are subject to regulation by the Insurance Department of the State of Illinois, as well as by the insurance departments of all other states and jurisdictions in which we do business. We sell insurance in 47 states and the District of Columbia. We also sell insurance in the Canadian provinces of Alberta, New Brunswick, and Ontario. We submit annual statements on our operations and finances to insurance officials in such states and jurisdictions. The Policy described in the prospectus and this SAI has been filed with and, where required, approved by, insurance officials in those jurisdictions where it is sold.

Other Information

   State Farm has filed a registration statement under the Securities Act of 1933, as amended, with the SEC relating to the offering described in the prospectus. The prospectus and SAI do not include all the information set forth in the registration statement. Statements contained in this SAI concerning the content of the Policies and other legal instruments are intended to be summaries. You may obtain the omitted information at the SEC's principal office at 450 Fifth Street, N.W., Washington, DC 20549 by paying the SEC's prescribed fees. The omitted information is also available at the SEC's Internet site (http://www.sec.gov).

Financial Statements




   The audited statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company as of December 31, 2002 and 2001, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended, as well as the Report of the Independent Accountants, appears in this SAI. Our financial statements should be considered only as bearing on our ability to meet our obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Variable Account.



   The audited GAAP basis statements of assets and policy owners' equity and surplus of the funds of the State Farm Life Insurance Company Variable Life Separate Account as of December 31, 2002 and the results of each of their operations for the year then ended, and the changes in each of their policy owners' equity and surplus for each of the two years in the period ended December 31, 2002, also appear in the SAI.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm
Mutual Automobile Insurance Company)

Report on Audits of Financial Statements--
Statutory Basis

For the Years Ended December 31, 2002 and 2001

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Table of Contents
--------------------------------------------------------------------------------

                                                                                            Page(s)
                                                                                           ---------
Report of Independent Accountants.........................................................       F-3

Financial Statements:

   Statements of Admitted Assets, Liabilities, Capital and Surplus--Statutory Basis as of
     December 31, 2002 and 2001...........................................................       F-4

   Statements of Operations--Statutory Basis for the years ended December 31, 2002 and
     2001.................................................................................       F-5

   Statements of Changes in Capital and Surplus--Statutory Basis for the years ended
     December 31, 2002 and 2001...........................................................       F-6

   Statements of Cash Flows--Statutory Basis for the years ended December 31, 2002 and
     2001.................................................................................       F-7

Notes to Financial Statements--Statutory Basis............................................  F-8-F-28

Report of Independent Accountants on Supplemental Financial Information...................      F-30

Supplemental Schedule of Assets and Liabilities........................................... F-31-F-32

Supplemental Summary Investment Schedule..................................................      F-33

Supplemental Investment Risk Interrogatories.............................................. F-34-F-40

                       Report of Independent Accountants

To the Board of Directors
State Farm Life Insurance Company:

   We have audited the accompanying statutory statements of admitted assets, liabilities, capital and surplus of State Farm Life Insurance Company (the Company) as of December 31, 2002 and 2001, and the related statutory statements of operations, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

   We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

   As described in Note 2 to the financial statements, the Company prepared these financial statements using accounting practices prescribed or permitted by the Insurance Department of the State of Illinois, which practices differ from accounting principles generally accepted in the United States of America. The effects on the financial statements of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

   In our opinion, because of the effects of the matter referred to in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2002 and 2001, or the results of its operations or its cash flows for the years then ended.

   In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, capital and surplus of the Company as of December 31, 2002 and 2001, and the results of its operations and its cash flows for the years then ended, on the basis of accounting described in Note 2.

   As discussed in Note 16 to the financial statements, the Company adopted the accounting policies in the revised National Association of Insurance Commissioners "Accounting Practices and Procedures Manual"--Effective January 1, 2001, as required by the Insurance Department of the State of Illinois. The effect of this adoption is recorded as an adjustment to surplus as of January 1, 2001.


PricewaterhouseCoopers


February 19, 2003

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Admitted Assets, Liabilities, Capital and Surplus--Statutory Basis As of December 31, 2002 and 2001
--------------------------------------------------------------------------------

                                                                                    2002            2001
                               ADMITTED ASSETS                                 --------------- ---------------
Bonds:
    United States government.................................................. $ 3,441,053,154 $ 4,088,260,479
    Canadian government and subdivisions......................................     512,145,212     449,289,351
    Other governmental units..................................................   4,921,328,561   3,748,705,418
    Public utilities..........................................................   2,198,622,640   2,072,036,361
    Industrial and other......................................................  10,895,330,555  10,672,310,656
                                                                               --------------- ---------------
                                                                                21,968,480,122  21,030,602,265
                                                                               --------------- ---------------
Stocks:
    Preferred.................................................................       1,128,240         645,550
    Unaffiliated common.......................................................   1,349,900,237   1,398,264,272
    Affiliated common.........................................................       7,574,300       7,386,776
                                                                               --------------- ---------------
                                                                                 1,358,602,777   1,406,296,598
                                                                               --------------- ---------------
Mortgage loans................................................................   3,982,953,414   3,735,223,658
Real estate:
Held for investment...........................................................       2,232,886       7,622,093
Held for sale.................................................................       7,268,667              --
Policy loans..................................................................   2,582,689,942   2,479,576,536
Cash..........................................................................     497,089,792       6,435,859
Short-term investments........................................................       9,141,075      45,303,884
Other invested assets.........................................................      18,933,926      20,157,202
Accounts receivable--investment sales.........................................       2,007,281              --
                                                                               --------------- ---------------
       Total cash and invested assets.........................................  30,429,399,882  28,731,218,095
Premiums deferred and uncollected.............................................      76,531,174      80,046,698
Investment income due and accrued.............................................     463,443,521     458,964,734
Federal and foreign income tax recoverable (including from affiliates)........     374,533,470     327,768,105
Other assets..................................................................      10,526,881      11,371,956
Assets held in separate accounts..............................................     743,561,231     802,772,293
                                                                               --------------- ---------------
       Total admitted assets.................................................. $32,097,996,159 $30,412,141,881
                                                                               =============== ===============

                                                                                    2002            2001
                                 LIABILITIES                                   --------------- ---------------
Aggregate reserves for life policies and contracts............................ $20,243,619,874 $18,858,843,505
Liability for deposit type contracts..........................................   5,782,340,683   5,307,569,397
Policy and contract claims....................................................     107,546,053     107,521,930
Policyholders' dividend accumulations.........................................       6,332,020       6,360,955
Dividends to policyholders payable in the following year......................     690,774,594     670,486,761
Advance premiums, deposits and other policy and contract liabilities..........     215,168,947     201,777,897
Interest maintenance reserve..................................................      54,510,481      35,401,540
Commissions payable...........................................................      95,383,528      71,685,922
Federal income taxes (including payable to affiliates)........................     126,075,065     140,131,062
Employee and agent benefits...................................................     135,833,899     133,637,793
Other liabilities.............................................................     361,822,558     373,949,733
Liabilities related to separate accounts......................................     630,626,759     671,039,515
Asset valuation reserve.......................................................     337,367,534     609,736,146
                                                                               --------------- ---------------
       Total liabilities......................................................  28,787,401,995  27,188,142,156
                                                                               --------------- ---------------

                             CAPITAL AND SURPLUS

Common stock, $100 par value; 30,000 shares authorized, issued and outstanding       3,000,000       3,000,000
Paid-in surplus...............................................................      21,846,419      21,846,419
Unassigned surplus............................................................   3,285,747,745   3,199,153,306
                                                                               --------------- ---------------
       Total capital and surplus..............................................   3,310,594,164   3,223,999,725
                                                                               --------------- ---------------
       Total liabilities, capital and surplus................................. $32,097,996,159 $30,412,141,881
                                                                               =============== ===============

  The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Operations--Statutory Basis
For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

                                                                                2002            2001
                                                                           --------------  --------------
Income:
   Premiums and annuity considerations.................................... $3,227,781,507  $2,976,450,659
   Net investment income..................................................  2,034,561,434   1,963,403,393
   Considerations for supplementary contracts with life contingencies.....      8,393,418       7,678,737
   Separate account net gain from operations excluding unrealized capital
     gains and losses.....................................................      2,033,780       2,050,997
   Income from fees associated with investment management,
     administration and contract guarantees from separate accounts........      7,042,006       6,872,320
   Other..................................................................     14,978,159       8,579,914
                                                                           --------------  --------------
                                                                            5,294,790,304   4,965,036,020
                                                                           --------------  --------------
Benefits and other expenses:
   Death benefits.........................................................    694,797,769     663,142,822
   Surrender benefits and other fund withdrawals..........................    685,153,559     736,281,841
   Other benefits and claims..............................................    492,845,006     438,598,793
   Payments on supplementary contracts with life contingencies............      6,897,190       6,547,458
   Net transfers to separate accounts.....................................     75,808,035     113,973,225
   Increase in policy and contract reserves...............................  1,384,776,369   1,136,842,700
   Commissions............................................................    278,302,504     239,025,220
   General insurance expenses.............................................    548,428,338     539,983,823
   Taxes, licenses and fees...............................................     57,910,028      54,735,037
                                                                           --------------  --------------
                                                                            4,224,918,798   3,929,130,919
                                                                           --------------  --------------
Net gain from operations before dividends to policyholders and federal and
  foreign income taxes....................................................  1,069,871,506   1,035,905,101
Dividends to policyholders................................................    680,716,854     662,441,266
                                                                           --------------  --------------
Net gain from operations before federal and foreign income taxes..........    389,154,652     373,463,835
Federal and foreign income taxes incurred (excluding capital gains).......    201,978,490     153,611,131
                                                                           --------------  --------------
Net gain from operations before net realized capital losses...............    187,176,162     219,852,704
Net realized capital losses less capital gains tax of ($16,178,012) and
  $3,357,483 (excluding taxes of $17,938,633 and $12,594,785) transferred
  to the IMR in 2002 and 2001, respectively...............................   (239,956,496)     (8,459,897)
                                                                           --------------  --------------
       Net (loss) income.................................................. $  (52,780,334) $  211,392,807
                                                                           ==============  ==============


  The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Changes in Capital and Surplus--Statutory Basis
For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

                                                                 2002            2001
                                                            --------------  --------------
Common stock:
   Balance at beginning and end of year.................... $    3,000,000  $    3,000,000
                                                            --------------  --------------
Paid-in surplus:...........................................
   Balance at beginning and end of year....................     21,846,419      21,846,419
                                                            --------------  --------------
Unassigned surplus:
   Balance at beginning of year............................  3,199,153,306   3,034,472,142
   Net (loss) income.......................................    (52,780,334)    211,392,807
   Net unrealized capital losses...........................   (122,371,111)   (186,948,834)
   Change in nonadmitted assets............................   (204,769,771)    (90,021,230)
   Change in asset valuation reserve.......................    272,368,612     (88,180,837)
   Dividends to stockholder (parent company)...............       (480,000)       (480,000)
   Other changes in surplus in separate accounts statement.    (13,540,855)    (17,229,235)
   Change in net deferred income tax.......................    177,536,797      94,430,615
   Cumulative effect of changes in accounting principles...             --     225,929,299
   Change in provision for class action settlement amounts.     30,631,101      15,788,579
                                                            --------------  --------------
   Balance at end of year..................................  3,285,747,745   3,199,153,306
                                                            --------------  --------------
       Total capital and surplus........................... $3,310,594,164  $3,223,999,725
                                                            ==============  ==============

  The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Statements of Cash Flows--Statutory Basis
For the Years Ended December 31, 2002 and 2001
--------------------------------------------------------------------------------

                                                                                 2002             2001
                                                                           ---------------  ---------------
Cash from operations:
   Premiums and annuity considerations.................................... $ 3,247,980,068  $ 3,001,046,078
   Other premiums, considerations and deposits, allowances and reserve
     adjustments and other income.........................................      17,656,461       20,328,097
   Investment income received (excluding realized gains/losses and net
     of investment expenses)..............................................   2,030,819,749    1,959,327,372
   Life and accident and health benefits paid.............................    (724,604,720)    (689,330,979)
   Surrender benefits and other fund withdrawals paid.....................    (685,153,559)    (736,281,841)
   Other benefits to policyholders paid...................................    (442,863,662)    (409,539,055)
   Commissions, other expenses and taxes paid (excluding federal
     income taxes)........................................................    (834,740,272)    (813,261,051)
   Dividends to policyholders paid........................................    (660,457,956)    (643,934,452)
   Federal and foreign income taxes paid (excluding tax on capital gains).    (201,967,843)    (107,067,749)
   Other operating expenses paid..........................................     (23,993,929)     (42,420,131)
   Net transfer from separate accounts....................................     (72,798,548)    (119,560,305)
                                                                           ---------------  ---------------
          Net cash from operations........................................   1,649,875,789    1,419,305,984
                                                                           ---------------  ---------------
Cash from investments:
   Proceeds from investments sold, matured or repaid:
       Bonds..............................................................   2,843,415,140    1,989,364,694
       Stocks.............................................................      83,616,194       76,767,090
       Real estate........................................................         474,920               --
       Mortgage loans.....................................................     417,526,073      142,588,732
       Other invested assets..............................................      10,204,537       40,207,513
       Other proceeds.....................................................      (9,697,012)       2,593,068
       Net (losses) gains on cash and short-term investments..............          (1,374)          43,982
                                                                           ---------------  ---------------
          Total investment proceeds.......................................   3,345,538,478    2,251,565,079
       Tax on capital gains...............................................      15,416,299       19,019,481
                                                                           ---------------  ---------------
          Total cash from investments.....................................   3,330,122,179    2,232,545,598
                                                                           ---------------  ---------------
   Cost of investments acquired (long-term only):
       Bonds..............................................................   3,878,603,528    2,937,904,259
       Stocks.............................................................     331,388,019      429,211,965
       Mortgage loans.....................................................     654,215,520      638,603,596
       Real estate........................................................       2,900,000               --
       Other..............................................................      42,678,595      (15,449,544)
                                                                           ---------------  ---------------
          Total investments acquired......................................   4,909,785,662    3,990,270,276
                                                                           ---------------  ---------------
   Increase in policy loans and premium notes.............................     103,945,475      130,666,991
                                                                           ---------------  ---------------
          Net cash used in investments....................................  (1,683,608,958)  (1,888,391,669)
                                                                           ---------------  ---------------
   Cash from financing and miscellaneous sources:
       Deposit type contracts, net........................................     128,860,290      104,840,546
       Other cash provided................................................     370,678,119      347,951,944
       Dividends to stockholders paid.....................................        (480,000)        (480,000)
       Other applications, net............................................     (10,834,116)      (4,634,490)
                                                                           ---------------  ---------------
          Net cash from financing and miscellaneous sources...............     488,224,293      447,678,000
                                                                           ---------------  ---------------
   Net change in cash and short-term investments..........................     454,491,124      (21,407,685)
   Cash and short-term investments, beginning of year.....................      51,739,743       73,147,428
                                                                           ---------------  ---------------
   Cash and short-term investments, end of year........................... $   506,230,867  $    51,739,743
                                                                           ===============  ===============

  The accompanying notes are an integral part of these financial statements.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------

1.  Nature of Business Operations

   State Farm Life Insurance Company (the Company) is a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company (SFMAIC). The Company is licensed in 47 states, as well as the District of Columbia. The Company is also licensed in Canada for the provinces of Alberta, New Brunswick and Ontario. The Company primarily markets individual life and annuity products through an exclusive independent contractor agency force. Individual life insurance products include traditional whole life, universal life, term insurance and variable universal life contracts which together account for approximately 84% of premium revenue. Individual annuity products including variable annuity contracts account for an additional 14%. The Company also writes small amounts of group credit life and employee group life.

   The insurance industry is highly regulated and deals in contractual obligations. As such, the industry is subject to the risk of changes resulting from legislative enactments, legal interpretations and regulatory actions not anticipated in pricing the product.

2.  Summary of Significant Accounting Practices

   The accompanying financial statements have been prepared principally for filing with regulatory agencies and as such are prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois (statutory accounting practices).

   Prescribed statutory accounting practices include the National Association of Insurance Commissioners (NAIC) "Accounting Practices and Procedures Manual"--Effective January 1, 2001, which reflects the NAIC's adoption of the Codification of Statutory Accounting Principles (Codification), as well as state laws, regulations and general administrative rules. Permitted statutory accounting practices encompass all accounting practices not so prescribed when such practices are approved by the insurance department of the insurer's state of domicile. The Company does not use any significant permitted practices.

   The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the dates of the financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from those estimates.

   Significant statutory accounting practices include:

   A. Investments

      Bonds and stocks are stated at values prescribed by the NAIC. Investment grade bonds not backed by other loans are stated at amortized cost using the modified scientific method. Below investment grade bonds not backed by other loans are stated at the lower of amortized cost using the modified scientific method or fair value. Preferred stocks are stated at cost unless the stock is of lower quality, then it is stated at the lower of cost or fair value. Common stocks, other than investment in subsidiary, are stated at fair value. Under Generally Accepted Accounting Principles (GAAP), equity securities that have readily determinable fair values and debt securities would be classified into three categories: held-to-maturity, trading and available-for-sale. Held-to-maturity securities would be reported at amortized cost. Trading securities would be reported at fair value, with unrealized gains and losses included in earnings. Available-for-sale securities would be reported at fair value, with unrealized gains and losses, net of applicable taxes, reported in a separate component of unassigned surplus.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


      Single class and multi-class mortgage-backed/asset-backed securities are stated at amortized cost using the modified scientific method including anticipated prepayments at the date of purchase. Significant changes in estimated cash flows from the original purchase assumptions are accounted for using the retrospective method. Prepayment assumptions for single class and multi-class mortgage-backed/assets-backed securities are obtained from FT Interactive Data and Bloomberg. The Company uses prices provided by FT Interactive Data and Royal Trust in determining the fair value of its loan-backed securities.

      Mortgage loans on real estate, including mezzanine real estate loans, are stated at either the outstanding principal balance for loans originated by the Company or amortized cost for loans purchased by the Company. Cash receipts and interest income on impaired loans are deposited and accounted for as they are received. Impaired loans and interest income on restructured impaired loans are evaluated to determine if the accrued interest is collectible. If deemed collectible, accrued interest on impaired loans is recorded as investment income due and accrued. Any due and accrued investment income that is 180 days past due and collectible is also reported as a non-admitted asset. If the accrued interest is not collectible, it is written off and no further interest is accrued. The Company had no voluntary reserves for mortgage loans, in excess of those established for the asset valuation reserve, at December 31, 2002 or 2001.

      Investments in real estate and property acquired in satisfaction of debt are valued at depreciated cost, less encumbrances. The Company uses straight-line depreciation for these real estate holdings with lives varying between residential and non-residential properties. Accumulated depreciation on such real estate was $12,434,164 and $12,286,564 at December 31, 2002 and 2001, respectively.

      Policy loans are stated at the aggregate of unpaid loan balances, which are not in excess of cash surrender values of related policies.

      Short-term investments are stated at amortized cost, which approximates fair value. The Company has ownership interests in joint ventures, partnerships, and limited liability companies. The Company carries these interests based on the underlying GAAP equity of the investee.

      Investment in a wholly-owned subsidiary is carried at its statutory net equity. Under GAAP reporting, all majority-owned subsidiaries would be consolidated. The net change in unrealized gain or loss of the wholly-owned subsidiary for the years ended December 31, 2002 and 2001, as reflected in unassigned surplus, is $187,524 and $192,086, respectively.

      Investment income is recorded when earned. Due and accrued investment income that is 90 days past due is excluded from unassigned surplus. No investment income that is 90 days past due is excluded from unassigned surplus for both 2002 and 2001. Realized gains and losses on sale or maturity of investments are determined by the specific identification methods.

      Aggregate unrealized capital gains and losses are credited or charged directly to unassigned surplus net of deferred income taxes.

      For any decline in the fair value of a bond, common stock, preferred stock, or mortgage loan that is considered to be other than temporary, a valuation adjustment is made to reduce the cost of the asset to fair value and is recognized as a realized capital loss. During 2002, the Company realized capital losses of $144.4 million on bonds, $49 million on common stock, $2.7 million on mortgage loans and $105 thousand on preferred stock due to other than temporary declines in the fair value. During 2001, the Company had no realized capital losses due to other than temporary declines in fair value.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   B. Derivative Instruments

      During 2002, the Company was involved in a transaction to sell a portion of its commercial loan portfolio through a commercial mortgage-backed security (CMBS) pool. Forward contracts were used to hedge movements in the U.S. Treasury yield curve, which in turn affected the pricing of the CMBS offering. The transactions were closed in the second quarter of 2002. The net gain, including expenses, recorded within the 2002 Statements of Operations for the hedge and sale amounted to $3.5 million. There were no derivative transactions outstanding at December 31, 2002 and 2001.

   C. Premiums Deferred and Uncollected

      Premiums deferred and uncollected represent modal premiums, either due directly from policyholder and uncollected or not yet due, where policy reserves have been provided on the assumption that the full premium for the current policy year has been collected. Also, where policy reserves have been provided on a continuous premium assumption, premiums uncollected are similarly defined.

   D. Aggregate Reserves for Life Policies and Contracts

      Policy reserves on life insurance are based on statutory mortality and interest rate requirements and are computed using principally net level and modified preliminary term methods with interest rates ranging primarily from 2.5% to 5.5%. The use of a modified reserve basis partially offsets the effect of immediately expensing policy acquisition costs. Policy reserves on annuities are based on statutory mortality and interest requirements with interest rates ranging primarily from 2% to 8%. Under GAAP, reserves are based on mortality, lapse, withdrawal and interest rate assumptions that are based on Company experience.

   E. Policyholders' Dividends

      All of the Company's life insurance business is written on the participating basis. The amount of dividends to be paid to policyholders is determined annually by the Company's Board of Directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity, and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by the Company. Amounts declared and estimated to be payable to policyholders in the forthcoming year have been included in the accompanying financial statements as a liability based on approved dividend scales. Under GAAP, dividends are anticipated and may be considered as a planned contractual benefit when computing the value of future policy benefits. For the years ended December 31, 2002 and 2001, respectively, premiums under individual and group life participating policies were $2,761,406,711 and $2,584,598,017 or 100% of total individual and group life premiums earned. The Company's Statements of Operations for 2002 and 2001 includes $680,716,854 and $662,441,266 of policyholder dividends, respectively.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   F. Federal and Foreign Income Taxes

      The Company files a consolidated federal income tax return with the following companies:

   State Farm Mutual Automobile        State Farm Indemnity Company (SFIC)
     Insurance Company (SFMAIC)        State Farm Lloyds, Inc.
   State Farm International Services,
     Inc. (SFISI)                      State Farm Lloyds (SFL)
   State Farm Fire and Casualty        State Farm Investment Management
     Company (SFFCC)                     Corp. (SFIMC)
   State Farm Annuity and Life         State Farm VP Management Corp.
     Insurance Company (SFALIC)          (SFVPMC)
                                       State Farm Florida Insurance
                                         Company (SFFIC)
   State Farm Life and Accident        State Farm Funding Corp.
     Assurance Company (SFLAAC)        State Farm Investor Services
                                         (Canada) Holding
   AmberJack, Ltd.                       Company (SFIS Canada)
   State Farm General Insurance        Insurance Placement Services, Inc.
     Company (SFGIC)                     (IPSI)
   Fiesta Jack, Ltd.                   State Farm Bank, FSB (SFBFSB)
   Texas IPSI, Inc.                    West Virginia IPSI, Inc.
   Alabama IPSI, Inc.

      The consolidated federal income tax liability is apportioned to each company in accordance with an agreement authorized by each Company's Board of Directors or Underwriters. The allocation is based upon separate return calculations for regular and alternative minimum tax with current credit for net losses and tax credits. Intercompany federal income tax balances are settled as follows: 1) intercompany federal income tax receivables and payables which relate to the current tax year will be settled within ninety
   (90) days; 2) any refunds of federal income tax will be settled within sixty
   (60) days of receipt of the refund; and 3) any payments of federal income tax due will be settled within sixty (60) days of payment of the tax due. Changes in prior year tax liability may result in reallocation of prior year tax.

      The reporting of federal and foreign income taxes under Codification is similar to the reporting requirements under GAAP except for the following differences. Under Codification, the calculation of state income taxes incurred is limited to taxes due on the current year's taxable income and any adjustments due to changes in prior year returns. Therefore, deferred state income taxes are not recorded. Furthermore, the estimate of the current state income tax expense is not a component of income taxes incurred. Instead, current state income tax is reported as a component of general expenses and is an element of pre-tax book income. Under GAAP, Statement of Financial Accounting Standards (SFAS) 109 contains a requirement to reduce the amount of deferred tax assets (DTAs) by a valuation allowance if it is more likely than not that some portion of the deferred tax asset will not be realized. No such provision is required by Codification. Instead, Codification requires that the gross DTA be subject to an admissibility test. The admissibility test has three parts. The first two parts determine the portion of the gross DTA that can be reduced to cash or result in a reduction of future cash taxes. The third part of the test permits admission of gross DTAs to the extent of gross deferred tax liabilities (DTLs). Overall, the test limits the net admitted DTA to the sum of 10% of a modified surplus amount plus taxes subject to recovery via loss carryback for the current year and the immediately prior year. Any changes in DTAs and DTLs are to be recognized as a separate component of the change in unassigned surplus. Therefore, changes in the DTAs and DTLs will not be included in current year income. This differs from GAAP, which reports the change in deferred income taxes (deferred tax provision) as a component of the total tax provision (sum of federal, state, and foreign, current and deferred) rather than as a direct adjustment to unassigned surplus.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   G. Pension Plans and Other Postretirement Benefits

   Pension Plans

      SFMAIC sponsors two qualified defined benefit plans covering substantially all of the Company's employees. One plan is for the United States employees and the other is for the Canadian employees. For the United States plan, SFMAIC's funding policy is to contribute (1) at least the current service cost on a current basis and to fund any unfunded liabilities over the appropriate period and (2) not more than the maximum amount that may be deducted for federal income tax purposes. For the Canadian plan, the SFMAIC's funding policy is to comply with the funding requirements in Canada and the United States requirements for foreign plans. Contributions are allocated among participating companies based on Plan provisions.

      Under GAAP, periodic net pension expense would be based on the cost of incremental benefits for employee service during the period, interest on the projected benefit obligation, actual return on plan assets and amortization of actuarial gains and losses rather than based on the funding policy. Under Codification, statutory accounting adopts a similar actuarial approach to estimate pension costs; however, costs related to non-vested participants are excluded.

   Other Postretirement Benefits

      The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans.

      As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years.

      Under GAAP, an additional accrual would be required for the estimated cost of the potential benefit obligation under the plans for active, but not yet eligible, employees, agents, and their dependents.

   H. Interest Maintenance Reserve and Asset Valuation Reserve

      The Interest Maintenance Reserve (IMR) and Asset Valuation Reserve (AVR) are maintained in accordance with requirements prescribed by the NAIC. Under the IMR, realized investment gains and losses, net of tax, attributable to interest rate changes on short-term and long-term fixed income investments are deferred and held in the IMR account. Such gains and losses are then amortized over the remaining original maturity of the investment sold and are reflected in the Company's Statements of Operations.

      The AVR provides a reserve for credit related and equity risks in a broad range of invested assets including bonds, stocks, mortgage loans, real estate, and other invested assets. Changes in the AVR are charged or credited directly to the unassigned surplus. The IMR and AVR are not calculated under GAAP.

   I. Separate Accounts

      The Company has established individual variable life and individual variable annuity separate accounts as unit investment trusts registered with the Securities and Exchange Commission under the Investment

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------

   Company Act of 1940 and issues individual variable universal life and individual variable annuity contracts. A separate account is an accounting entity segregated as a discrete operation within an insurance company. Deposits received in connection with these contracts are placed in the Company's separate accounts and general accounts within certain limits.

      Assets held in separate accounts under variable life and variable annuity contracts are invested as designated by the contract holder in shares of mutual funds offered by the State Farm Variable Product Trust which funds are managed either by the Company or by an outside manager.

      Separate account assets are reported at market value and liabilities are recorded at amounts equal to assets. Except for rights of the Company as a result of surplus contributions made to the separate accounts, contract holders are the only persons having rights to any assets in the separate accounts or to income arising from such assets.

   J. Recognition of Premiums and Annuity Considerations and Related Expenses

      Premiums and annuity considerations are recognized as income over the premium paying period of the policies. Acquisition costs, such as commissions and other costs related to the new business, are expensed as incurred. Contracts that permit the insured to change the amount and timing of premium payments, such as universal life products, are recorded as revenue when received. Under GAAP, the premiums for universal life contracts are recorded as increases to liabilities and revenue is recognized as mortality and other assessments are made to the policyholders. Additionally, acquisition costs under GAAP are capitalized and amortized over the policy period.

   K. Nonadmitted Assets

      Certain assets designated as "nonadmitted" assets, principally non-admitted deferred income tax assets, aggregating $661,204,903 and $456,435,132 at December 31, 2002 and 2001, respectively, are not recognized by statutory accounting practices. These assets are excluded from the balance sheet, and the net change in such assets is charged or credited directly to unassigned surplus. Under GAAP, such assets would be recognized at the lower of cost or net realizable value.

   L. Foreign Exchange

      Foreign assets and liabilities stated in functional currencies are combined with domestic assets and liabilities stated in U.S. dollars. A translation adjustment for the excess of the Company's foreign assets over its foreign liabilities is recognized as a net liability. Under GAAP, the translation of functional currencies to U.S. dollars for assets and liabilities would be required prior to combination with domestic assets and liabilities.

   M. Stockholder Dividends

      The maximum amount of dividends that can be paid by State of Illinois insurance companies to shareholders without the prior approval of the Insurance Commissioner is subject to restrictions relating to statutory surplus and net income.

   N. Agent Termination Benefits

      The Company provides termination benefits for its independent contractor agency force subject to service and age eligibility requirements as defined in agents' contracts. Liabilities are recorded based on the

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------

   actuarial present value of benefits attributed to the agent according to the Company's termination payment formula at the time eligibility requirements are met.

   O. Guaranty Fund Assessments

      As of December 31, 2002 and 2001, liabilities of $9,725,005 and $8,794,286, respectively, have been recorded for guaranty fund assessments. In addition, assets of $1,022,943 and $2,449,881 for premium tax offsets have been established for December 31, 2002 and 2001, respectively, based on guaranty fund assessments paid. These amounts represent assets and liabilities recorded for all states in which the Company operates.

The preceding discussion highlights the significant variances between the statutory accounting practices followed by the Company and GAAP. The effect of these differences has not been determined, but is presumed to be material.

3.  Bonds and Other Debt Securities

   The amortized cost and estimated market values of investments in debt securities, including short-term investments, are as follows (in thousands):

                                                               December 31, 2002
                                                 ---------------------------------------------
                                                               Gross      Gross     Estimated
                                                  Amortized  Unrealized Unrealized   Market
                                                    Cost       Gains      Losses      Value
                                                 ----------- ---------- ---------- -----------
U.S. treasury securities and obligations of U.S.
  government corporations and agencies.......... $ 8,188,499 $  760,603 $    (228) $ 8,948,874
Obligations of states and political
  subdivisions..................................     182,375     15,280      (304)     197,351
Debt securities issued by foreign
  governments...................................     512,794     34,557        (4)     547,347
Corporate bonds and other.......................  13,093,953  1,180,207   (70,003)  14,204,157
                                                 ----------- ---------- ---------  -----------
   Totals....................................... $21,977,621 $1,990,647 $ (70,539) $23,897,729

                                                 =========== ========== =========  ===========

                                                               December 31, 2001
                                                 ---------------------------------------------
                                                               Gross      Gross     Estimated
                                                  Amortized  Unrealized Unrealized   Market
                                                    Cost       Gains      Losses      Value
                                                 ----------- ---------- ---------- -----------
U.S. treasury securities and obligations of U.S.
  government corporations and agencies.......... $ 7,759,774 $  567,386 $  (6,232) $ 8,320,928
Obligations of states and political
  subdivisions..................................      94,475      4,035      (507)      98,003
Debt securities issued by foreign
  governments...................................     477,310     22,424      (435)     499,299
Corporate bonds and other.......................  12,744,347    500,834  (111,446)  13,133,735
                                                 ----------- ---------- ---------  -----------
   Totals....................................... $21,075,906 $1,094,679 $(118,620) $22,051,965
                                                 =========== ========== =========  ===========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   The amortized cost and estimated market value of debt securities by contractual maturity are shown below (in thousands). Expected maturities will differ from contractual maturity because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                   December 31, 2002
                                                -----------------------
                                                             Estimated
                                                 Amortized    Market
                                                   Cost        Value
                                                ----------- -----------
         Due in one year or less............... $ 1,938,079 $ 1,999,303
         Due after one year through five years.   4,148,942   4,529,140
         Due after five years through ten years   8,105,314   8,916,198
         Due after ten years...................   7,785,286   8,453,088
                                                ----------- -----------
            Totals............................. $21,977,621 $23,897,729
                                                =========== ===========

   Gross proceeds and realized gains and losses on bonds, including other than temporary impairments, for the years ended December 31, were (in thousands):

                                        2002      2001
                                     ---------  --------
                        Proceeds.... $ 532,540  $516,573
                        Gross gains.    35,701    26,327
                        Gross losses  (144,450)       --

      At December 31, 2002 and 2001, bonds carried at an amortized cost of $1,583,042 and $1,582,292 were on deposit with regulatory authorities, respectively.

4.  Mortgage Loans, Including Mezzanine Real Estate Loans

   The maximum lending rate for commercial mortgage loans was 8.45% and 8.19% for 2002 and 2001, respectively. The minimum lending rate for commercial mortgage loans was 5.70% and 6.81% for 2002 and 2001, respectively. The maximum percentage of any one loan to the value of security at the time of the loan in 2002 and 2001, exclusive of insured or guaranteed mortgages or purchase money mortgages was 88% and 86%, respectively. During 2002, the Company reduced the interest rate by 4.125% of one outstanding mortgage loan, which had a recorded investment of $987,155. During 2001, the Company did not reduce the interest rates of any outstanding mortgage loans. The summary of mortgage loans activity is as follows (in thousands):

                                                                                2002   2001
                                                                               ------ ------
As of December 31, the Company held mortgages with interest more than 180 days
  past due with a recorded investment, excluding accrued interest............. $   -- $1,852
Total interest due on mortgages with interest more than 180 days past due.....     --     56
Taxes, assessments and any amounts advanced and not included in the mortgage
  loan total..................................................................     --     --
Book value of total impaired mortgage loans...................................  2,500  1,852
Book value of impaired loans non-admitted.....................................     --    835
                                                                               ------ ------
       Total statement value of impaired loans................................  2,500  1,017
Average recorded investment in impaired loans.................................  2,500    926
Interest income recognized during the period the loans were impaired..........     --     56
Interest income recognized on a cash basis during the period the loans were
  impaired....................................................................     --     --

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   The total recorded investment in restructured loans was $987,155 and $919,120 as of December 31, 2002 and 2001, respectively. The realized capital losses related to these loans for the years ended December 31, 2002 and 2001 were $1,972,486 and $0, respectively. The Company does not have any contractual commitments to extend credit to debtors owing receivables whose terms have been modified in troubled debt restructurings.

5.  Equity Investments

   The cost and estimated market value in preferred and common stocks and gross unrealized gains and losses from those investments are as follows (in thousands):

                                         December 31, 2002
                            -------------------------------------------
                                         Gross      Gross    Estimated
                                       Unrealized Unrealized  Market
                               Cost      Gains      Losses     Value
                            ---------- ---------- ---------- ----------
        Preferred.......... $    1,128  $     --  $    (284) $      844
        Unaffiliated common  1,437,626   124,263   (211,989)  1,349,900
        Affiliated common..      3,500     4,074         --       7,574

                                         December 31, 2001
                            -------------------------------------------
                                         Gross      Gross    Estimated
                                       Unrealized Unrealized  Market
                               Cost      Gains      Losses     Value
                            ---------- ---------- ---------- ----------
        Preferred.......... $      646  $     --  $    (231) $      415
        Unaffiliated common  1,300,679   219,201   (121,616)  1,398,264
        Affiliated common..      3,500     3,887         --       7,387

   Gross realized gains and losses, including other than temporary impairments, consist of the following for the years ended December 31 (in thousands):

                                       2002             2001
                                 ----------------  --------------
                                 Gains    Losses   Gains   Losses
                                 ------ ---------  ------ -------
             Preferred.......... $   -- $    (105) $   -- $    --
             Unaffiliated common  6,191  (116,429)  6,393  (9,927)

   There were no gross realized gains or losses on affiliated common stocks during 2002 and 2001.

6.  Investment in Subsidiary

   SFALIC, a company authorized to sell life and health insurance, is an affiliate of the Company through direct 100% ownership. SFALIC has conducted no insurance business since its inception. A summary of its financial position as of December 31 and its operating results for the years ended December 31 are noted below (in thousands):

                                            2002   2001
                                           ------ ------
                       Admitted assets.... $7,695 $7,480
                       Liabilities........    121     93
                       Capital and surplus  7,574  7,387
                       Net income.........    188    192

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


7.  Net Investment Income
   The components of net investment income earned by type of investment for the years ended December 31, were as follows (in thousands):

                                                          2002        2001
                                                       ----------  ----------
 Bonds................................................ $1,553,963  $1,510,509
 Mortgage loans, including mezzanine real estate loans    288,060     265,962
 Premium notes, policy loans, and liens...............    175,482     167,013
 Cash and short-term investments......................      6,828       7,487
 Unaffiliated common stocks...........................     23,063      16,896
 Other................................................      5,330      12,225
                                                       ----------  ----------
    Gross investment income...........................  2,052,726   1,980,092
 Investment expenses..................................    (18,015)    (16,468)
 Depreciation.........................................       (150)       (221)
                                                       ----------  ----------
    Net investment income............................. $2,034,561  $1,963,403
                                                       ==========  ==========

8.  Separate Accounts

   Information regarding the Separate Accounts of the Company as of December 31, 2002 and 2001 is as follows (in thousands):

                                                               2002
                                     --------------------------------------------------------
                                       (1)       (2)          (3)           (4)        (5)
                                              Nonindexed
                                              Guarantee    Nonindexed  Nonguaranteed
                                             Less Than or  Guarantee     Separate
                                     Indexed Equal to 4%  More than 4%   Accounts     Total
                                     ------- ------------ ------------ ------------- --------
Premiums, considerations or deposits
  for year ended December 31, 2002..   $--       $--          $--        $158,532    $158,532
Reserves at December 31, 2002:
For accounts with assets at:
   Fair value.......................    --        --           --         591,907     591,907
   Amortized cost...................    --        --                           --          --
                                       ---       ---          ---        --------    --------
       Total reserves...............   $--       $--          $--        $591,907    $591,907
                                       ---       ---          ---        --------    --------
Withdrawal characteristics:
   Subject to discretionary
     withdrawal.....................   $--       $--          $--        $     --    $     --
   With fair value adjustment.......    --        --           --              --          --
   At book value without fair value
     adjustment and with current
     surrender of 5% or more........    --        --           --              --          --
   At fair value....................    --        --           --         575,423     575,423
   At book value without fair value
     adjustment and with current
     surrender charge less than 5%..    --        --           --              --          --
                                       ---       ---          ---        --------    --------
       Subtotal.....................    --        --           --         575,423     575,423
                                       ---       ---          ---        --------    --------
Not subject to discretionary
  withdrawal........................    --        --           --          16,484      16,484
                                       ---       ---          ---        --------    --------
       Total........................   $--       $--          $--        $591,907    $591,907
                                       ===       ===          ===        ========    ========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------



Reconciliation of net transfers to (from) separate accounts (in thousands):
 Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
   Transfers to separate accounts...................................................... $158,901
   Transfers from separate accounts....................................................  (83,084)
                                                                                        --------
   Net transfers to separate accounts..................................................   75,817
                                                                                        --------
Reconciling adjustments:
 Transfers on account of deposit-type contracts........................................       (9)
                                                                                        --------
 Transfers as reported in the Summary of Operations of the Life, Accident and Health
   Annual Statement.................................................................... $ 75,808
                                                                                        ========


                                                              2001
                                    --------------------------------------------------------
                                      (1)       (2)          (3)           (4)        (5)
                                             Nonindexed
                                             Guarantee    Nonindexed  Nonguaranteed
                                            Less Than or  Guarantee     Separate
                                    Indexed Equal to 4%  More than 4%   Accounts     Total
                                    ------- ------------ ------------ ------------- --------
Premiums, considerations or
  deposits for year ended
  December 31, 2001................   $--       $--          $--        $183,284    $183,284
Reserves at December 31, 2001:
For accounts with assets at:
   Fair value......................    --        --           --         629,011     629,011
   Amortized cost..................    --        --                           --          --
                                      ---       ---          ---        --------    --------
       Total reserves..............   $--       $--          $--        $629,011    $629,011
                                      ---       ---          ---        --------    --------
Withdrawal characteristics:
   Subject to discretionary
     withdrawal....................   $--       $--          $--        $     --    $     --
   With fair value adjustment......    --        --           --              --          --
   At book value without fair
     value adjustment and with
     current surrender of 5% or
     more..........................    --        --           --              --          --
   At fair value...................    --        --           --         625,677     625,677
   At book value without fair
     value adjustment and with
     current surrender charge less
     than 5%.......................    --        --           --              --          --
                                      ---       ---          ---        --------    --------
   Subtotal........................    --        --           --         625,677     625,677
                                      ---       ---          ---        --------    --------
   Not subject to discretionary
     withdrawal....................    --        --           --           3,334       3,334
                                      ---       ---          ---        --------    --------
       Total.......................   $--       $--          $--        $629,011    $629,011
                                      ===       ===          ===        ========    ========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   Reconciliation of net transfers to (from) separate accounts (in thousands):

Transfers as reported in the Summary of Operations of the Separate Accounts Statement:
   Transfers to separate accounts..................................................... $184,144
   Transfers from separate accounts...................................................  (70,158)
                                                                                       --------
       Net transfers to separate accounts.............................................  113,986
                                                                                       --------
Reconciling adjustments:
   Transfers on account of deposit-type contracts.....................................      (13)
                                                                                       --------
Transfers as reported in the Summary of Operations of the Life, Accident and Health
  Annual Statement.................................................................... $113,973
                                                                                       ========

9.  Fair Value of Financial Instruments

   The following methods and assumptions were used to estimate the fair value of each significant class of financial instruments for which it is practicable to estimate that value:

   Bonds and Short-term Investments

   Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

   Mortgage Loans

   Fair values were estimated by discounting the future cash flows using the current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

   Preferred Stocks and Unaffiliated Common Stocks

   Fair values were determined by the Securities Valuation Office (SVO) of the NAIC, and were approximated based upon values determined in public exchanges. For issues that were not evaluated by the SVO, fair values were estimated based on prices received from an independent pricing source, market comparables or internal analysis.

   Separate Accounts

   The fair value of the assets held in separate accounts and corresponding liabilities are estimated based on the fair value of the underlying assets.

   Cash

   The carrying amount is a reasonable estimate of fair value.

   Structured Annuity Reserves and Other Similar Items

   Fair values were estimated by discounting future annuity payments at the interest rates in effect at year end for similar contracts.

   Deferred Annuity Reserves

   Fair values were approximated by the amount due to the annuity holder as if the annuity contract was surrendered at year end.

   Advance Premiums

   Fair values were approximated by the amount available to the policyholder for the discounted value of premiums received in advance.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   Settlement Options Without Life Contingencies

   Settlement options without life contingencies are similar to demand deposits. The fair value is the amount payable on demand at year end.

   Policy Loans

   Policy loans have no stated maturity dates and are an integral part of the insurance contract. Accordingly, it is not practicable to estimate a fair value for them.

   The estimated fair values and statement values of the Company's financial instruments as of December 31, were as follows (in thousands):

                                                   2002                    2001
                                          ----------------------- -----------------------
                                                       Statement               Statement
                                          Fair Value     Value    Fair Value     Value
                                          ----------- ----------- ----------- -----------
Financial assets:
   Bonds................................. $23,888,588 $21,968,480 $22,006,661 $21,030,602
   Mortgage loans........................   3,982,953   3,982,953   3,736,051   3,735,224
   Preferred stock.......................         844       1,128         415         646
   Unaffiliated common stock.............   1,349,900   1,349,900   1,398,264   1,398,264
   Cash..................................     497,090     497,090       6,436       6,436
   Short-term investments................       9,141       9,141      45,304      45,304
   Separate accounts.....................     743,561     743,561     802,772     802,772
Financial liabilities:
   Structured annuity reserves and other
     similar items....................... $   513,191 $   464,295 $   462,883 $   447,113
   Deferred annuity reserves.............   3,267,787   3,302,103   3,127,768   3,158,485
   Advance premiums......................      51,021      51,518      50,142      50,481
   Settlement options without life.......
   contingencies.........................   1,197,582   1,197,582   1,005,119   1,005,119
   Separate accounts.....................     630,627     630,627     671,040     671,040

10.  Life Reserves

   A. Life Contracts and Deposit-Type Contracts

      The Company waives deduction of deferred fractional premiums upon death of an insured and returns any portion of the final premium beyond the date of death. Surrender values are not promised in excess of the legally computed reserves. Policies subject to an extra premium because the insured is placed in a special rating class are valued as follows:

     Premium-paying Policies

        If the nonforfeiture values provided by such policy are computed on the same basis as for standard risks, or if no nonforfeiture values are provided, reserves are based on a substandard mortality table or are equal to the sum of the mean reserve for a similar standard policy and the unearned extra premium. If the nonforfeiture values provided by such policy are based on a substandard mortality table, reserves are maintained according to the same table.

     Paid-up Policies

        For whole life policies that are known to have been based on a substandard mortality table, the reserves are those based on the same substandard table. As of December 31, 2002 and 2001, the Company

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------

     had $67,837,872,319 and $58,442,377,696, respectively, of insurance in force for which the gross premiums are less than the net premiums according to the standard valuation set by the state of Illinois. Reserves to cover the above insurance totaled the gross amount of $66,479,379 and $60,622,438 at December 31, 2002 and 2001, respectively. The insurance amount does not include insurance on policies for which deficiency reserves are either exempted or calculated to be zero on a seriatim basis.

      Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formulas used in accordance with the NAIC Annual Statement Instructions. Tabular interest on deposit funds not involving life contingencies is determined as a balance item where interest is included in other items at appropriate rates and adjustments due to changes in valuation basis or other increases have been reflected.

   B. Annuity Actuarial Reserves and Deposit Liabilities by Withdrawal Characteristics

      Annuity Actuarial Reserves and Deposit Type Contract Funds and Other Liabilities Without Life or Disability Contingencies by Withdrawal Characteristics as of December 31, 2002 and 2001 are as follows (in thousands):

                                                                                2002
                                                                       -----------------------
                                                                                   Percentage
                                                                         Amount     of Total
                                                                       ----------- -----------
Subject to discretionary withdrawal:
   With fair value adjustment......................................... $        --          --
   At book value less surrender charge of 5% or more..................     794,560         7.7
   At fair value......................................................          --          --
                                                                       ----------- -----------
       Subtotal.......................................................     794,560         7.7
                                                                       ----------- -----------
   At book value without adjustment (minimal or no charge or
     adjustment)......................................................   8,286,752        80.8
Not subject to discretionary withdrawal...............................   1,174,896        11.5
                                                                       ----------- -----------
       Total (gross).................................................. $10,256,208       100.0
                                                                       =========== ===========
Reinsurance ceded.....................................................          --
                                                                       -----------
       Total (net)*................................................... $10,256,208
                                                                       ===========
As reported in the Life, and Accident and Health Annual Statement:
   Annuities, total (net).............................................             $ 3,932,987
   Supplementary contracts with life contingencies, total (net).......                  61,496
   Disability--active lives (net).....................................                     626
   Disability--disabled lives (net)...................................                   1,528
   Deposit-type contracts.............................................               5,782,341
                                                                                   -----------
       Subtotal.......................................................               9,778,978
                                                                                   -----------
As reported in the Separate Accounts Annual Statement:
   Annuities, total (net).............................................                 477,230
   Supplementary contracts, total.....................................                      --
   Policyholder dividend and coupon accumulations.....................                      --
   Policyholder premiums..............................................                      --
   Guaranteed interest contracts......................................                      --
   Other contract deposit funds.......................................                      --
                                                                                   -----------
       Subtotal.......................................................                 477,230
                                                                                   -----------
       Total annuity actuarial reserves and deposit-type contract
         liabilities..................................................             $10,256,208
                                                                                   ===========

   -----
   *Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


                                                                               2001
                                                                       ---------------------
                                                                                  Percentage
                                                                         Amount    of Total
                                                                       ---------- ----------
Subject to discretionary withdrawal:
   With fair value adjustment......................................... $       --         --
   At book value less surrender charge of 5% or more..................    712,714        7.4
   At fair value......................................................         --         --
                                                                       ---------- ----------
       Subtotal.......................................................    712,714        7.4
                                                                       ---------- ----------
   At book value without adjustment (minimal or no charge or
     adjustment)......................................................  7,805,628       81.2
Not subject to discretionary withdrawal...............................  1,097,322       11.4
                                                                       ---------- ----------
       Total (gross).................................................. $9,615,664      100.0
                                                                       ========== ==========
Reinsurance ceded.....................................................         --
                                                                       ----------
       Total (net)*................................................... $9,615,664
                                                                       ==========
As reported in the Life, and Accident and Health Annual Statement:
   Annuities, total (net).............................................            $3,734,017
   Supplementary contracts with life contingencies, total (net).......                57,182
   Disability--active lives (net).....................................                   590
   Disability--disabled lives (net)...................................                 1,615
   Deposit-type contracts.............................................             5,307,569
                                                                                  ----------
       Subtotal.......................................................             9,100,973
                                                                                  ----------
As reported in the Separate Accounts Annual Statement:................
   Annuities, total (net).............................................               514,593
   Supplementary contracts, total.....................................                    --
   Policyholder dividend and coupon accumulations.....................                    --
   Policyholder premiums..............................................                    --
   Guaranteed interest contracts......................................                    --
   Other contract deposit funds.......................................                    98
                                                                                  ----------
       Subtotal.......................................................               514,691
                                                                                  ----------
       Total annuity actuarial reserves and deposit-type contract
         liabilities..................................................            $9,615,664
                                                                                  ==========

--------
* Reconciliation of total annuity actuarial reserves and deposit fund liabilities.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   C. Premium and Annuity Considerations Deferred and Uncollected

      Deferred and uncollected life insurance premiums and annuity considerations as of are as follows (in thousands):

                                               December 31, 2002 December 31, 2001
                                               ----------------- -----------------
                                                        Net of            Net of
                                                Gross   Loading   Gross   Loading
                                               -------  -------  -------  -------
 Industrial................................... $    --  $    --  $    --  $    --
 Ordinary new business........................     586      350      686      413
 Ordinary renewal.............................  89,282   71,936   93,696   75,518
 Annuity new business.........................      --       --       --       --
 Annuity renewal..............................       6        5        7        6
 Credit life..................................     144      144      149      149
 Group life...................................   4,096    4,096    3,961    3,961
 Group annuity................................      --       --       --       --
                                               -------  -------  -------  -------
    Total..................................... $94,114  $76,531  $98,499  $80,047
                                               =======  =======  =======  =======

11.  Federal Income Taxes

   The components of the net deferred tax assets (liabilities) at December 31, 2002 and 2001 are as follows (in thousands):

                                                       2002       2001
                                                    ----------  --------
      Total of all deferred tax assets (admitted
        and nonadmitted)........................... $1,059,741  $863,168
      Total of all deferred tax liabilities........    (29,318)  (83,465)
      Total deferred tax assets nonadmitted in
        accordance with SSAP No. 10................    655,972   452,454
      Total net deferred tax assets................    374,451   327,249
      Increase (decrease) in deferred tax assets
        nonadmitted................................    203,518    89,542

   There were no unrecognized deferred tax liabilities.

   The components of incurred income tax expense are as follows (in thousands):

                                                        2002     2001
                                                      -------- --------
        Current income taxes incurred consist of the
          following major components:
        Current income tax expense................... $183,740 $155,262
        Foreign taxes and foreign tax credits........    1,639    1,541
        Adjustments to prior year taxes..............   16,599   (3,192)
                                                      -------- --------
           Income tax incurred.......................  201,978  153,611
        Tax on capital gains.........................    1,761   15,952
                                                      -------- --------
           Total income taxes incurred............... $203,739 $169,563
                                                      ======== ========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   The main components of the December 31, 2002 and 2001 deferred tax amounts resulting from book to tax differences are as follows (in thousands):

                                                             2002       2001     Change
                                                          ----------  --------  --------
DTAs:
   Reserves.............................................. $  311,909  $291,799  $ 20,110
   Deferred acquisition costs............................    268,804   255,660    13,144
   Apportioned dividends.................................    241,771   234,670     7,101
   Basis of bonds........................................     29,234        --    29,234
   Unrealized capital losses.............................     68,438        --    68,438
   Agent and employee term pay and deferred compensation.     54,763    47,061     7,702
   Other.................................................     84,822    33,978    50,844
                                                          ----------  --------  --------
       Total DTAs........................................  1,059,741   863,168   196,573
                                                          ----------  --------  --------
DTAs nonadmitted.........................................    655,972   452,454   203,518
DTLs:
   Unrealized capital gains..............................         --   (35,515)   35,515
   Deferred premiums.....................................    (28,063)  (29,460)    1,397
   Other.................................................     (1,255)  (18,490)   17,235
                                                          ----------  --------  --------
       Total DTLs........................................    (29,318)  (83,465)   54,147
                                                          ----------  --------  --------
Net deferred tax assets.................................. $  374,451  $327,249  $ 47,202
                                                          ==========  ========  ========

   The effective tax rate (combined income tax incurred and change in deferred taxes) of 31.16% and 33.22% for 2002 and 2001, respectively, differs from the statutory federal income tax rate of 35% due primarily to the impacts of tax-exempt income, IMR amortization, loss from foreign exchange, prior year taxes, foreign taxes and credits, and non-deductible expenses, including meals, penalties, lobbying costs, and spouse travel expenses.

   As of December 31, 2002 and 2001, the Company had no operating loss carrybacks.

   The following are income taxes incurred in the current and prior years, which will be available for recoupment in the event of future net losses (in thousands):

                                 2002 $203,739
                                 2001  169,563
                                 2000  174,046

   The examinations of the Company's federal income tax returns for years prior to 1987 and for 1991 through 1993 have been closed by Internal Revenue Service. The returns for years 1987 through 1990 are open but have no issues that would have a material effect on surplus. At this time, the Internal Revenue Service has decided not to examine 1994 and 1995. Amended returns have been filed for 1994 and 1995. Returns for 1996, 1997, 1998 and 1999 are currently under examination. At this time, there have been no issues raised that would require adjustments which would have a material effect on unassigned surplus. The provision for federal income taxes is based on the Internal Revenue Code of 1986, as amended.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


12.  Benefit Plans

   A. Pension Plans

      The Company is a wholly-owned subsidiary of SFMAIC, which sponsors two qualified defined benefit pension plans (one in the U.S. and one in Canada) covering substantially all the Company's employees. The Company has no legal obligation for benefits under these plans. Pension costs are allocated among participating companies based on Plan provisions. No pension cost was allocated in 2002 or 2001 as the plan was subject to the full funding limitations under the Internal Revenue Code.

      SFMAIC also sponsors several non-qualified defined benefit pension plans (in both the U.S. and Canada) covering selected eligible highly compensated employees. Any benefits arising from these plans are paid from SFMAIC's general assets. The Company has no legal obligation for benefits under these plans. SFMAIC allocates amounts to the Company based on Plan provisions. The Company's share of net expense for these non-qualified plans was $1,944,832 and $4,111,424 for 2002 and 2001, respectively.

   B. Defined Contribution Benefits

      The Company has unfunded deferred compensation plans for certain highly compensated employees and independent contractor agents.

      The Company participates with its affiliates in a qualified defined contribution plan for which substantially all employees are eligible. Benefits provided by the plan are paid from net assets available for plan benefits. The Company's contribution for the plan was $1,489,811 and $3,411,369 for 2002 and 2001, respectively. At December 31, 2002 and 2001, the fair value of plan assets held in trust was $3,841,024,215 and $4,210,665,790.

   C. Other Postretirement Benefits

      The Company and its affiliated insurers currently provide certain health care and life insurance benefits pursuant to plans sponsored by its parent, SFMAIC. Eligible former employees, eligible former agents, and their eligible dependents currently may participate in these plans. For United States employees and agents, health care benefits generally include comprehensive medical coverage. For Canadian employees and agents, the health care benefits provided by the Company supplement those provided by the Canadian government.

      As a result of the policy promulgated by the NAIC concerning the treatment of certain postretirement benefits, beginning in 1993, the Company changed its method of accounting for the costs of the potential health care and life insurance benefits provided to post-career associates to the accrual method, and elected to amortize its transition obligation attributable to these potential benefits over twenty years. The Company's share of the remaining transition obligation for these potential benefits was $28,765,769 and $32,139,702 at December 31, 2002 and 2001, respectively.

      The Company's share of the net post-career benefit cost for the years ended December 31, 2002 and 2001 were $26,356,157 and $22,928,202, respectively, and included paid benefits, the expected cost of the potential health care and life insurance benefit for newly eligible post-career associates, interest cost and amortization of the transition obligation.

      At December 31, 2002 and 2001, the Company's share of the unfunded post-career benefit obligation attributable to the potential health care and life insurance benefits for post-career associates was $110,446,823 and $88,168,226, respectively.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------

13.  Other Related Party Transactions

   The Company, SFMAIC, SFBFSB and SFLAAC are parties to a servicing agreement whereby SFBFSB may provides collection, reconciliation, and record keeping services for the other parties to the agreement in connection with interest earning accounts provided to certain payees of insurance policies.

   The Company, SFMAIC, SFIC and SFVPMC are parties to a servicing agreement whereby the Company, SFMAIC, and SFIC may provide certain services and office space to SFVPMC.

   The Company and SFALIC are parties to a servicing agreement whereby the Company may provide SFALIC certain services related to the general business of insurance.

   The Company, SFLAAC, and SFMAIC are parties to a servicing agreement whereby the Company may provide services and facilities to SFLAAC and SFMAIC.

   The Company, SFLAAC, and SFMAIC are parties to a servicing agreement whereby SFLAAC may provide services and facilities to the Company and SFMAIC.

   The Company, SFMAIC, SFIC, SFVPMC, and State Farm Mutual Fund Trust (SFMFT) are parties to a servicing agreement whereby the Company, SFMAIC and SFIC may provide certain services and SFMAIC may provide office space to SFVPMC, serving as principal underwriter to SFMFT pursuant to a Distribution Agreement.

   The Company, SFMAIC, SFFCC, SFLAAC, SFVPMC, SFIMC, SFISI, SFIS Canada, and IPSI are parties to a servicing agreement whereby SFMAIC may provide certain services and facilities to the Company, SFFCC, SFLAAC, SFVPMC, SFIMC, SFISI, SFIS Canada and IPSI.

   The Company, SFMAIC, SFIC, State Farm County Mutual Insurance Company of Texas (SFCMICT), SFFCC, SFGIC, SFL, SFFIC, SFLAAC, and SFISI are parties to an individual but identical trainee agents' compensation cost allocation agreements, whereby services are rendered by trainee agents who are employees of and recruited, trained, and supervised by either SFMAIC or SFIC.

   SFMAIC and some of its affiliates ("companies") purchased annuities to settle claims of which the claimant is the payee. The reserve value of annuities purchased from the Company is $547,866,861 and $528,732,581 at December 31, 2002 and December 31, 2001, respectively. Should the Company fail to perform under these contracts, the companies would remain contingently liable.

   In 2002 and 2001, the Company paid cash dividends of $480,000 to SFMAIC, which owns 100% of the Company. For both years, there were four dividend payments of $120,000 each, which were paid March 31, June 30, September 30, and December 31.

   The Company reported $230,736,783 and $192,523,517 as a payable due to affiliates at December 31, 2002 and 2001, respectively. These balances primarily represent the sharing of certain administrative, occupancy and marketing expense, which are allocated between State Farm affiliates in accordance with company cost sharing agreements. The terms of the settlement require that these amounts are settled within 60 days.

   As of December 31, 2002 and 2001, the Company's federal income tax payable to affiliates was $124,815,363 and $138,509,493, respectively. The nature of the consolidated tax return, the method of allocation, and the settlement terms are highlighted in Note 2.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


   The State Farm Liquidity Pool, LLC was created in 2001 as a means to more effectively manage short-term investments. The Company, SFMAIC, SFFCC, SFGIC, SFLAAC, SFALIC, SFL, SFFIC, and SFCMICT are active participants in the pool. At December 31, 2002 and 2001, SFIC was a non-participating member of the pool. The participants carry their interest in the pool at its underlying GAAP equity. The Company's interest in the pool is reported as a cash equivalent.

   The Company incurs lease costs for real estate, computer equipment, and other equipment primarily through the allocation of expenses from the parent, SFMAIC, in accordance with company cost sharing agreements. SFMAIC is the lessee on almost all lease agreements.

   Rental expense for real estate for 2002 and 2001 was $25,145,279 and $24,503,076, respectively. Rental expense for leased computer and other equipment for 2002 and 2001 was $6,653,158 and $7,001,000, respectively.

14. Contingent Liabilities

   On August 28, 1998, the Company entered into a Stipulation of Settlement with attorneys for the plaintiffs in a class action lawsuit involving alleged misleading life insurance sales practices in connection with the Company's sale of traditional and universal life insurance policies in the United States from 1982 through 1997. The Company denies the allegations in this lawsuit but entered into a settlement in order to limit additional expense and burden upon operations. The proposed settlement received court approval in a fairness hearing concluded on February 11, 1999.

   During 2002 and 2001, in its Statements of Operations, the Company reflected charges for legal and administrative expenses associated with the class action settlement. In addition, the Company has reflected charges for payments to be made or credited to current and former policyholders in accordance with the terms of the settlement agreement. Legal and administrative expenses of $39,046 and $1,722,842 and settlement contribution amounts totaling $24,077,751 and $(1,476,462) have been reflected in arriving at the amount of 2002 and 2001 net income, respectively. Because of the uncertainty of the ongoing administrative expenses and future settlement contribution amounts, the Company is continuing to reflect in its liabilities as of December 31, 2002 and 2001, the amounts of $41,380,240 and $72,011,341, respectively, as a general provision for additional future charges in connection with this class action lawsuit.

   The Company is subject to liabilities of a contingent nature which may arise from time to time. Such liabilities could result from sales practices, income tax matters, guaranty fund assessments or other occurrences that take place in the normal course of doing business. In addition, the life insurance industry has not been exempt from the impact of an increasingly litigious environment, which is being experienced in the United States. Liabilities arising as a result of these factors, or other such contingencies, that are not provided for elsewhere in these financial statements are not reasonably estimable and are not considered by management to be material in relation to the financial position of the Company.

15. September 11, 2001 Event

   In 2001, the Company recognized $5,035,029 of death claims as a result of September 11th events. The Company is also a member of the Special Pool Risk Administrators. The net effect of the Company's liability in the pool and the Company's reimbursement for participation in the pool is reflected as an expense in 2002 and 2001 within the Statements of Operations and amounted to $498,515 and $9,083,528, respectively.

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Notes to Financial Statements--Statutory Basis, Continued
--------------------------------------------------------------------------------


16. Codification

   The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Illinois. Effective January 1, 2001, the state of Illinois required that insurance companies domiciled in the state of Illinois prepare their statutory basis financial statements in accordance with the NAIC "Accounting Practices and Procedures Manual"--Effective January 1, 2001, subject to any deviations prescribed or permitted by the Insurance Department of the State of Illinois.

   Accounting changes adopted to conform to the provisions of the NAIC "Accounting Practices and Procedures Manual"--Effective January 1, 2001 are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned funds (surplus) in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change of accounting principle as an adjustment that increased unassigned funds (surplus) by $225,929,299 as of January 1, 2001. The components of the cumulative effect adjustment to unassigned funds (surplus) were as follows (in thousands):

          Increase (decrease) in unassigned funds (surplus):
             Deferred tax asset*............................ $322,360
             Active agents termination benefits liability...  (88,089)
             Guaranty fund assets...........................   (6,949)
             Supplemental pension plan liability............   (5,386)
             Changes in investment valuation................    5,126
             Foreign exchange liability.....................   (1,133)
                                                             --------
                 Total...................................... $225,929
                                                             ========

--------
* Prior to January 1, 2001, the Company recorded a liability for federal income tax on unrealized gains as an aggregate write-in. This amount is now included in the deferred tax liability calculation. The difference between this liability and the net deferred tax liability is reflected as a change in accounting principle.

                      SUPPLEMENTAL FINANCIAL INFORMATION

    Report of Independent Accountants on Supplemental Financial Information

To the Board of Directors of
State Farm Life Insurance Company:




   The report on our audits of the basic statutory basis financial statements (the financial statements) of State Farm Life Insurance Company (the Company) as of December 31, 2002 and 2001 and for the years then ended is presented on page F-3 of this document. These audits were conducted for the purpose of forming an opinion on the financial statements taken as a whole. The accompanying Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the Company as of December 31, 2002 and for the year then ended are presented for purposes of additional analysis and are not a required part of the financial statements. The effects on the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories of the variances between the statutory basis of accounting and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material. As a consequence, the Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories do not present fairly, in conformity with accounting principles generally accepted in the United States of America, such information of the Company as of December 31, 2002 and for the year then ended. The Supplemental Schedule of Assets and Liabilities and Supplemental Summary Investment Schedule and Investment Risk Interrogatories have been subjected to the auditing procedures applied in the audit of the financial statements and, in our opinion, are fairly stated in all material respects in relation to the financial statements taken as a whole.



PricewaterhouseCoopers


February 19, 2003

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities
Schedule 1--Selected Financial Data
December 31, 2002
--------------------------------------------------------------------------------

   The following is a summary of certain financial data (in thousands) included in other exhibits and schedules subjected to audit procedures by independent auditors and utilized by actuaries in the determination of reserves.

Investment income earned:
   U.S. government bonds............................................. $   315,048
   Other bonds (unaffiliated)........................................   1,238,915
   Preferred stock (unaffiliated)....................................          60
   Common stocks (unaffiliated)......................................      23,063
   Mortgage loans....................................................     288,060
   Real estate.......................................................       1,964
   Premium notes, policy loans and liens.............................     175,482
   Cash and short-term investments...................................       6,828
   Other invested assets.............................................       3,306
                                                                      -----------
       Gross investment income....................................... $ 2,052,726
                                                                      ===========
Real estate owned--book value less encumbrances...................... $     9,502
                                                                      ===========
Mortgage loans--book value:
   Residential mortgages............................................. $     6,107
   Commercial mortgages..............................................   3,976,846
                                                                      -----------
       Total mortgage loans.......................................... $ 3,982,953
                                                                      ===========
Mortgage loans by standing--book value:
   Good standing..................................................... $ 3,979,466
                                                                      ===========
   Good standing with restructured terms............................. $       987
                                                                      ===========
   Overdue more than three months, not in foreclosure................ $        --
                                                                      ===========
   Foreclosure in process............................................ $     2,500
                                                                      ===========
Other long-term assets--statement value.............................. $    18,934
                                                                      ===========
Bonds and stocks of parents, subsidiaries and affiliates--book value:
   Common stocks..................................................... $     7,574
                                                                      ===========
Bonds and short-term investments by class and maturity:
Bonds by maturity--statement value:
   Due within one year or less....................................... $ 3,268,891
   Over 1 year through 5 years.......................................   7,707,662
   Over 5 years through 10 years.....................................   8,279,258
   Over 10 years through 20 years....................................   2,220,419
   Over 20 years.....................................................     501,391
                                                                      -----------
       Total by maturity............................................. $21,977,621
                                                                      ===========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Schedule of Assets and Liabilities
Schedule 1--Selected Financial Data, Continued
December 31, 2002
--------------------------------------------------------------------------------

Bonds by class--statement value:
   Class 1........................................................... $17,291,478
   Class 2...........................................................   3,802,347
   Class 3...........................................................     581,954
   Class 4...........................................................     187,333
   Class 5...........................................................      42,540
   Class 6...........................................................      71,969
                                                                      -----------
       Total by class................................................ $21,977,621
                                                                      ===========
       Total bonds and short-term investments publicly traded........ $19,349,711
                                                                      ===========
       Total bonds and short-term investments privately placed....... $ 2,627,910
                                                                      ===========
Preferred stocks--statement value.................................... $     1,128
                                                                      ===========
Common stocks--market value.......................................... $ 1,357,475
                                                                      ===========
Short-term investments--book value................................... $     9,141
                                                                      ===========
Cash on deposit...................................................... $   497,090
                                                                      ===========
Life insurance in force (000):
   Ordinary.......................................................... $   482,505
                                                                      ===========
   Credit life....................................................... $     1,053
                                                                      ===========
   Group life........................................................ $    12,858
                                                                      ===========
Amount of accidental death insurance in force under ordinary policies $     7,804
                                                                      ===========
Amount of life insurance with disability provisions in force:
   Ordinary.......................................................... $   322,864
                                                                      ===========
   Group life........................................................ $    13,024
                                                                      ===========
Supplementary contracts in force:
Ordinary--not involving life contingencies:
   Amount on deposit................................................. $   793,154
                                                                      ===========
   Income payable.................................................... $     3,546
                                                                      ===========
Ordinary--involving life contingencies:
   Income payable.................................................... $     6,911
                                                                      ===========
Annuities:
Ordinary:
   Immediate--amount of income payable............................... $   139,871
                                                                      ===========
   Deferred--fully paid account balance.............................. $ 3,762,498
                                                                      ===========
   Deferred--not fully paid--account balance......................... $       798
                                                                      ===========
Deposit funds and dividend accumulations:
   Deposit funds--account balance.................................... $    68,125
                                                                      ===========
   Dividend accumulations--account balance........................... $ 4,050,275
                                                                      ===========

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Summary Investment Schedule
December 31, 2002
--------------------------------------------------------------------------------

                                                                                                        Admitted Assets as
                                                                              Gross Investment           Reported in the
                                                                                  Holdings               Annual Statement
                                                                         -------------------------- --------------------------
                                                                             Amount      Percentage     Amount      Percentage
                                                                         --------------- ---------- --------------- ----------
 1. Bonds:
  1.1  U.S. treasury securities......................................... $ 1,934,814,752    6.358   $ 1,934,814,752    6.358
  1.2  U.S. government agency obligations:
      1.21  Issued by U.S. government agencies..........................     121,372,722     .399       121,372,722     .399
      1.22  Issued by U.S. government sponsored agencies................   1,279,998,473    4.206     1,279,998,473    4.206
  1.3  Foreign government (including Canada, excluding mortgage-
       backed securities)...............................................     483,078,628    1.588       483,078,628    1.588
  1.4  Securities issued by states, territories, and possessions and political subdivisions in the U.S.:
      1.41  U.S. States and territories general obligations.............      14,867,819     .049        14,867,819     .049
      1.42  Political subdivisions of U.S. states, territories and
           possessions general obligations..............................      69,074,702     .227        69,074,702     .227
      1.43  Revenue and assessment obligations..........................      98,432,280     .323        98,432,280     .323
      1.44  Industrial development bonds and similar
           obligations..................................................              --       --                --       --
  1.5  Mortgage-backed securities (includes residential and
       commercial MBS):
      1.51  Pass-through securities:
         1.511  Guaranteed by GNMA......................................     104,867,208     .345       104,867,208     .345
         1.512  Issued by FNMA and FHLMC................................      75,406,108     .248        75,406,108     .248
         1.513  Other pass-through securities...........................      29,066,584     .096        29,066,584     .096
      1.52  Other mortgage-backed securities:
         1.521  Issued by FNMA, FHLMC or GNMA...........................   4,662,362,652   15.322     4,662,362,652   15.322
          1.522  Other mortgage-backed securitiescollateralized
                by MBS issued orguaranteed by FNMA,
                FHLMC or GNMA                                                         --       --                --       --
          1.523  All Other mortgage-backed securities...................     446,461,835    1.467       446,461,835    1.467
 2. Other debt securities (excluding short term):
   2.1  Unaffiliated domestic securities (includes credit tenant loans
       rated by the SVO)................................................  11,502,196,187   37.800    11,502,196,187   37.800
   2.2  Unaffiliated foreign securities.................................   1,146,480,172    3.768     1,146,480,172    3.768
   2.3  Affiliated securities...........................................              --       --                --       --
 3. Equity interests:
   3.1  Investments in mutual funds.....................................       5,178,866     .017         5,178,866     .017
   3.2  Preferred stocks:
      3.21  Affiliated..................................................              --       --                --       --
      3.22  Unaffiliated................................................       1,128,240     .004         1,128,240     .004
   3.3 Publicly traded equity securities (excluding preferred stocks):
      3.31  Affiliated..................................................              --       --                --       --
      3.32  Unaffiliated................................................   1,344,721,371    4.419     1,344,721,371    4.419
   3.4  Other equity securities:
      3.41  Affiliated..................................................       7,574,300     .025         7,574,300     .025
      3.42  Unaffiliated................................................              --       --                --       --
   3.5  Tangible personal property under leases:
      3.51  Affiliated..................................................              --       --                --       --
      3.52  Unaffiliated................................................              --       --                --       --
 4. Mortgage loans:
   4.1  Construction and land development...............................              --       --                --       --
   4.2  Agricultural....................................................              --       --                --       --
   4.3  Single family residential properties............................       6,107,275     .020         6,107,275     .020
   4.4  Multifamily residential properties..............................              --       --                --       --
   4.5  Commercial loans................................................   3,976,846,139   13.069     3,976,846,139   13.069
 5. Real estate investments:
   5.1  Property occupied by company....................................              --       --                --       --
   5.2  Property held for production of income (includes $2,386,018
       of property acquired in satisfaction of debt)....................       2,232,886     .007         2,232,886     .007
   5.3  Property held for sale ($0 including property acquired in
       satisfaction of debt)............................................       7,268,667     .024         7,268,667     .024
 6. Policy loans........................................................   2,582,689,942    8.487     2,582,689,942    8.487
 7. Receivables for securities..........................................       2,007,281     .007         2,007,281     .007
 8. Cash and short-term investments.....................................     506,230,867    1.663       506,230,867    1.663
 9. Other invested assets...............................................      18,933,926     .062        18,933,926     .062
                                                                         ---------------  -------   ---------------  -------
10. Total invested assets............................................... $30,429,399,882  100.000   $30,429,399,882  100.000
                                                                         ===============  =======   ===============  =======

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories
December 31, 2002
--------------------------------------------------------------------------------

   Answer the following interrogatories by stating the applicable U.S. dollar amounts and percentages of the reporting entity's total admitted assets held in that category of investments as shown on the Summary Investment Schedule. All reporting entities must answer interrogatories 1,2,3,4,11 and, if applicable 20 through 24. Answer each of interrogatories 5 through 19 (except 11) only if the reporting entity's aggregate holding in the gross investment category addressed in that interrogatory equals or exceeds 2.5% of the reporting entity's total admitted assets. For Life, Health and Fraternal blanks, responses are to exclude Separate Accounts.

1. State the reporting entity's total admitted assets as reported on Page 2 of this annual statement.
                                                                $32,097,996,159

2. State by investment category the 10 largest exposures to a single issuer/borrower/investment, excluding U.S. government, U.S. government agency securities and those U.S. Government money market funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt, property occupied by the company and policy loans.

                               1                               2              3
                                                                         Percentage
                                                                          of Total
                      Investment Category                    Amount    Admitted Assets
       -------------------------------------------------  ------------ ---------------
2.01   Cash--State Farm Liquidity Pool LLC............... $466,124,381       1.5%
2.02   Foreign government--CANADA GOVERNMENT OF..........  189,984,184       0.6%
2.03   Unaffiliated domestic securities/Publicly traded
         equity--WAL-MART STORES.........................  177,880,540       0.6%
2.04   Unaffiliated domestic securities--FORD MOTOR
         CREDIT COMPANY..................................  174,190,251       0.6%
2.05   Unaffiliated domestic securities/Publicly traded
         equity--PPG INDUSTRIES INC......................  149,897,284       0.5%
2.06   Unaffiliated domestic securities/Publicly traded
         equity--AT&T CORP...............................  143,825,604       0.5%
2.07   Unaffiliated domestic securities--GEN MTRS ACCEP
         CORP............................................  136,055,932       0.4%
2.08   Other mortgage-backed securities--WFMBS...........  132,968,434       0.4%
2.09   Unaffiliated domestic securities--BURLINGTON
         NORTHERN SANTA FE...............................  132,522,836       0.4%
2.10   Unaffiliated domestic securities/Publicly traded
         equity--MCDONALDS CORP..........................  131,745,362       0.4%

3. State the amounts and percentages of the reporting entity's total admitted assets held in bonds and preferred stocks by NAIC rating.

                                                            Preferred
                Bonds                   1          2         Stocks      1      2
       ------------------------  --------------- -----      --------- -------- ----
3.01            NAIC-1           $17,291,478,385 55.1% 3.07  P/RP-1   $266,500 0.0%
3.02            NAIC-2             3,802,346,828 12.1% 3.08  P/RP-2    126,250 0.0%
3.03            NAIC-3               581,953,533  1.9% 3.09  P/RP-3    735,491 0.0%
3.04            NAIC-4               187,332,818  0.6% 3.10  P/RP-4
3.05            NAIC-5                42,540,046  0.1% 3.11  P/RP-5
3.06            NAIC-6                71,969,586  0.2% 3.12  P/RP-6

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2002
--------------------------------------------------------------------------------


4. State the amounts and percentages of the reporting entity's total admitted assets held in foreign investments (regardless of whether there is any foreign currency exposure) and unhedged foreign currency exposure (defined the statement value of investments dominated in foreign currencies which are not hedged by financial instruments qualifying for hedge accounting as specified in SSAP No. 31--Derivative Instruments), including (4.01) foreign-currency-denominated investments of $0 (4.02) supporting insurance liabilities denominated in that same foreign currency of $0 and excluding (4.03) Canadian investments and currency exposure of $923,974,635.

    Assets held in foreign investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatories
    5-10. (4.04)                                                Yes [_]  No [X]

5.  Aggregate foreign investment exposure by NAIC sovereign rating:

                                                            1        2
                                                       ------------ ----
       5.01   Countries rated NAIC-1.................. $897,031,311 2.9%
       5.02   Countries rated NAIC-2.................. $               %
       5.03   Countries rated NAIC-3 or below......... $    469,928 0.0%

6. Two largest foreign investment exposures to a single country, categorized by NAIC sovereign rating:

                                                            1        2
                                                       ------------ ----
              Countries rated NAIC-1:

       6.01   Country: Great Britain.................. $287,740,151 0.9%
       6.02   Country: Germany........................ $235,701,854 0.8%

              Countries rated NAIC-2:

       6.03   Country:................................ $               %
       6.04   Country:................................ $               %

              Countries rated NAIC-3 or below:

       6.05   Country: Panama:........................ $    469,928 0.0%
       6.06   Country:................................ $               %

7.  Aggregate unhedged foreign currency exposure

                                                         1    2
                                                         -   ----
                                                         $      %

8. Aggregate unhedged foreign currency exposure categorized by NAIC sovereign rating:

                                                            1    2
                                                            -   ----
            8.01   Countries rated NAIC-1.................. $      %
            8.02   Countries rated NAIC-2.................. $      %
            8.03   Countries rated NAIC-3 or below......... $      %

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2002
--------------------------------------------------------------------------------


9. Two largest unhedged currency exposures to a single country, categorized by NAIC sovereign rating:

    Countries rated NAIC-1:

                                                            1    2
                                                            --  ----
            9.01   Country:................................ $      %
            9.02   Country:................................ $      %

                   Countries rated NAIC-2:

            9.03   Country:................................ $      %
            9.04   Country:................................ $      %

                   Countries rate NAIC-3 or below:

            9.05   Country:................................ $      %
            9.06   Country:................................ $      %

10. List the 10 largest sovereign (i.e. non-governmental) foreign issues:

                                  1                          2        3
                             NAIC Rating
               ---------------------------------------  ------------ ----
       10.01   Bond 2.................................. $ 89,781,480 0.3%
       10.02   Bond 3.................................. $ 75,615,125 0.2%
       10.03   Bond 1.................................. $ 48,710,384 0.2%
       10.04   Bond 1.................................. $ 46,972,772 0.1%
       10.05   Bond 1.................................. $ 46,739,551 0.1%
       10.06   Bond 2.................................. $ 43,710,000 0.1%
       10.07   Bond 2.................................. $ 40,000,000 0.1%
       10.08   Bond 1.................................. $ 33,277,712 0.1%
       10.09   Bond 2.................................. $ 31,429,664 0.1%
       10.10   Bond 3.................................. $ 26,950,046 0.1%

11. State the amount and percentages of the reporting entity's total admitted assets held in Canadian investment and unhedged Canadian currency exposure, including Canadian-currency denominated investments of (11.01) $679,881,297 supporting Canadian-denominated insurance liabilities of (11.02) $606,796,987.

    Assets held in Canadian investments less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
    interrogatory 12. (11.03)   Yes [_]  No [X]

12. Aggregate Canadian investment exposure.

                                                          1        2
                                                     ------------ ---
          12.01  Canadian Investments............... $923,974,635 2.9%
          12.02  Unhedged Canadian currency exposure  679,881,297 2.2%

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2002
--------------------------------------------------------------------------------


13. State the aggregate amounts and percentages of the reporting entity's total admitted assets held in investments with contractual sales restrictions (defined as investments having restrictions that prevent investments from being sold within 90 days).

    Assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity's total admitted assets, therefore detail not
    required for interrogatory 13.   Yes [X]  No [_]

14. State the aggregate amounts and percentages of admitted assets held in the largest 10 equity interest (including investments in shares of mutual funds, preferred stocks, publicly traded securities, and other equity securities, and excluding money market and bond mutual funds listed in the Appendix to the SVO Purposes and Procedures Manual as exempt or Class 1).


    Assets held in equity interests less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for interrogatory 14. Yes [_] No [X]


                                      1                                      2       3
                             Investment Category
      ----------------------------------------------------------------- ----------- ---
14.01 Publicly traded equity securities unaffiliated--JOHNSON & JOHNSON $55,708,281 0.2%
14.02 Publicly traded equity securities unaffiliated--EXXON MOBIL CORP.  55,259,112 0.2%
14.03 Publicly traded equity securities unaffiliated--WAL-MART STORES..  53,152,633 0.2%
14.04 Publicly traded equity securities unaffiliated--MICROSOFT CORP...  47,410,606 0.2%
14.05 Publicly traded equity securities unaffiliated--GEN ELEC CO......  46,731,303 0.1%
14.06 Publicly traded equity securities unaffiliated--PFIZER INC.......  43,896,105 0.1%
14.07 Publicly traded equity securities unaffiliated--MERCK & CO INC...  43,760,436 0.1%
14.08 Publicly traded equity securities unaffiliated--IBM CORP.........  35,924,350 0.1%
14.09 Publicly traded equity securities unaffiliated--POGO PRODUCING CO  35,676,784 0.1%
14.10 Publicly traded equity securities unaffiliated--LILLY (ELI) & CO.  32,678,180 0.1%

15. State the amounts and percentages of the entity's total admitted assets held in nonaffiliated, privately placed equities (included in other equity securities) and excluding securities eligible for sale under Securities Exchange Commission (SEC) Rule 144a or SEC Rule 144 without volume restrictions.

    Assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity's total admitted assets, therefore detail not required
    for interrogatory 15.   Yes [X]  No [_]

16. State the aggregate amounts and percentages of the entity's total admitted assets held in general partnership interests (included in other equity securities).

    Assets held in general partnership interest less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
    interrogatory 16.   Yes [X]  No [_]

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2002
--------------------------------------------------------------------------------


17. With respect to mortgage loans reported in Schedule B, state the amounts and percentages of the reporting entity's total admitted assets held.

    Mortgage loans reported in Schedule B less than 2.5% of the reporting entity's total admitted assets, therefore detail not required for
    interrogatories 17 and 18.   Yes [_]  No [X]

                                  1               2       3
                         Investment Category
                         ------------------- ----------- ----
                   17.01     Commercial..... $52,823,203 0.2%
                   17.02     Commercial.....  40,737,919 0.1%
                   17.03     Commercial.....  39,793,515 0.1%
                   17.04     Commercial.....  38,240,019 0.1%
                   17.05     Commercial.....  32,211,360 0.1%
                   17.06     Commercial.....  30,515,325 0.1%
                   17.07     Commercial.....  29,821,292 0.1%
                   17.08     Commercial.....  27,965,926 0.1%
                   17.09     Commercial.....  27,600,793 0.1%
                   17.10     Commercial.....  26,932,197 0.1%

18. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

                                             Residential       Commercial      Agricultural
                 Loan-to-Value                 1       2         3         4   5       6
      ------------------------------------ ---------- ---- -------------- ---- -       ----
18.01 Above 95%...........................               % $    3,487,155 0.0% $         %
18.02 91% to 95%..........................               %                   % $         %
18.03 81% to 90%..........................               % $   43,797,757 0.1% $         %
18.04 71% to 80%..........................               % $1,503,146,476 4.8% $         %
18.05 Below 70%........................... $6,107,260 0.0% $2,426,414,751 7.7% $         %
18.06 Construction loans..................               %                   % $         %
18.07 Mortgage loans over 90 days past due               %                   % $         %
18.08 Mortgage loans in the process of
      foreclosure......................... $2,500,000 0.0%                   % $         %
18.09 Mortgage loans foreclosed........... $2,900,000 0.0%                   % $         %
18.10 Restructured mortgage loans......... $  987,155 0.0%                   % $         %

19. State the amounts and percentages of the reporting entity's total admitted assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A, excluding property occupied by the company.

    Assets held in each of the five largest investments in one parcel or group of contiguous parcels of real estate reported in Schedule A less than 2.5% of the reporting entity's total admitted assets, therefore detail not
    required for interrogatory 19.   Yes [X]  No [_]

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2002
--------------------------------------------------------------------------------


20. State the amounts and percentages of the reporting entity's total admitted assets subject to the following types of agreements:

                                                                               At End of
                                                                             Each Quarter
                                                        At Year-End     1st Qtr 2nd Qtr 3rd Qtr
                                                        1       2          3       4       5
                                                        -       -       ------- ------- -------
20.01 Securities lending (do not include assets held as
       collateral for such transactions)............... $       $          $       $       $
20.02 Repurchase agreements............................ $       $          $       $       $
20.03 Reverse repurchase agreements.................... $       $          $       $       $
20.04 Dollar repurchase agreements..................... $       $          $       $       $
20.05 Dollar reverse repurchase agreements............. $       $          $       $       $

21. State the amounts and percentages indicated below for warrants not attached to other financial instruments, options, caps and floors:

                                            Owned     Written
                                            1    2    3     4
                                            -    -    -     -
                    21.01 Hedging.......... $    $    $     $
                    21.02 Income generation $    $    $     $
                    21.03 Other............ $    $    $     $

22. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for collars, swaps and forwards:

                                                           At End of
                                                          Each Quarter
                                    At Year-End     1st Qtr  2nd Qtr 3rd Qtr
                                    1       2          3        4       5
                                    -       -       -------- ------- -------
            22.01 Hedging.......... $       $       $360,839    $       $
            22.02 Income generation $       $       $           $       $
            22.03 Replications..... $       $       $           $       $
            22.04 Other............ $       $       $           $       $

23. State the amounts and percentages indicated below of potential exposure (defined as the amount determined in accordance with the NAIC Annual Statement Instructions) for futures contracts:

                                                         At End of
                                                       Each Quarter
                                    At Year-End   1st Qtr 2nd Qtr 3rd Qtr
                                    1      2         3       4       5
                                     --     --    ------- ------- -------
            23.01 Hedging.......... $      $         $      $       $
            23.02 Income generation $      $         $      $       $
            23.03 Replications..... $      $         $      $       $
            23.04 Other............ $      $         $      $       $

State Farm Life Insurance Company
(a wholly-owned subsidiary of State Farm Mutual Automobile Insurance Company)

Supplemental Investment Risk Interrogatories, Continued
December 31, 2002
--------------------------------------------------------------------------------


24. State the amounts and percentages of the 10 largest investments included in the Write-ins for Invested Assets category included on the Summary Investment Schedule.

                                     1   2    3
                                     -   -   ----
                               24.01     $      %
                               24.02     $      %
                               24.03     $      %
                               24.04     $      %
                               24.05     $      %
                               24.06     $      %
                               24.07     $      %
                               24.08     $      %
                               24.09     $      %
                               24.10     $      %

State Farm Life Insurance Company Variable Life Separate Account

Report on Audits of Financial Statements

As of December 31, 2002 and for the two years ended December 31, 2002

State Farm Life Insurance Company
Variable Life Separate Account

Index
--------------------------------------------------------------------------------

                                                                                   Page(s)
                                                                                  ---------
Report of Independent Accountants................................................      F-43

Financial Statements:
   Statement of Assets and Policy Owners' Equity and Surplus, December 31, 2002..      F-44

   Statement of Operations for the year ended December 31, 2002..................      F-45

   Statement of Changes in Policy Owners' Equity and Surplus for the years ended
     December 31, 2002 and 2001.................................................. F-46-F-47

Notes to Financial Statements.................................................... F-48-F-52

                       Report of Independent Accountants

To the Board of Directors of State Farm Life Insurance
Company and Policy Owners of the State Farm Life
Insurance Company Variable Life Separate Account:

   In our opinion, the accompanying statements of assets and policy owners' equity and surplus and the related statements of operations and changes in policy owners' equity and surplus present fairly, in all material respects, the financial position of the funds of the State Farm Life Insurance Company Variable Life Separate Account (which includes the Large Cap Equity Index Fund, Small Cap Equity Index Fund, Bond Fund, Money Market Fund, International Equity Index Fund, and the Stock and Bond Balanced Fund thereof) as of December 31, 2002, and the results of each of their operations for the year then ended, and the changes in each of their policy owners' equity and surplus for each of the two years in the period ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of State Farm Life Insurance Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included direct confirmation of the number of shares owned as of December 31, 2002 with the State Farm Variable Product Trust, provide a reasonable basis for our opinion.


PricewaterhouseCoopers


February 19, 2003

State Farm Life Insurance Company
Variable Life Separate Account

Statement of Assets and Policy Owners' Equity and Surplus
December 31, 2002
--------------------------------------------------------------------------------

                                    ASSETS

Investments at market value:
   State Farm Variable Product Trust Funds:
       Large Cap Equity Index Fund, 7,278,965 shares (cost $91,759,114)......... $ 64,709,994
       Small Cap Equity Index Fund, 5,244,173 shares (cost $51,044,761).........   38,964,205
       Bond Fund, 2,176,031 shares (cost $21,557,677)...........................   22,848,327
       Money Market Fund, 10,686,075 shares (cost $10,686,075)..................   10,686,075
       International Equity Index Fund, 5,921,698 shares (cost $63,320,104).....   45,893,159
       Stock and Bond Balanced Fund, 1,026,534 shares (cost $11,978,058)........   10,080,561
                                                                                 ------------
          Total investments.....................................................  193,182,321
                                                                                 ------------
          Total assets.......................................................... $193,182,321
                                                                                 ============

                           POLICY OWNERS' EQUITY AND SURPLUS

Policy owners' equity and surplus:
   Policy owners' equity........................................................ $136,715,085
   Surplus contributed..........................................................   56,467,236
                                                                                 ------------
          Total policy owners' equity and surplus............................... $193,182,321
                                                                                 ============


   The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Life Separate Account

Statement of Operations
For the Year Ended December 31, 2002
--------------------------------------------------------------------------------

                                                   Large Cap    Small Cap                                       Stock and
                                                    Equity       Equity                  Money   International    Bond
                                                     Index        Index        Bond      Market  Equity Index   Balanced
                                                     Fund         Fund         Fund       Fund       Fund         Fund
                                                 ------------  -----------  ----------  -------- ------------- -----------
Investment income:
   Dividend income.............................. $    913,899  $   397,778  $1,110,665  $130,425  $   706,276  $   325,905
Expenses:
   Mortality and expense risk charges...........      468,464      205,726     113,684    33,942      187,465       76,561
                                                 ------------  -----------  ----------  --------  -----------  -----------
Net investment income...........................      445,435      192,052     996,981    96,483      518,811      249,344
                                                 ------------  -----------  ----------  --------  -----------  -----------
Realized loss on investments....................     (497,817)    (195,013)     (7,481)       --     (258,358)     (63,647)
Change in unrealized appreciation
  (depreciation), net...........................  (17,465,034)  (9,786,663)    718,884        --   (8,955,770)  (1,319,786)
                                                 ------------  -----------  ----------  --------  -----------  -----------
Net realized and unrealized gain (loss) on
 investments....................................  (17,962,851)  (9,981,676)    711,403        --   (9,214,128)  (1,383,433)
                                                 ------------  -----------  ----------  --------  -----------  -----------
Net increase (decrease) in policy owners' equity
 and surplus from operations.................... $(17,517,416) $(9,789,624) $1,708,384  $ 96,483  $(8,695,317) $(1,134,089)
                                                 ============  ===========  ==========  ========  ===========  ===========


   The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Life Separate Account

Statement of Changes in Policy Owners' Equity and Surplus
For the Year Ended December 31, 2002
--------------------------------------------------------------------------------

                                                                                                                  Stock and
                                               Large Cap     Small Cap                   Money     International    Bond
                                                 Equity        Equity                    Market    Equity Index   Balanced
                                               Index Fund    Index Fund   Bond Fund       Fund         Fund         Fund
                                              ------------  -----------  -----------  -----------  ------------- -----------
Operations:
   Net investment income..................... $    445,435  $   192,052  $   996,981  $    96,483   $   518,811  $   249,344
                                              ------------  -----------  -----------  -----------   -----------  -----------
   Realized loss on investments..............     (497,817)    (195,013)      (7,481)          --      (258,358)     (63,647)
   Change in unrealized appreciation
    (depreciation), net......................  (17,465,034)  (9,786,663)     718,884           --    (8,955,770)  (1,319,786)
                                              ------------  -----------  -----------  -----------   -----------  -----------
   Net realized and unrealized gain (loss)
    on investments...........................  (17,962,851)  (9,981,676)     711,403           --    (9,214,128)  (1,383,433)
                                              ------------  -----------  -----------  -----------   -----------  -----------
   Net increase (decrease) in policy
    owners' equity and surplus from
    operations...............................  (17,517,416)  (9,789,624)   1,708,384       96,483    (8,695,317)  (1,134,089)
                                              ------------  -----------  -----------  -----------   -----------  -----------
Policy owners' equity transactions:
   Proceeds from units purchased.............   23,557,436    9,771,964    4,995,436    1,682,798    10,308,605    3,589,591
Transfers (net) including transfers (to) or
 from fixed account..........................   (1,761,979)     (61,025)    (210,616)    (204,327)   (1,102,107)       9,972
Payments for surrenders and other
 redemptions.................................   (9,789,124)  (4,380,135)  (2,375,311)    (723,385)   (4,239,274)  (1,557,785)
                                              ------------  -----------  -----------  -----------   -----------  -----------
Net increase in policy owners' equity derived
 from policy owners' transactions............   12,006,333    5,330,804    2,409,509      755,086     4,967,224    2,041,778
                                              ------------  -----------  -----------  -----------   -----------  -----------
Total increase (decrease) in policy owners'
 equity and surplus..........................   (5,511,083)  (4,458,820)   4,117,893      851,569    (3,728,093)     907,689
Policy owners' equity and surplus:
   Beginning of year.........................   70,221,077   43,423,025   18,730,434    9,834,506    49,621,252    9,172,872
                                              ------------  -----------  -----------  -----------   -----------  -----------
   End of year............................... $ 64,709,994  $38,964,205  $22,848,327  $10,686,075   $45,893,159  $10,080,561
                                              ============  ===========  ===========  ===========   ===========  ===========

   The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Life Separate Account

Statement of Changes in Policy Owners' Equity and Surplus, Continued
For the Year Ended December 31, 2001
--------------------------------------------------------------------------------

                                                                                                                     Stock and
                                                   Large Cap    Small Cap                   Money     International    Bond
                                                     Equity       Equity                    Market    Equity Index   Balanced
                                                   Index Fund   Index Fund   Bond Fund       Fund         Fund         Fund
                                                  -----------  -----------  -----------  -----------  ------------- -----------
Operations:
   Net investment income......................... $   283,576  $   243,682  $   839,033  $   315,491  $    211,969  $   255,180
                                                  -----------  -----------  -----------  -----------  ------------  -----------
   Realized loss on investments..................    (151,232)     (64,057)      (3,165)          --       (26,825)     (24,632)
   Change in unrealized appreciation
    (depreciation), net..........................  (8,862,967)     663,167      591,409           --   (12,896,465)    (572,564)
                                                  -----------  -----------  -----------  -----------  ------------  -----------
   Net realized and unrealized gain (loss) on
    investments..................................  (9,014,199)     599,110      588,244           --   (12,923,290)    (597,196)
                                                  -----------  -----------  -----------  -----------  ------------  -----------
   Net increase (decrease) in policy owners'
    equity and surplus from operations...........  (8,730,623)     842,792    1,427,277      315,491   (12,711,321)    (342,016)
                                                  -----------  -----------  -----------  -----------  ------------  -----------
Policy owners' equity transactions:
   Proceeds from units purchased.................  25,225,041    9,900,495    4,801,569    2,112,853    11,429,225    3,599,585
   Transfers (net) including transfers to fixed
    account......................................    (685,068)    (197,465)    (259,661)  (1,194,348)     (129,419)     (89,607)
   Payments for surrenders and other
    redemptions..................................  (9,639,515)  (3,806,541)  (1,872,976)    (613,788)   (3,964,701)  (1,428,600)
                                                  -----------  -----------  -----------  -----------  ------------  -----------
   Net increase in policy owners' equity
    derived from policy owners'
    transactions.................................  14,900,458    5,896,489    2,668,932      304,717     7,335,105    2,081,378
                                                  -----------  -----------  -----------  -----------  ------------  -----------
      Total increase (decrease) in policy
       owners' equity and surplus................   6,169,835    6,739,281    4,096,209      620,208    (5,376,216)   1,739,362
                                                  -----------  -----------  -----------  -----------  ------------  -----------
Policy owners' equity and surplus:
   Beginning of year.............................  64,051,242   36,683,744   14,634,225    9,214,298    54,997,468    7,433,510
                                                  -----------  -----------  -----------  -----------  ------------  -----------
   End of year................................... $70,221,077  $43,423,025  $18,730,434  $ 9,834,506  $ 49,621,252  $ 9,172,872
                                                  ===========  ===========  ===========  ===========  ============  ===========


   The accompanying notes are an integral part of the financial statements.

State Farm Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements
--------------------------------------------------------------------------------

1. General Information

   Organization

   The State Farm Life Insurance Company Variable Life Separate Account (the "Separate Account") is a segregated investment account of the State Farm Life Insurance Company (the "Company") and is registered with the Securities and Exchange Commission as a unit investment trust pursuant to the provisions of the Investment Company Act of 1940 as amended. The Separate Account was established by the Company on December 9, 1996. Accordingly, it is an accounting entity wherein all segregated account transactions are reflected.

   Sponsor Transactions

   As an investor in the Separate Account, the Company shares in the investment performance of the funds held by the Separate Account in relation to the portion of its ownership of fund shares, which shares are subject to the same valuation procedures as the policy owners' shares. The market value of the Company's investment in the Separate Account as surplus contributed was $56,467,236 and $65,866,376 at December 31, 2002 and 2001, respectively.

2. Significant Accounting Policies

   Valuation of Investments

   The assets of the Separate Account are invested in one or more of the funds of the State Farm Variable Product Trust (the "Trust") at the fund's net asset value, which are based on the daily closing market value prices of the underlying securities, in accordance with the selection made by the policy owners.

   Security Transactions and Investment Income

   Securities transactions are recorded on the trade date (the date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date. The cost of investments sold and the corresponding capital gains and losses are determined on a specific identification basis. Net investment income
(loss) and net realized gains (losses) and unrealized appreciation (depreciation) on investments are allocated to the policies on each valuation date based on each policy's pro rata share of the assets of the fund as of the beginning of the valuation date.

   Accumulation Unit Valuation

   On each day the New York Stock Exchange (the "Exchange") is open for trading, the accumulation unit value is determined as of the earlier of 3:00 PM central time or the close of the Exchange by dividing the policy owners' share of the value of each fund's investments and other assets, less liabilities, by the number of policy owner accumulation units outstanding in the respective fund.

   Federal Income Taxes

   The Company is taxed as a life insurance company under the provisions of the Internal Revenue Code (the "IRC"). The operations of the Separate Account are part of the total operations of the Company and are not taxed as a separate entity.

   Under the IRC, net investment income (loss) and realized gains (losses) are retained in the Separate Account and are not taxable until received by the policy owner or beneficiary in the form of annuity payments or other distributions.

State Farm Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

   Estimates

   The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that could affect the amounts reported therein, as well as the disclosure of any contingent assets and liabilities. Actual results reported could differ from the estimates reported in the accompanying financial statements.

3. Expenses and Related Party Transactions

   A mortality and expense risk charge, which includes a death benefit guarantee risk charge, is deducted by the Company from the Separate Account on a daily basis, which is equal, on an annual basis, to 0.8% of the daily net asset value of the policy owners' portion of assets in the Separate Account. The charge may be adjusted after policy issue, but is guaranteed not to exceed 0.9% of net assets. The death benefit guarantee risk charge covers the risk that the policy would remain in force if the required minimum premiums were satisfied, even if the policy account value were to drop below zero. This could result from a decline in the value of the subaccounts due to market performance. These charges compensate the Company for assuming these risks under the variable life policy. The disbursements for mortality and expense risk charges amounted to $1,085,842 and $980,369 during 2002 and 2001, respectively.

   At the beginning of each policy month, the Company makes a deduction from the cash value of the policy, which consists of the cost of insurance for the policy and any additional benefits provided by the rider, if any, for the policy month. In addition, a $6 monthly expense charge (maximum $8 per month) is deducted which reimburses the Company for administrative expenses relating to the issuance and maintenance of the policy. The total amount of monthly deductions was $16,841,014 and $15,507,303 during 2002 and 2001, respectively. These deductions are included in the line item labeled "Payments for surrenders and other redemptions" in the Statements of Changes in Policy Owners' Equity and Surplus.

   A surrender charge may be deducted in the event of a surrender to reimburse the Company for expenses incurred in connection with issuing the policy. The full surrender charge will be increased monthly during the first two policy years, stay constant during the third through sixth year and is reduced each year after the sixth year until it reaches zero in the tenth policy year. The surrender charges were $1,005,474 and $979,819 during 2002 and 2001, respectively. These charges are included in the line item labeled "Payments for surrenders and other redemptions" in the Statements of Changes in Policy Owners' Equity and Surplus.

   A withdrawal fee is assessed upon the partial withdrawal of funds which is equal to the lesser of $25 or 2% of the amount withdrawn. Withdrawal fees amounted to $7,831 and $7,982 during 2002 and 2001, respectively. These fees are included in the line item labeled "Payments for surrenders and other redemptions" in the Statements of Changes in Policy Owners' Equity and Surplus.

   The Company reserves the right to deduct a $25 transfer processing fee for each transfer in excess of 12 during a policy year. In addition, the Company deducts a 5% charge from each premium before allocating the resulting premium to the unit value.

4. Contingent Liabilities

   If the assets of any fund exceed required reserves and other liabilities, the Company may transfer such excess to its general account.

State Farm Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

5. Changes in Units Outstanding

   The changes in units outstanding for the year ended December 31, 2002 are as follows:

                                            December 31, 2002
                                     --------------------------------
                                      Units     Units    Net Increase
          Fund                        Issued   Redeemed   (Decrease)
          ----                       --------- --------- ------------
          Large Cap Equity Index.... 2,841,230 1,647,989  1,193,241
          Small Cap Equity Index.... 1,277,311   747,617    529,694
          Bond......................   549,085   357,937    191,148
          Money Market..............   267,231   203,071     64,160
          International Equity Index 1,448,979   863,295    585,684
          Stock and Bond Balanced...   430,249   243,747    186,502

6. Policy Owners' Equity and Surplus

   Policy owners' equity and surplus are represented by accumulation units in the related Separate Account as well as the value of the fund shares owned by the Company.
   At December 31, 2002 and 2001, the policy owners' equity and surplus are represented by the following accumulation units and accumulation unit values and surplus contributed (multiplication of amounts shown may not equal policy owners' equity because of rounding):

                                               December 31, 2002
                           -------------------------------------------------------------
                           Policy Owners' Equity                              Total
                           ---------------------   Policy                     Policy
                           Unit        Units       Owners'      Surplus   Owners' Equity
Fund                       Value    Outstanding    Equity     Contributed  and Surplus
----                        ------  -----------  ------------ ----------- --------------
Large Cap Equity Index.... $ 8.88    6,472,604   $ 57,496,509 $ 7,213,485  $ 64,709,994
Small Cap Equity Index....   8.83    2,846,142     25,123,831  13,840,374    38,964,205
Bond......................  13.25    1,206,663     15,985,755   6,862,572    22,848,327
Money Market..............  11.80      388,035      4,577,133   6,108,942    10,686,075
International Equity Index   7.67    3,057,826     23,451,350  22,441,809    45,893,159
Stock and Bond Balanced...  10.39      970,421     10,080,507          54    10,080,561
                                                 ------------ -----------  ------------
   Total..................                       $136,715,085 $56,467,236  $193,182,321
                                                 ============ ===========  ============

                                               December 31, 2001
                           -------------------------------------------------------------
                           Policy Owners' Equity
                           ---------------------
                                                                              Total
                                                   Policy                     Policy
                           Unit        Units       Owners'      Surplus   Owners' Equity
Fund                       Value    Outstanding    Equity     Contributed  and Surplus
----                        ------  -----------  ------------ ----------- --------------
Large Cap Equity Index.... $11.54    5,279,363   $ 60,924,789 $ 9,296,288  $ 70,221,077
Small Cap Equity Index....  11.22    2,316,448     25,979,135  17,443,890    43,423,025
Bond......................  12.25    1,015,515     12,434,855   6,295,579    18,730,434
Money Market..............  11.74      323,875      3,802,472   6,032,034     9,834,506
International Equity Index   9.23    2,472,142     22,822,728  26,798,524    49,621,252
Stock and Bond Balanced...  11.70      783,919      9,172,811          61     9,172,872
                                                 ------------ -----------  ------------
   Total..................                       $135,136,790 $65,866,376  $201,003,166
                                                 ============ ===========  ============

State Farm Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

      Purchases and sales of Trust's shares by the Separate Account for the years ended December 31, 2002 and 2001 by each Fund are shown below:

                                        2002                   2001
                               ---------------------- ----------------------
                                Purchases    Sales     Purchases    Sales
                               ----------- ---------- ----------- ----------
    Large Cap Equity Index.... $13,248,403 $  796,636 $15,673,520 $  489,487
    Small Cap Equity Index....   5,945,079    422,223   6,320,571    180,399
    Bond......................   4,080,649    674,159   3,832,274    324,311
    Money Market..............   1,669,455    817,884   1,723,367  1,103,158
    International Equity Index   5,836,601    350,566   7,623,565     76,490
    Stock and Bond Balanced...   2,562,807    271,685   2,536,075    199,517
                               ----------- ---------- ----------- ----------
       Total.................. $33,342,994 $3,333,153 $37,709,372 $2,373,362
                               =========== ========== =========== ==========

7. Financial Highlights

   The Company sells a variable life insurance product, which has unique combinations of features and fees that are charged against the policy owners' account balances. Differences in the fee structures result in a variety of unit values, expense ratios and total returns. The summary below may not reflect the minimum and maximum policy charges offered by the Company as policy owners may not have selected all available and applicable policy options.

   The financial highlights of each Fund of the Separate Account for each of the two years in the period ended December 31, 2002 are as follows:

                           At December 31, 2002              For the Year Ended December 31, 2002
                           --------------------- -------------------------------------------------------------
                                                    Unit Fair        Net       Expense
                                       Average        Value       Investment    Ratio        Total Return
                                         Net          Lowest        Income      Lowest          Lowest
Fund                         Units     Assets       to Highest      Ratio*   to Highest**    to Highest***
----                       --------- ----------- ---------------- ---------- ------------ --------------------
Large Cap Equity Index.... 6,472,604 $67,465,535 $ 7.84 to $11.78   0.66%        0.8%     (23.81%) to  (0.07%)
Small Cap Equity Index.... 2,846,142 $41,193,615 $ 7.53 to $12.01   0.47%        0.8%      (20.66%) to  13.83%
Bond...................... 1,206,663 $20,789,380 $12.17 to $13.26   4.80%        0.8%        5.65%  to   9.01%
Money Market..............   388,035 $10,260,291 $11.74 to $11.80   0.94%        0.8%        1.28%  to   3.29%
International Equity Index 3,057,826 $47,757,206 $ 6.91 to $ 9.56   1.09%        0.8%     (25.93%) to  (8.49%)
Stock and Bond Balanced...   970,421 $ 9,626,716 $ 9.58 to $11.84   2.59%        0.8%      (12.13%) to   2.49%

                           At December 31, 2001              For the Year Ended December 31, 2001
                           --------------------- -------------------------------------------------------------
                                                    Unit Fair        Net       Expense           Total
                                       Average        Value       Investment    Ratio           Return
                                         Net          Lowest        Income      Lowest          Lowest
Fund                         Units     Assets       to Highest      Ratio*   to Highest**    to Highest***
----                       --------- ----------- ---------------- ---------- ------------ --------------------
Large Cap Equity Index.... 5,279,363 $67,136,159 $ 9.70 to $13.58   0.42%        0.8%     (26.85%) to  (1.18%)
Small Cap Equity Index.... 2,316,448 $40,053,385 $ 8.71 to $11.75   0.61%        0.8%      (21.32%) to   5.08%
Bond...................... 1,015,515 $16,682,329 $11.29 to $12.45   5.03%        0.8%        9.66%  to  13.74%
Money Market..............   323,875 $ 9,524,402 $11.42 to $11.74   3.31%        0.8%        3.71%  to   6.08%
International Equity Index 2,472,142 $52,309,360 $ 7.97 to $11.93   0.41%        0.8%     (28.95%) to  (8.37%)
Stock and Bond Balanced...   783,919 $ 8,303,191 $10.53 to $12.47   3.07%        0.8%      (12.57%) to   3.71%

--------
* Net Investment Income, as presented in the Statement of Operations, as a percent of Average Net Assets.
**There is no fluctuation in the annualized mortality and expense charge. Refer to Note 3. This excludes the effect of the expenses of the underlying fund portfolios and charges made directly to policy owners' accounts through the redemption of units.
***The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions) excluding the annualized mortality and expense charge.

State Farm Life Insurance Company
Variable Life Separate Account

Notes to Financial Statements, Continued
--------------------------------------------------------------------------------

8. Net Assets

   The net assets of each Fund of the Separate Account at December 31, 2002 are as follows:

                           Large         Small
                            Cap           Cap                                 International    Stock
                           Equity        Equity                     Money        Equity       and Bond
                           Index         Index          Bond        Market        Index       Balanced
                            Fund          Fund          Fund         Fund         Fund          Fund
                        ------------  ------------  -----------  -----------  ------------- -----------
Proceeds from units
 purchased............. $111,582,417  $ 41,284,943  $21,937,527  $13,435,934  $ 46,370,081  $15,937,014
Cost of units
 redeemed..............  (29,347,606)  (11,164,354)  (8,523,103)  (9,198,198)  (12,470,240)  (4,443,593)
Surplus contributed....    7,500,000    15,000,000    5,000,000    5,000,000    27,000,000           50
Investment income......    4,128,392     6,780,008    3,490,072    1,548,675     3,253,659      785,624
Mortality and expense
 risk charges..........   (1,407,220)     (550,224)    (284,702)    (100,336)     (533,508)    (209,657)
Realized loss on
 investments...........     (696,869)     (305,612)     (62,117)          --      (299,888)     (91,380)
Unrealized appreciation
 (depreciation)........  (27,049,120)  (12,080,556)   1,290,650           --   (17,426,945)  (1,897,497)
                        ------------  ------------  -----------  -----------  ------------  -----------
                        $ 64,709,994  $ 38,964,205  $22,848,327  $10,686,075  $ 45,893,159  $10,080,561
                        ============  ============  ===========  ===========  ============  ===========

                                     PART C

                                OTHER INFORMATION

Item 27. Exhibits

1. Board of Directors Resolutions of State Farm Life Insurance Company establishing State Farm Life Insurance Company Variable Life Separate Account. (1)

2.  Custodian Agreements. Not applicable.

3.  Underwriting Contracts.

      (a)   Distribution Agreement (4)
      (b)   Registered Representative Agreement (5)

4.  Contracts.

      (a)  Specimen Flexible Premium Variable
             Universal Life Insurance Policy (1)

      (b)  Policy Riders and Endorsements (1)

5.  Applications.

      (a)   Application form (3)
      (b)   Reinstatement Application (5)

6.  Depositor's Certificate of Incorporation and By-Laws.

      (a)   Articles of Incorporation of State Farm Life Insurance Company (2)
      (b)   By-laws of State Farm Life Insurance Company (2)

7.  Reinsurance Contracts.

8.  Participation Agreements. (4)

9.  Administrative Contracts.  Not applicable.

10. Other Material Contracts.  Powers of Attorney.

11. Legal Opinion and Consent as to the legality of the securities being registered. (3)

12. Actuarial Opinion. Not applicable.

13. Calculations. Not applicable.

14.  Other Opinions.

          (a)  Consent of PricewaterhouseCoopers LLP
          (b)  Consent of Sutherland, Asbill & Brennan LLP

15.  Omitted Financial Statements. [No financial statements are omitted from
     Item 24.]

16.  Initial Capital Agreements. Not applicable.

17. Redeemability Exemption. Description of State Farm Life Insurance Company's Issuance, Transfer and Redemption Procedures for Policies. (3)

------------------------------

1. Incorporated herein by reference to the initial registration statement on Form S-6 (File No. 333-19521), filed on behalf of State Farm Life Insurance Company Variable Life Separate Account on January 10, 1997.

2. Incorporated herein by reference to Pre-Effective Amendment No. 1 to a Registration Statement on Form N-4 (File No. 333-19189), filed on behalf of State Farm Life Insurance Company Variable Annuity Separate Account with the Securities and Exchange Commission on October 10, 1997.

3. Incorporated herein by reference to Pre-Effective Amendment No. 1 to the registrant's registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on January 30, 1998.

4. Incorporated herein by reference to Post-Effective Amendment No. 4 to the registrant's registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 30, 1999.

5. Incorporated herein by reference to the Post-Effective Amendment No. 5 to the registrant's registration statement on Form S-6 (File No. 333-19521), filed with the Securities and Exchange Commission on April 28, 2000.



----------

Item 28. Directors and Officers of the Depositor


------------------------------------------------------------------------------------------------------------------------
 Name and Principal Business                    Position and Offices with State Farm Life Insurance Company
         Address*
------------------------------------------------------------------------------------------------------------------------
Edward B. Rust, Jr.                            Director; President; Chairman of the Board
------------------------------------------------------------------------------------------------------------------------
Charles R. Wright                              Director; Senior Executive Vice President and Chief Agency and
                                               Marketing Officer
------------------------------------------------------------------------------------------------------------------------
George L. Perry                                Director
------------------------------------------------------------------------------------------------------------------------
Vincent J. Trosino                             Director; Vice Chairman of the Board
------------------------------------------------------------------------------------------------------------------------
W.H. Knight, Jr.                               Director
------------------------------------------------------------------------------------------------------------------------
Jack W. North                                  Director
------------------------------------------------------------------------------------------------------------------------
Susan D. Waring                                Director; Senior Vice President, Chief Administrative Officer
------------------------------------------------------------------------------------------------------------------------
Susan M. Phillips                              Director
------------------------------------------------------------------------------------------------------------------------
Jerry Porras                                   Director
------------------------------------------------------------------------------------------------------------------------
Barbara Cowden                                 Director
------------------------------------------------------------------------------------------------------------------------
Nancy A. Behrens                               Vice President - Risk Management
------------------------------------------------------------------------------------------------------------------------
Kim M. Brunner                                 Senior Vice President and General Counsel
------------------------------------------------------------------------------------------------------------------------
Michael L. Tipsord                             Vice President and Treasurer
------------------------------------------------------------------------------------------------------------------------
Laura P. Sullivan                              Vice President, Corporate Secretary and Counsel
------------------------------------------------------------------------------------------------------------------------
Dale R. Egeberg                                Vice President and Controller
------------------------------------------------------------------------------------------------------------------------
Dean Van Loon                                  Vice President - Life Field Operations
------------------------------------------------------------------------------------------------------------------------


* The principal business address is One State Farm Plaza, Bloomington, Illinois 61710-0001.

Item 29. Persons Controlled by or Under Common Control With the Depositor or Registrant


State Farm Mutual Automobile Insurance Company

         State Farm County Mutual Insurance Company of Texas (Common Management) State Farm Bank, FSB (100% Ownership)
            State Farm Funding Corp. (100% Ownership)
         State Farm Florida Insurance Company (100% Ownership)
         State Farm General Insurance Company (100% Ownership)
         State Farm Fire and Casualty Company (100% Ownership)
         State Farm Life Insurance Company (100% Ownership)
            State Farm Annuity and Life Insurance Company (100% Ownership)
         State Farm Life and Accident Assurance Company (100% Ownership)
         State Farm Indemnity Company (100% Ownership)
         Amberjack, Ltd. (100% Ownership)
            Fiesta Jack, Ltd. (100% Ownership)
         State Farm Investment Management Corp. (100% Ownership)
         State Farm International Services, Inc. (100% Ownership)
         State Farm VP Management Corp. (100% Ownership)
         Insurance Placement Services, Inc. (100% Ownership)
         Top Layer Reinsurance LTD (50% Ownership)
         State Farm Lloyds, Inc. (100% Ownership)
            State Farm Lloyds (By Attorney-in-Fact)
         West Virginia IPSI (100% Ownership)
         State Farm Finance Corporation of Canada (100% Ownership)
            State Farm Investor Services (Canada) Holding Company
            (100% Ownership)
            State Farm Investor Services (Canada) Co. (100% Ownership)


Item 30. Indemnification

     Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

     Illinois Business Corporation Act Chapter 805 Section 5/8.75 is a comprehensive provision that defines the power of Illinois corporations to provide for the indemnification of its officers, directors, employees and agents. This Section also authorizes Illinois corporations to purchase and maintain insurance on behalf of directors, officers, employees or agents of the corporation.

     The Articles of Incorporation, as amended, and the Bylaws of State Farm Life Insurance Company do not provide for the indemnification of officers, directors, employees or agents of the Company.

Item 31. Principal Underwriter

     (a) Other Activity. State Farm VP Management Corp. is the principal underwriter of the Policies as defined in the Investment Company Act of 1940, as amended. State Farm VP Management Corp. also is the principal underwriter for State Farm Life Insurance Company Variable Annuity Separate Account.

     (b) Management. The following information is furnished with respect to the officers and directors of State Farm VP Management Corp.:


 Name and Principal    Positions and Offices with State    Positions and Offices
  Business Address         Farm VP Management Corp.           with Depositor
 ------------------    --------------------------------    ---------------------
  Edward B. Rust, Jr.    Director; President                Director; President; Chairman of the Board
  Michael L. Tipsord     Director; Sr. Vice President       Sr. Vice President and Treasurer
                          and Treasurer
  Jim Rutrough           Director; Sr. Vice President
  Charles R. Wright      Director; Sr. Vice President       Director; Senior Executive Vice President
                                                             and Chief Agency and Marketing Officer
  Jack W. North          Director; Sr. Vice President       Director
  Susan D. Waring        Director; Sr. Vice President       Director; Senior Vice President
  Ralph O. Bolt          Vice President - Compliance
  David R. Grimes        Vice President - Financial
                          and Security
  Randall H. Harbert     Vice President


     (c) Compensation From the Registrant. The following commissions and other compensation were received by each principal underwriter, directly or indirectly, from the Registrant during the Registrant's last fiscal year:

          (1)                    (2)                (3)                  (4)                (5)
        Name of           Net Underwriting
       Principal           Discounts and       Compensation on        Brokerage
      Underwriter           Commissions          Redemption          Commissions       Compensation
      -----------         ----------------     ---------------       -----------       ------------
     State Farm VP
      Management               [N/A]               [None]               [N/A]              [N/A]
         Corp.


Item 32. Location of Accounts and Records

     All accounts and records required to be maintained by Section 31(a) of the Investment Company Act of 1940, as amended, and the rules thereunder are maintained by State Farm Life Insurance Company at Three State Farm Plaza, N-1, Bloomington, Illinois 61791-0001.

Item 33. Management Services

     [All management contracts are discussed in Part A or Part B.]

Item 34. Fee Representation

     State Farm Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by State Farm Life Insurance Company.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, State Farm Life Insurance Company and State Farm Life Insurance Company Variable Life Separate Account certify that they meet all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act and have duly caused this amended Registration Statement to be signed on their behalf by the undersigned, duly authorized, in the City of Bloomington and the State of Illinois, on the 25th day of April, 2003.

                                         State Farm Life Insurance Company
                                         Variable Life Separate Account
                                                  (Registrant)
(SEAL)


Attest: /s/  Kevin L. McMullen             By:               *
       ----------------------------        -------------------------------------
       Kevin L. McMullen                   Edward B. Rust, Jr.
                                           President
                                           State Farm Life Insurance Company



                                        By: State Farm Life Insurance Company
                                                   (Depositor)


Attest: /s/  Kevin L. McMullen             By:               *
       ----------------------------        -------------------------------------
       Kevin L. McMullen                   Edward B. Rust, Jr.
                                           President
                                           State Farm Life Insurance Company

Pursuant to the requirements of the Securities Act of 1933, this amended registration statement has been signed below by the following persons in the capacities indicated on April 25, 2003.

            Signatures                                 Title
            ----------                                 -----
                *                          President, Director, and Chairman of
-------------------------------------      the Board (Principal Executive
Edward B. Rust, Jr.                        Officer)


                *                          Vice President and Controller
-------------------------------------      (Principal Accounting Officer)
Dale R. Egeberg

                *                          Vice President-Risk Management
-------------------------------------      (Principal Financial Officer)
Nancy A. Behrens

                *                          Director
-------------------------------------
Barbara Cowden

                *                          Director
-------------------------------------
W. H. Knight, Jr.

                *                          Director
-------------------------------------
Jack North

                *                          Director
-------------------------------------
George L. Perry

                *                          Director
-------------------------------------
Susan M. Phillips

                *                          Director
-------------------------------------
Jerry Porras

                *                          Director and Vice Chairman of
-------------------------------------      the Board
Vincent J. Trosino

                *                          Director, Senior Vice President
-------------------------------------
Susan Waring

                *                          Director and Senior Executive Vice
-------------------------------------      President and Chief Agency and
Charles R. Wright                          Marketing Officer


* By: /s/ Stephen L. Horton
     -------------------------------
     Stephen L. Horton
     Pursuant to Power of Attorney